As filed with the Securities and Exchange Commission on May 28, 2014
1933 Act File No. 333-195214
1940 Act File No. 811-22958

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. 4
Post-Effective Amendment No. [   ]
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940 ☒
Amendment No. 4

Duff & Phelps Select Energy MLP Fund Inc.
(Exact Name of Registrant as Specified in Charter)
100 Pearl Street, 7th Floor, Hartford, Connecticut 06103
(Address of Principal Executive Offices)
(866) 270-7598
(Registrant’s Telephone Number)
George R. Aylward
Virtus Investment Partners, Inc.
100 Pearl Street, 9th Floor
Hartford, Connecticut 06103
(Name and Address of Agent for Service)

Copies to:

William Renahan, Esq. Virtus Investment Partners, Inc. 100 Pearl Street, 7th Floor Hartford, CT 06103 (860) 263-4799	Sarah E. Cogan, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017 (212) 455-3575	David Wohl, Esq. Weil, Gotshal & Manges LLP 767 Fifth Avenue New York, New York 10153 (212) 310-8933

Approximate Date of Proposed Public Offering:   As soon as practicable after the effective date of this Registration Statement.
If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box   ☐
It is proposed that this filing will become effective (check appropriate box):
☐   when declared effective pursuant to Section 8(c).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Stock, $0.001 par value	50,000 shares	$20.00	$1,000,000	$128.80(2)

(1)
  Estimated solely for purpose of calculating the registration fee.
(2)
  Previously paid.
The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. We may not sell these securities until the registration statement is effective. The Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS DATED MAY 28, 2014
                Shares
Duff & Phelps Select Energy MLP Fund Inc.
Common Stock
$20.00 per Share

The Fund. Duff & Phelps Select Energy MLP Fund Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.
Investment Objective. The Fund’s investment objective is to seek a high level of total return resulting from a combination of current tax-deferred distributions and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.
Investment Strategies. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (as defined below) in energy master limited partnerships (“MLPs”) (the “80% policy”). The Fund intends to place an emphasis on investments in midstream MLPs across all market capitalizations. For purposes of the 80% policy, the Fund considers investments in public and private MLPs to include investments in the form of MLP equity securities, securities of entities holding substantially all general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs, including I-Shares, exchange-traded funds that substantially hold MLP interests and debt securities of MLPs. Energy entities derive at least 50% of their revenues from the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing,
(continued on next page)
NO PRIOR TRADING HISTORY. BECAUSE THE FUND IS NEWLY ORGANIZED, ITS SHARES OF COMMON STOCK (“COMMON STOCK”) HAVE NO HISTORY OF PUBLIC TRADING. THE SHARES OF CLOSED-END INVESTMENT COMPANIES FREQUENTLY TRADE AT A DISCOUNT FROM THEIR NET ASSET VALUE WHICH MAY INCREASE INVESTOR RISK OF LOSS. THIS RISK MAY BE GREATER FOR INVESTORS EXPECTING TO SELL THEIR SHARES IN A RELATIVELY SHORT PERIOD AFTER COMPLETION OF THE INITIAL PUBLIC OFFERING.
The Fund expects for its Common Stock to be authorized for listing on the New York Stock Exchange, subject to notice of issuance. The trading or “ticker” symbol is expected to be “DSE.”
Investing in the Fund’s Common Stock involves certain risks. You could lose some or all of your investment. See “Risks” beginning on page 54 of this Prospectus.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$20.00	$
Sales Load(2)	$0.90	$
Proceeds, after expenses, to the Fund(3)	$19.06	$

(notes continued on next page)
The underwriters expect to deliver the Common Stock to purchasers on or about                , 2014.

Morgan Stanley		Wells Fargo Securities
Oppenheimer & Co.		RBC Capital Markets
Baird Janney Montgomery Scott J.V.B. Financial Group, LLC MLV & Co. Southwest Securities	BB&T Capital Markets J.J.B. Hilliard, W.L. Lyons, LLC Ladenburg Thalmann & Co. Inc. Newbridge Securities Corporation Wedbush Securities Inc.	Henley & Company LLC J.P. Turner & Company, LLC Maxim Group LLC Pershing LLC Wunderlich Securities

The date of this Prospectus is                , 2014.

(notes continued from previous page)

(1)
  The Fund has granted the underwriters an option to purchase up to                 additional shares of Common Stock at the public offering price, less the sales load, within 45 days from the date of this Prospectus solely to cover over-allotments, if any. If such option is exercised in full, the total public offering price, sales load and proceeds, after expenses, to the Fund will be approximately $               , $                and $               , respectively. See “Underwriters.”
(2)
  Virtus Alternative Investment Advisers, Inc. (“VAIA”) (and not the Fund) has agreed to pay, from its own assets, upfront structuring and syndication fees to Morgan Stanley & Co. LLC and upfront fees to Wells Fargo Securities, LLC, Oppenheimer & Co. Inc., RBC Capital Markets, LLC and Robert W. Baird & Co. Incorporated and may pay certain other qualifying underwriters a structuring fee, sales incentive fee or additional compensation in connection with the offering. These fees are not reflected under “sales load” in the table above. The Fund intends to pay compensation to employees of one of its affiliates who participate in the marketing of the Common Stock as described in footnote 3 below. See “Underwriters — Additional Compensation to be Paid by VAIA.”
(3)
  Total offering expenses are estimated to be approximately $   . Total offering expenses to be paid by the Fund (other than the sales load) are estimated to be approximately $               , which represents $0.04 per share. These offering expenses include payments to certain registered personnel of VP Distributors, LLC (“VPD”) who participate as wholesalers in the marketing of the Common Stock. After payment of such expenses, proceeds to the Fund will be $19.06 per share. VAIA has agreed to pay (i) all of the Fund’s organizational expenses, estimated to be approximately $131,500, and (ii) the Fund’s offering expenses (other than the sales load) in excess of $0.04 per share, estimated to be approximately $629,700.
(continued from previous page)
mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. Please see “The Fund’s Investments” for a more detailed discussion of the Fund’s potential investments.
Tax Matters. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. If publicly traded, MLPs must derive at least 90% of their gross income from qualifying sources as described in Section 7704 of the Internal Revenue Code of 1986, as amended (the “Code”), in order to be taxed as partnerships for United States federal income tax purposes.
The Fund will be treated as a regular corporation, or a “C” corporation, for United States federal income tax purposes and, as a result, unlike most investment companies, is subject to corporate income tax to the extent the Fund recognizes taxable income. Any taxes paid by the Fund will reduce the amount available to pay distributions to holders of Common Stock (“Common Stockholders”), and therefore investors in the Fund will likely receive lower distributions than if they invested directly in MLPs. Given the Fund’s concentration in MLPs, the Fund is not eligible to be treated as a “regulated investment company” under the Code. The types of MLPs in which the Fund intends to invest historically have often made cash distributions to limited partners or members that exceed the amount of taxable income allocable to limited partners or members due to a variety of factors, including significant non-cash deductions such as depreciation and depletion, although there can be no assurance that they will continue to do so. If the cash distributions exceed the taxable income reported in a particular tax year, the excess cash distributions would not be taxed as income to the Fund in that tax year but rather would be treated as a return of capital for United States federal income tax purposes to the extent of the Fund’s basis in its MLP units. Similarly, the Fund may distribute cash in excess of its earnings and profits to Common Stockholders which may be treated as a return of capital to the extent of the Common Stockholders’ tax basis in the Fund’s Common Stock. As a result, the Fund’s Common Stockholders may receive distributions that are generally tax-deferred and represent a return of capital, although no assurance can be given in this regard. For tax purposes, a return of capital represents a return of a Common Stockholder’s initial investment in the Fund rather than a distribution of the Fund’s earnings. Any distribution received by Common Stockholders that is treated as a return of capital generally will result in a reduction in basis in their shares, which may increase the capital gain, or reduce the capital loss, realized upon the sale of such shares. As a result, a Common Stockholder that receives a return of capital distribution may be required to pay tax on a sale of shares even if such Common Stockholder sells such shares for less than the amount of such Common Stockholder’s initial investment. In addition, the Fund may have more corporate income tax expense than expected, which will result in less cash available to distribute to Common Stockholders.
Leverage. The Fund may seek to enhance the level of its cash distributions to Common Stockholders through the use of leverage. The Fund may use leverage through borrowings, including loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), in an aggregate amount of up to 33 1∕3% of the Fund’s total assets immediately after such Borrowings. Furthermore, the Fund may use leverage through the issuance of preferred stock (“Preferred Stock”) in an aggregate amount of up to 50% of the Fund’s total assets immediately after such issuance. Under current market conditions, the Fund generally intends to utilize leverage in an amount equal to approximately 30% of its Managed Assets principally through Borrowings from certain financial institutions. “Managed Assets” means net assets plus the amount of any Borrowings and any Preferred Stock that may be outstanding. See “Use of Leverage,” “Risks—Leverage Risk” and “Description of Shares—Preferred Stock.”
For more information on the Fund’s investment strategies, see “The Fund’s Investments” and “Risks.”
Investment Manager and Subadviser. Virtus Alternative Investment Advisers, Inc., the Fund’s investment manager, supervises the day-to-day management of the Fund’s portfolio by Duff & Phelps Investment Management Co. (“DPIM”) and provides certain administrative and management services to the Fund. As of April 30, 2014, VAIA’s total assets under management were approximately $130.3 million.
Duff & Phelps Investment Management Co., the Fund’s subadviser, will be responsible for the day-to-day portfolio management of the Fund, subject to the supervision of the Fund’s Board of Directors and VAIA. As of April 30, 2014, DPIM’s total assets under management were approximately $9.9 billion, including $5.6 billion in closed-end funds.
ii

You should read this Prospectus, which contains important information about the Fund that you should know before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated                , 2014, as it may be amended (the “SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI (the table of contents of which is on page 95 of this Prospectus), annual and semi-annual reports to stockholders (when available), and additional information about the Fund by calling (866) 270-7598 (toll-free) or by writing to the Fund c/o Virtus Fund Services, LLC at 100 Pearl Street, Hartford, Connecticut 06103, or visiting the Fund’s website (www.virtus.com/dse). The information contained in, or accessed through, the Fund’s website is not part of this Prospectus. You may also obtain a copy of the SAI (and other information regarding the Fund) from the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Such materials, as well as the Fund’s annual and semi-annual reports (when available) and other information regarding the Fund, are also available on the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-0102.
The Fund’s Common Stock does not represent a deposit or obligation of, and is not guaranteed or endorsed by, any bank or other insured depository institution, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.
iii

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

Prospectus Summary
This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund’s Common Stock. You should review the more detailed information contained elsewhere in this Prospectus and in the Statement of Additional Information (the “SAI”), especially the information under the heading “Risks.” Unless otherwise indicated or the content otherwise requires, references to “we,” “us” and “our” refer to Duff & Phelps Select Energy MLP Fund Inc.
The Fund
Duff & Phelps Select Energy MLP Fund Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.
The Offering
The Fund is offering         shares of common stock at $20.00 per share through a group of underwriters led by Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC. The shares of common stock are called “Common Stock” in the rest of this Prospectus. You must purchase at least 100 shares ($2,000) of Common Stock in order to participate in this offering. The Fund has given the underwriters an option to purchase up to         additional shares of Common Stock within 45 days from the date of this Prospectus solely to cover over-allotments, if any. See “Underwriters.”
Who May Want to Invest
Investors should consider their financial situations and needs, other investments, investment goals, investment experience, time horizons, liquidity needs and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund may be an appropriate investment for long-term investors who are seeking:
•
  the opportunity for attractive total returns resulting from tax-deferred distributions combined with capital appreciation;
•
  exposure to the U.S. energy renaissance and the ongoing investment necessary to expand U.S. oil and natural gas production;
•
  potential diversification of an overall investment portfolio;
•
  simplified tax reporting compared to direct master limited partnership (“MLPs”) investments; and
•
  security selection through the professional, active management of Duff & Phelps Investment Management Co. (“DPIM”).
DPIM believes that energy MLPs present an attractive investment opportunity. MLPs combine the tax benefits associated with limited partnerships with the liquidity of publicly traded securities. The types of MLPs in which the Fund intends to invest historically have often made cash distributions to limited partners or members that exceed the amount of taxable income allocable to limited partners or members due to a variety of factors, including significant non-cash deductions such as depreciation and depletion, although there can be no assurance that they will continue to do so. If the cash distributions exceed the taxable income reported in a particular tax year, the excess cash distributions would not be taxed as income to the Fund in that tax year but rather would be treated as a return of capital for United States federal income tax purposes to the extent of the Fund’s basis in its MLP units. Similarly, the Fund may distribute cash in excess of its earnings and profits to holders of Common Stock (the “Common Stockholders”) which may be treated as a return of capital to the extent of the Common Stockholders’ tax basis in the Fund’s Common Stock. As a result, the Fund’s Common Stockholders may receive distributions that are generally tax-deferred and represent a return of capital, although no assurance can be given in this regard. This will result in a reduction in basis in their shares, which may increase the capital gain, or reduce capital loss, realized upon sale of such shares. In addition, the Fund may have more corporate income tax expense than expected, which will result in less cash available to distribute to Common Stockholders.
Investment Objective
The Fund’s investment objective is to seek a high level of total return resulting from a combination of current tax-deferred distributions and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.
Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (as defined below) in energy MLPs (the “80% policy”). The Fund intends to place an emphasis on investments in midstream MLPs across all market capitalizations. For purposes of the 80% policy, the Fund considers investments in public and private MLPs to include investments in the form of MLP equity securities, securities of entities holding substantially all general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs, including I-Shares, exchange-traded funds that substantially hold MLP interests and debt securities of MLPs. Energy entities derive at least 50% of their revenues from the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. For as long as “Energy MLP” is in the name of the Fund, the Fund will invest at least 80% of its Managed Assets in energy MLPs. The Fund may not change its policy to invest at least 80% of its Managed Assets in energy MLPs unless it provides stockholders with at least 60 days’ written notice of such change. “Managed Assets” means net assets plus the amount of any Borrowings (as defined below) and any Preferred Stock (as defined below) that may be outstanding.
The Fund may invest up to 20% of its Managed Assets in securities of issuers either: (i) in the energy sector and that are not MLPs or (ii) that produce products that are primarily for the use of companies in the energy sector (such as sand miners, certain chemical companies, and coking coal processors). This 20% allocation may be in any of the securities described in this

Prospectus and the SAI. Such issuers may be treated as corporations for United States federal income tax purposes and, therefore, may not offer the tax benefits of investing in MLPs described in this Prospectus.
The Fund may invest up to 20% of its Managed Assets in debt securities of MLPs and other issuers in the energy sector, including both investment grade debt securities and debt securities rated below investment grade (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB or lower by Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings (“Fitch”), comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or, if unrated, as determined by DPIM to be of comparable credit quality). The Fund will only invest in debt securities rated, at the time of the initial investment, at least Ba by Moody’s or BB by S&P or Fitch or, if unrated, deemed to be of the equivalent quality by DPIM.
Securities rated below investment grade are commonly called “high yield” or “junk” bonds and are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and involve major risk exposure to adverse conditions. For a more complete discussion of the Fund’s portfolio composition, see “The Fund’s Investments.”
The Fund may invest up to 10% of its Managed Assets in restricted securities, including private investments in public equities (commonly known as PIPEs). “Restricted securities” are securities that are unregistered or subject to contractual or other legal restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions. PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered with the Securities and Exchange Commission (the “SEC”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company will agree as part of the PIPE deal promptly to register the restricted securities with the SEC. PIPE investments may be deemed illiquid. Although issuers typically bear the costs of registration, the Fund may in some cases be required to pay the expenses of registering restricted securities it holds with the SEC.
The Fund’s Investments
Master Limited Partnerships.   Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for United States federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its gross income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay United States federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sectors.
MLP Equity Securities.   Equity securities issued by MLPs typically consist of common units, subordinated units and preferred units.
MLP Common Units.   MLP common units are typically listed and traded on national securities exchanges, including the New York Stock Exchange (the “NYSE”) and the NASDAQ Stock Market (“NASDAQ”). The Fund will typically purchase MLP common units through open market transactions, but may also acquire MLP common units through direct private placements. Holders of MLP common units typically have limited control and voting rights. Holders of MLP common units are typically entitled to receive a minimum quarterly distribution (“MQD”), including arrearage rights, from the issuer.
MLP Subordinated Units.   MLP subordinated units are not typically listed on an exchange or publicly traded. The Fund will typically purchase MLP subordinated units through negotiated transactions directly with holders of such units or newly-issued subordinated units directly from the issuer. Holders of MLP subordinated units are generally entitled to receive MQDs after payments to holders of common units have been satisfied and prior to incentive distributions to the general partner or managing member. MLP subordinated units do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the MLP of specified financial goals.
MLP Preferred Units.   MLP preferred units are not typically listed on an exchange or publicly traded. The Fund will typically purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.
Other Equity Securities.   The Fund may invest in equity securities issued by affiliates of MLPs, including the general partners or managing members of MLPs. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. The Fund intends to purchase equity securities through market transactions, but may also acquire equity securities through direct private placements.
I-Shares.   I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in an MLP limited partnership interest. I-units have similar features to MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares (which are generally tax-free) in an amount equal to the cash distributions received by common unit holders of the MLP in question. I-Shares are traded on the NYSE.
MLP General Partner or Managing Member Interests.   The general partner or managing member interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights (“IDRs”), which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of common unit distributions that exceed specified threshold levels above the MQD. Due to the IDRs, general partners or managing members of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.
Non-MLP Equity Securities.   The Fund may invest in common and preferred stock, convertible securities, warrants and depository receipts of companies in the energy sector that are organized as corporations, limited liability companies or limited partnerships.
Royalty Trusts.   The Fund may invest in royalty trusts. However, such investments do not count towards the Fund’s 80% policy. Royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to stockholders as distributions. Royalty trusts typically have no physical operations and no management or employees. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. As these deplete, production and cash flows steadily decline, which may decrease distribution rates. Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs.
Foreign Securities.   The Fund may invest up to 20% of its Managed Assets in securities of foreign issuers, including securities traded on non-U.S. exchanges and of emerging markets issuers. Such investments in securities of foreign issuers may include investments in American Depositary Receipts (“ADRs”). ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market in the United States or elsewhere.
Non-Diversification.   The Fund may invest up to 25% of its Managed Assets, at the time of purchase, in securities of any single issuer.
Comparison with Direct Investment in MLPs
The Fund seeks to provide an efficient vehicle through which the Fund’s Common Stockholders may invest in energy MLPs. An investment in the Fund offers investors several advantages as compared to direct investments in MLPs, including the following:
•
  Simplified tax reporting.   Investors in the Fund, while gaining exposure to multiple MLPs, will receive a single Form 1099, while direct MLP investors receive a Schedule K-1 from each MLP in which they are invested. Also, direct MLP investors may be required to file state income tax returns for each state in which the MLP operates, while investors in the Fund will not be required to file state income tax returns in any state in which they are not otherwise required to file tax returns. However, since the MLPs in which the Fund intends to invest generally will not deliver their Schedules K-1 to the Fund until after the Fund delivers Forms 1099 to its Common Stockholders, if the Schedules K-1 received by the

Fund show that the Fund has miscalculated its income attributable to any such MLPs, the Fund may have to send corrected Forms 1099 to its Common Stockholders, which may result in a Common Stockholder being required to request an extension to file its tax return or to amend a previously filed tax return.
•
  Favorable tax treatment.   Distributions from the Fund may be tax-deferred although no assurance can be given in this regard. To the extent that distributions to Common Stockholders exceed the Fund’s earnings and profits, distributions are generally not treated as taxable income for the investor. Instead, the Fund’s Common Stockholders will experience a reduction of basis in their shares, which may increase the capital gain, or reduce the capital loss, realized upon the sale of such shares. See “Risks—Tax Risks of Investing in Equity Securities of MLPs” and “Certain United States Federal Income Tax Considerations.”
•
  Potential for inclusion in IRAs and other retirement accounts.   Because distributions are not considered unrelated business taxable income (“UBTI”), IRAs, 401(k) plans and other employee benefit plans may invest in the Fund.
•
  Suitable for corporate investments and investment companies.   Subject to certain holding period and other requirements, any distributions by the Fund that may be taxable as dividends (i.e., distributions out of the Fund’s current or accumulated earnings and profits) generally will be eligible for the dividends received deduction in the case of corporate stockholders and generally will be treated as “qualified dividend income” eligible for reduced rates of taxation for stockholders taxed as individuals. In addition, the Fund’s Common Stock dividends will be treated as qualifying income for each of the Fund’s Common Stockholders that is an investment company (including mutual funds) that has elected to be taxed as a regulated investment company. In contrast, income received directly by such investment companies from MLPs may not be treated as qualifying income by such investment companies.
Leverage
The Fund may seek to enhance the level of its cash distributions to Common Stockholders through the use of leverage. The Fund may use leverage through borrowings, including loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), in an aggregate amount of up to 33 1∕3% of the Fund’s total assets immediately after such Borrowings. Furthermore, the Fund may use leverage through the issuance of preferred stock (“Preferred Stock”) in an aggregate amount of up to 50% of the Fund’s total assets immediately after such issuance. Under current market conditions, the Fund generally intends to utilize leverage in an amount equal to approximately 30% of its Managed Assets principally through Borrowings from certain financial institutions. There is no assurance that the Fund’s leveraging strategy will be successful.

Borrowings (and any Preferred Stock) will have seniority over Common Stock. Any Borrowings and Preferred Stock (if issued) will leverage your investment in Common Stock. Common Stockholders will bear the costs associated with any Borrowings, and if the Fund issues Preferred Stock, Common Stockholders will bear the offering costs of the Preferred Stock issuance. The Board of Directors of the Fund (the “Board of Directors” or the “Board”) may authorize the use of leverage through Borrowings and Preferred Stock without the approval of the Common Stockholders.
During periods when the Fund is using leverage through Borrowings or the issuance of Preferred Stock, the fees paid to Virtus Alternative Investment Advisers, Inc. (“VAIA”) and DPIM for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the principal amount of the Borrowings and any Preferred Stock. This means that VAIA and DPIM have a financial incentive to increase the Fund’s use of leverage. See “Use of Leverage” and “Risks—Leverage Risk.”
Tax Considerations
Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. If publicly traded, MLPs must derive at least 90% of their gross income from qualifying sources as described in Section 7704 of the Code, in order to be taxed as partnerships for United States federal income tax purposes. The Fund intends to invest primarily in MLPs that are taxed as partnerships for United States federal income tax purposes, and, except for purposes of the 80% policy, references in this Prospectus to MLPs include only MLPs that are so taxed.
The Fund will be treated as a regular corporation, or a “C” corporation, for United States federal income tax purposes. Accordingly, the Fund will pay federal and applicable state corporate taxes on its taxable income. Any taxes paid by the Fund will reduce the amount available to pay distributions to Common Stockholders, and therefore investors in the Fund will likely receive lower distributions than if they invested directly in MLPs. The types of MLPs in which the Fund intends to invest historically have often made cash distributions to limited partners or members that exceed the amount of taxable income allocable to limited partners or members due to a variety of factors, including significant non-cash deductions such as depreciation and depletion, although there can be no assurance that they will continue to do so. If the cash distributions exceed the taxable income reported in a particular tax year, the excess cash distributions would not be taxed as income to the Fund in that tax year but rather would be treated as a return of capital for United States federal income tax purposes to the extent of the Fund’s basis in its MLP units. See “Certain United States Federal Income Tax Considerations.”
The Fund may pay cash distributions to its Common Stockholders in excess of its taxable income per share, although no assurance can be given in this regard. If the Fund distributes cash from current or accumulated earnings and profits as computed for United States federal income tax purposes, such distributions will generally be taxable to Common Stockholders to the extent of such earnings and profits in the current period as dividend income for United States federal income tax purposes. Subject to certain holding period and other requirements, such dividend income will generally be eligible for the dividends received deduction in the case of corporate stockholders and will generally be treated as “qualified dividend income” eligible for reduced rates of taxation for stockholders taxed as individuals. If the Fund’s distributions exceed its current and accumulated earnings and profits as computed for United States federal income tax purposes, such excess distributions will constitute a non-taxable return of capital to the extent of a Common Stockholder’s basis in such holder’s Common Stock and will result in a reduction of such basis. To the extent that excess exceeds a Common Stockholder’s basis in such holder’s Common Stock, the excess will be taxed as capital gain. Upon the sale of Common Stock, a Common Stockholder generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the Fund’s Common Stockholder and the holder’s United States federal income tax basis in the Common Stock sold, as adjusted to reflect any return of capital.
Derivatives
Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The Fund may enter into derivative transactions, such as interest rate swaps, options contracts, forward contracts, and options on indexed securities for investment, for hedging and risk management purposes; provided that the Fund’s exposure to derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 25% of its Managed Assets. Also, the Fund will not enter into either futures contracts or options on futures contracts. To the extent that the security or index underlying the derivative or synthetic instrument is or is composed of securities of energy MLPs, the Fund will include such derivative and synthetic instruments for the purposes of the Fund’s 80% policy. The Fund may sell certain securities short. Although the Fund may use derivative instruments to further its investment objective and strategies, no assurance can be given that the Fund will be successful.
Certain portfolio management techniques, such as engaging in short sales or writing options on portfolio securities, may be considered senior securities for the purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), unless appropriate steps are taken to segregate the Fund’s assets or otherwise cover its obligations. Although under no obligation to do so, the Fund intends to cover its commitment with respect to such techniques should the Fund enter into or engage in one or more of such techniques. To the extent the Fund covers its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering its obligations, the instrument will not be considered a senior security for the purposes of the 1940 Act, provided, however, that to the extent the instrument is considered a senior security the Fund will comply with Section 18 of the 1940 Act. The Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and coverage requirements will not limit or offset losses on related positions.
Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. See “The Fund’s Investments—Additional Investment Activities—Derivatives” and “Risks—Derivatives Risk.”
Distributions
Under normal market conditions, the Fund intends to distribute substantially all of the Fund’s distributable cash flow received as cash distributions from MLPs and other payments on securities owned by the Fund, less Fund expenses.
The Fund intends to make distributions quarterly. Your initial distribution is expected to be declared approximately 45 days, and paid approximately 60 days, from the completion of this offering, depending upon market conditions.
Unless you elect to receive distributions in cash (i.e., opt out), all of your distributions, including any capital gains distributions on your Common Stock, will be automatically reinvested in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan. See “Distributions” and “Dividend Reinvestment Plan.”
Investment Philosophy and Process
DPIM takes a long-term strategic view when evaluating the energy sector and underlying sub-sectors of the energy MLP industry. Supply and demand trends from the wellhead to the burner tip, across upstream, midstream, and downstream segments are examined with the goal of minimizing exposure to sectors with weak fundamentals, identifying early application of new technologies, and focusing on trends in drilling productivity and rig count across multiple basins. DPIM, which has a long history of managing income-generating securities, adheres to a fundamental, bottom-up approach relative to sub-sector peers, with particular emphasis on predictable cash flows through visibility into project lead times, capital expansion opportunities, MLP management team views, and contract terms and length including assessment of commodity price and volumetric risk.

The Fund’s bottom-up approach in selecting MLP investments employs both a qualitative and quantitative analysis. In its qualitative analysis, DPIM evaluates MLP management philosophy and track record, competitive advantages via barriers to entry, long-term customer relationships and geographic footprint, regulatory landscape via permitting and export laws, quality of asset drop-down inventory including right of first offer, and assessment of fee-based contract structure including minimum volume commitments, inflation escalators, and take-or-pay provisions. In its quantitative analysis, DPIM employs multiple valuation methodologies including discounted cash distribution (DCD), targeted yield, and internal rate of return. From a relative valuation perspective, DPIM evaluates various factors, including: (i) risk-adjusted forecasted yields, (ii) the ratio of enterprise value to adjusted earnings before interest, tax, depreciation and amortization, (iii) price-to-distributable cash flow ratio, (iv) distribution coverage ratio, (v) the ratio of debt to adjusted earnings before interest, tax, depreciation and amortization, (vi) historical trends in yield spreads of competing “income” investments, and (vii) relative capital investment and organic growth opportunities. A stretched balance sheet, as evidenced by a deteriorating debt ratio, or a lack of visible distribution growth, as evidenced by re-contracting risk or an unsustainable coverage ratio, are examples of catalysts which may lead DPIM to sell an MLP security.
Investment Manager
Virtus Alternative Investment Advisers, Inc. will be the Fund’s investment manager. VAIA is a registered investment adviser and supervises the day-to-day management of the Fund’s portfolio by DPIM. As of April 30, 2014, VAIA’s total assets under management were approximately $130.3 million. VAIA is a wholly owned indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”), an independent, publicly traded company that operates a multi-manager investment management business and whose common stock is traded on the NASDAQ Global Market under the trading symbol “VRTS”. Virtus provides investment management products and services to individuals and institutions through affiliated managers and select unaffiliated subadvisers, each with distinct investment style, autonomous investment process and individual brand.
For its services, VAIA will receive an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily Managed Assets.
The Fund will pay all of its offering expenses up to $0.04 per share of Common Stock. The Fund’s management fees and other expenses are borne by the Common Stockholders. VAIA has agreed to pay (i) all of the Fund’s organizational expenses, estimated to be approximately $131,500, and (ii) the Fund’s offering expenses (other than the sales load) in excess of $0.04 per share, estimated to be approximately $629,700. See “Summary of Fund Expenses” and “Management of the Fund.”

Subadviser
DPIM will be the Fund’s subadviser and will be responsible for the day-to-day portfolio management of the Fund. DPIM (together with its predecessor) has been in the investment business for more than 75 years and has been managing closed-end funds since 1987. As of April 30, 2014, DPIM’s total assets under management were approximately $9.9 billion, including $5.6 billion in closed-end funds. DPIM also is a wholly owned indirect subsidiary of Virtus and an affiliated person of VAIA.
For its services, DPIM will receive an annual fee, payable monthly from VAIA in an amount equal to 50% of the amount paid to VAIA. No advisory fee will be paid by the Fund directly to DPIM. See “Management of the Fund.”
Administrator and
Sub-Administrator
Virtus Fund Services, LLC (“VFS”) is the Fund’s administrator. VFS is an indirect, wholly owned subsidiary of Virtus and an affiliated person of VAIA and DPIM. VFS provides administrative services required in connection with the operation of the Fund.
VFS serves as administrator to five closed-ends funds and over 50 open-end mutual funds. Under the terms of an Administration Agreement, VFS arranges for the calculation of the net asset value of the Common Stock and provides administrative services required in connection with the operation of the Fund not required to be provided by VAIA or DPIM under the advisory and subadvisory agreements, as well as providing the necessary office facilities, equipment and personnel to perform such services. VFS is entitled to receive a monthly fee at the annual rate of 0.1% of the average daily Managed Assets of the Fund, plus a $5,000 annual flat fee and $2 per registered account for each account over 1,000 registered accounts.
In addition, VFS has entered into a Sub-Administration Services Agreement and the Fund has entered into an Accounting Services Agreement each with BNY Mellon Investment Servicing (US) Inc. (“BNYM”), pursuant to which BNYM will provide certain sub-administration and accounting services with respect to the Fund. For its services under the Sub-Administration Agreement, BNYM shall be paid $10,000 per year for tax services, up to $500 for each regulatory filing of the Fund, $2,000 per year for wash sales, as well as reimbursement for certain out-of-pocket expenses. For its services under the Accounting Services Agreement, BNYM shall receive the greater of (i) a minimum monthly fee of $4,000 or (ii) 0.03% on the Fund’s first $500 million in Managed Assets, 0.275% on the Fund’s Managed Assets between $500 million and $1.5 billion, and 0.25% on the Fund’s Managed Assets in excess of $1.5 billion.
Listing and Symbol
The Fund expects for its Common Stock to be authorized for listing on the NYSE, subject to notice of issuance. The trading or “ticker” symbol is expected to be “DSE.”

Custodian and Transfer Agent
The Bank of New York Mellon will serve as custodian of the Fund’s assets. Computershare Trust Company, N.A. will serve as the Fund’s transfer agent. See “Custodian and Transfer Agent.”
Risks
An investment in the Fund’s Common Stock involves various material risks. The following is a summary of certain of these risks. It is not complete and you should read and consider carefully the more complete list of risks described below under “Risks” before purchasing Common Stock in this offering.
No History of Operations.   The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations or public trading.
Investment and Market Risk.   An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Stock represents an indirect investment in MLPs and other securities owned by the Fund, most of which could be purchased directly. The value of the Fund’s portfolio securities may move up or down, sometimes rapidly and unpredictably. At any point in time, your Common Stock may be worth less than your original investment.
Market Price Discount from Net Asset Value Risk.   Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be a greater risk to investors expecting to sell their Common Stock in a relatively short period following completion of this offering. Whether investors will realize gains or losses upon the sale of the Common Stock will not depend only upon the Fund’s net asset value but also upon whether the market price of the Common Stock at the time of sale is above or below the investor’s purchase price for the Common Stock. Because the market price of the Common Stock will be determined by factors such as relative supply of and demand for the Common Stock in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Stock will trade at, above or below net asset value or at, above or below the initial public offering price. The Fund’s Common Stock is designed primarily for long-term investors and you should not view the Fund as a vehicle for trading purposes.
Risks of Investing in MLP Units.   An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. There are also certain tax risks associated with an investment in MLP units (described further below). Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example a conflict may arise as a result of incentive distribution payments.
Tax Risks of Investing in Equity Securities of MLPs.   A part of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for United States federal income tax purposes. Partnerships do not pay United States federal income tax at the partnership level. Rather, each partner of a partnership, in computing its United States federal income tax liability, will include its allocable share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, a change in the business of a given MLP or a change in the types of income earned by a given MLP could result in an MLP being treated as a corporation for United States federal income tax purposes, which would result in such MLP being required to pay United States federal income tax on its taxable income. The classification of an MLP as a corporation for United States federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. Thus, if any of the MLPs owned by the Fund were treated as corporations for United States federal income tax purposes, the value and after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the Common Stock.
In addition, the potential tax benefit to the Fund of investing in MLPs will depend in part on the particular MLP securities selected, and whether any distributions paid by such MLPs will be treated as a return of capital (as opposed to currently taxable income). Generally, DPIM will seek to select MLP securities that provide distributions in excess of allocable taxable income. If DPIM fails to do so, a greater portion of the distributions received by the Fund may be comprised of taxable income (which would reduce the ability of the Fund to make distributions to Common Stockholders that are treated as a return of capital for United States federal income tax purposes). In such case, the Fund may have a larger corporate income tax expense, which would result in less cash available to distribute to Common Stockholders. Also, in connection with managing the Fund’s portfolio in order to seek to maximize the potential tax benefits discussed above, DPIM may consider selling securities at times or prices that may otherwise be disadvantageous to the Fund.
The Fund will be treated as a regular corporation, or a “C” corporation, for United States federal income tax purposes and, as a result, unlike most investment companies, is subject to corporate income tax to the extent the Fund recognizes taxable income. Any taxes paid by the Fund will reduce the amount available to pay distributions to Common Stockholders, and therefore investors in the Fund will likely receive lower distributions than if they invested directly in MLPs.
To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The Fund will incur a current tax liability on its allocable share of an MLP’s income and gains that is not offset by the MLP’s tax deductions, losses and credits, or its net operating loss carryforwards, if any. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP’s tax deductions, losses or credits is essentially treated as a return of capital. However, those distributions will reduce the Fund’s adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for United States federal income tax purposes upon the sale of any such equity securities or upon subsequent distributions in respect of such equity securities. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for the Fund.
The Fund will accrue deferred income taxes for its future tax liability associated with the difference between the Fund’s tax basis in an MLP security and the fair market value of the MLP security. Upon the Fund’s sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by MLPs, which may not necessarily be timely, to estimate its deferred tax liability for purposes of financial statement reporting and determining its net asset value. From time to time, the Fund will modify its estimates or assumptions regarding its deferred tax liability as new information becomes available.
Because of the Fund’s status as a corporation for United States federal income tax purposes (as opposed to a partnership or other pass-through entity) and its investments in equity securities of MLPs, the Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. Because of these differences, the Fund may make distributions out of its current or accumulated earnings and profits, which will be treated as dividends, in excess of its taxable income. See “Certain United States Federal Income Tax Considerations.”
In addition, changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLP investments in which the Fund invests. In particular, certain recent proposals have called for the elimination of tax incentives widely used by oil, gas and coal companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could materially adversely affect MLPs in which the Fund invests and the energy sector generally.
Lack of Diversification of MLP Customers and Suppliers.   Certain MLPs in which the Fund may invest depend upon a limited number of customers for substantially all of their revenue. Similarly, certain MLPs in which the Fund may invest depend upon a limited number of suppliers of goods or services to continue their operations. The loss of any such customers or suppliers could materially adversely affect such MLPs’ results of operations and cash flow, and their ability to make distributions to unit holders, such as the Fund, would therefore be materially adversely affected.
Affiliated Party Risk.   Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.
Equity Securities Risk.   A substantial percentage of the Fund’s assets will be invested in equity securities, including MLP common units, MLP subordinated units, MLP preferred units, equity securities of MLP affiliates, including I-Shares, and common stocks of other issuers in the energy sector. Equity risk is the risk that the value of MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market, and a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
MLP subordinated units typically are convertible to MLP common units at a one-to-one ratio. The price of MLP subordinated units is typically tied to the price of the corresponding MLP common unit, less a discount. The size of the discount depends upon a variety of factors, including the likelihood of conversion, the length of time remaining until conversion and the size of the block of subordinated units being purchased or sold.
I-Shares represent an indirect investment in MLP I-units. Prices and volatilities of I-Shares tend to correlate to the price of common units. Holders of I-Shares are subject to the same risks as holders of MLP common units. In addition, I-Shares may trade less frequently, particularly those of issuers with smaller capitalizations. Given their potential for limited trading volume, I-Shares may display volatile or erratic price movements.
Energy Sector Risks.   MLPs and other entities operating in the energy sector are subject to many operating risks, including: equipment failure causing outages; structural, maintenance, impairment and safety problems; transmission or transportation constraints, inoperability or inefficiencies; dependence on a specified fuel source; changes in electricity and fuel usage; availability of competitively priced alternative energy sources; changes in generation efficiency and market heat rates; lack of sufficient capital to maintain facilities; significant capital expenditures to keep older assets operating efficiently; seasonality; changes in supply and demand for energy; catastrophic and/or weather-related events such as spills, leaks, well blowouts, uncontrollable flows, ruptures, fires, explosions, floods, earthquakes, hurricanes, discharges of toxic gases and similar occurrences; storage, handling, disposal and decommissioning costs; and environmental compliance. Breakdown or failure of an energy company’s assets may prevent it from performing under applicable sales agreements, which in certain situations, could result in termination of the agreement or incurring a liability for liquidated damages. As a result of the above risks and other potential hazards associated with energy companies, certain companies may become exposed to significant liabilities for which they may not have adequate insurance coverage. Any of the aforementioned risks could have a material adverse effect on the business, financial condition, results of operations and cash flows of energy companies.
Because the Fund will invest at least 80% of its Managed Assets in energy MLPs, concentration in the energy sector may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. In addition, there are several specific risks associated with investments in the energy sector, including the following.
Commodity Price Risk.   MLPs and other entities operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term. Fluctuations in energy commodity prices would directly impact companies that own such energy commodities and could indirectly impact companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts, and a slowing economy may adversely impact energy consumption, which may adversely affect the performance of MLPs and other companies operating in the energy sector. Recent economic and market events have fueled concerns regarding potential liquidations of options positions.
Depletion Risk.   MLPs and other entities engaged in the exploration, development, management or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities, exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.
Supply and Demand Risk.   MLPs and other entities operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.
Regulatory Risk.   The energy sector is highly regulated. MLPs and other entities operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. For example, a particular by-product or process may be declared hazardous (sometimes retroactively) by a regulatory agency, which could unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs.
Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:
•
  the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions;
•
  the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water;
•
  the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and
•
  the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal.
Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.
There is an inherent risk that MLPs and other entities operating in the energy sector may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs. For example, hydraulic fracturing, a technique used in the completion of certain oil and gas wells, has become a subject of increasing regulatory scrutiny and may be subject in the future to more stringent, and more costly to comply with, requirements. Similarly, the implementation of more stringent environmental requirements could significantly increase the cost of any remediation that may become necessary. MLPs may not be able to recover these costs from insurance.
Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program, and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest.
In the wake of a Supreme Court decision holding that the Environmental Protection Agency (“EPA”) has some legal authority to deal with climate change under the Clean Air Act, the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. The EPA has also taken action to require certain entities to measure and report greenhouse gas emissions, and certain facilities may be required to control emissions of greenhouse gases pursuant to EPA air permitting and other regulatory programs. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund’s investments.
Acquisition Risk.   MLP investments owned by the Fund may depend on MLPs’ ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of such MLPs to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that such MLPs are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited. There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies; assumption of liabilities;

indemnification; customer losses; key employee defections; distraction from other business operations; and unanticipated difficulties in operating or integrating new product areas and geographic regions.
Weather Risks.   Weather plays a role in the seasonality of some MLPs’ cash flows. MLPs in the propane industry, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLPs experience decreased demand for their product. Although most MLPs can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the U.S. Gulf Coast in recent years, demonstrate that no amount of preparation can protect an MLP from the unpredictability of the weather or possible climate change. Further, it is possible that future climate change could result in increases in the frequency and severity of adverse weather events. The damage done by extreme weather also may serve to increase many MLPs’ insurance premiums and could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.
Cyclical Industry Risk.   The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. An MLP’s ability to successfully and timely complete capital improvements to existing or other capital projects is contingent upon many variables. Should any such efforts be unsuccessful, an MLP could be subject to additional costs and/or the write-off of its investment in the project or improvement. The marketability of oil and gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. Oil and gas properties are subject to royalty interests, liens and other burdens, encumbrances, easements or restrictions, all of which could impact the production of a particular MLP. Oil and gas MLPs operate in a highly competitive and cyclical industry, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.
Catastrophic Event Risk.   MLPs and other entities operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLPs and other entities operating in the energy sector. MLPs and other entities operating in the energy sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.
Industry Specific Risks.   MLPs and other entities operating in the energy sector are also subject to risks that are specific to the industry they serve.
Pipelines.   Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities; sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities; and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such companies could have a material adverse effect on their business, financial condition, results of operations and cash flows and their ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which in turn could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.
Gathering and processing.   Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production; prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production; and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.
Exploration and production.   Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.
Propane.   Propane MLPs are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.
Coal.   MLP entities and other entities with coal assets are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims, and economic conditions, among others. It has become increasingly difficult to obtain and maintain the permits necessary to mine coal. Further, such permits, if obtained, have increasingly contained more stringent, and more difficult and costly to comply with, provisions relating to environmental protection.

Marine shipping.   Marine shipping (or “tanker”) companies are exposed to many of the same risks as other energy companies. In addition, the highly cyclical nature of the tanker industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile because many conditions and factors can affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and supply of tankers to carry that oil may materially affect revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.
Delay in Use of Proceeds Risk.   Although the Fund currently intends to invest the proceeds from any sale of the Common Stock offered hereby as soon as practicable following the completion of this offering, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for securities of MLPs and energy companies may at times be less liquid than the market for other securities. Prior to the time the proceeds of this offering are invested, such proceeds may be invested in short-term money market instruments and U.S. government securities, pending investment in securities of energy MLPs. Income received by the Fund from these securities would subject the Fund to corporate tax before any distributions to Common Stockholders. As a result, the return and yield on the Common Stock for the period immediately following any offering pursuant to this Prospectus may be lower than when the Fund is fully invested in accordance with its investment objective and policies. See “Use of Proceeds.”
Interest Rate Risk.   Rising interest rates could increase the costs of capital, thereby increasing operating costs and reducing the ability of MLPs and other entities operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other entities operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and other entities operating in the energy sector as the yields on alternative investments increase. During periods of declining interest rates, the market price of fixed income securities generally rises. Conversely, during periods of rising interest rates, the market price of such securities generally declines.
Inflation/Deflation Risk.   Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Stock and distributions on the Common Stock can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to Common Stockholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.
Liquidity Risk.   Although the equity securities of the MLPs in which the Fund invests generally trade on major stock exchanges, certain securities owned by the Fund may trade less frequently, particularly those of MLPs and other issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, the Fund may be one of the largest investors in certain sub-sectors of the energy or natural resource sectors. Thus, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by the Fund in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when DPIM believes it is desirable to do so.
Privately Held Company Risk.   Privately held companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, DPIM may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests.
Small Capitalization Risk.   The Fund may invest in securities of MLPs and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indexes, which presents unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by

MLPs with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.
Competition Risk.   A number of alternatives to the Fund as vehicles for investment in a portfolio of energy MLPs and their affiliates currently exist, including other publicly traded investment companies, structured notes and private funds. In addition, tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact our ability to meet our investment objective, which in turn could adversely impact our ability to make distributions.
Restricted Securities Risk.   The Fund may invest up to 10% of its Managed Assets in restricted securities, including private investments in public equities (commonly known as PIPEs). “Restricted securities” are securities that are unregistered or subject to contractual or other legal restrictions on resale. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities may be deemed illiquid. Although issuers typically bear the costs of registration, the Fund may in some cases be required to pay the expenses of registering restricted securities it holds with the SEC.
Cash Flow Risk.   The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLPs. The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLPs will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period.
Capital Markets Risk.   Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. As a result, the cost of raising capital in the debt and equity capital markets has increased substantially while the ability to raise capital from those markets has diminished significantly. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. Due to these factors, MLPs may be unable to obtain new debt or equity financing on acceptable terms or at all. If funding is not available when needed, or is available only on unfavorable terms, MLPs may not be able to meet their obligations as they come due. Moreover, without adequate funding, MLPs may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.
Valuation Risk.   Securities in which the Fund will invest will generally be listed on an exchange; however, market prices may be unavailable for some of the Fund’s investments, including MLP subordinated units, direct ownership of general partner or managing member interests and restricted or unregistered securities of certain MLPs and private companies. The value of such securities will be determined by fair valuations determined by the Board of Directors or its designee in accordance with procedures governing the valuation of portfolio securities adopted by the Board of Directors. Proper valuation of such securities may require more reliance on the judgment of DPIM than for valuation of securities for which an active trading market exists.
Deferred Taxation Risk.   As a taxable “C corporation,” the Fund must accrue for both current and deferred taxes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes in the financial statements of the Fund reflect (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and the tax basis of the Fund’s assets, (ii) the net tax effects of temporary differences between the carrying amounts of such assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by the Financial Accounting Standards Board Codification Topic 740, Income Taxes (formerly Statement of Financial Accounting Standards No. 109) (“ASC Topic 740”) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carry forward periods and the associated risk that operating loss carry forwards may expire unused. The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax asset or liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax asset or liability.
Deferred tax assets may constitute a relatively high percentage of the Fund’s net asset value. Any valuation allowance required against such deferred tax assets or future adjustments to a valuation allowance may reduce the Fund’s deferred tax assets and could have a material impact on the Fund’s net asset value and results of operations in the period the valuation allowance is recorded or adjusted.
Royalty Trust Risk.   Royalty trusts are exposed to many of the same risks as other MLPs. In addition, the value of the equity securities of the royalty trusts in which the Fund invests may fluctuate in accordance with changes in the financial condition of those royalty trusts, the condition of equity markets generally, commodity prices, and other factors. Distributions on royalty trusts in which the Fund may invest will depend upon the declaration of distributions from the constituent royalty trusts, but there can be no assurance that those royalty trusts will pay distributions on their securities. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. As these deplete, production and cash flows steadily decline, which may decrease distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.
In many circumstances, the royalty trusts in which the Fund may invest may have limited operating histories. The value of royalty trust securities in which the Fund invests will be influenced by factors that are not within the Fund’s control, including the financial performance of the respective issuers, interest rates, exchange rates and commodity prices (which will vary and are determined by supply and demand factors including weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the energy industry and operational risks relating to the energy industry.
Debt Securities Risk.   Debt securities in which the Fund invests are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, interest rate risk, and, depending on their quality, other special risks. An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in its portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities. Debt securities have reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Fund’s Common Stock price or its overall return.
Below Investment Grade (High Yield or Junk Bond) Securities Risk.   The Fund may invest up to 20% of its Managed Assets in fixed income securities of below investment grade quality. The Fund will only invest in debt securities rated, at the time of the initial investment, at least Ba by Moody’s or BB by S&P or Fitch or, if unrated, deemed to be of the equivalent quality by DPIM. Fixed income securities rated below investment grade are commonly referred to as “high yield” securities or “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Ratings may not accurately reflect the actual credit risk associated with a corporate security.
Fixed income securities rated below investment grade generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading.
Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in the Fund’s Common Stock. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. DPIM’s judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. Investments in below investment grade securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.
Foreign Securities and Emerging Markets Risk.   A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.
The risks of foreign investment are greater for investments in emerging markets. The Fund considers a country to be an emerging market country if, at the time of investment, it is represented in the J.P. Morgan Emerging Markets Bond Index Global or categorized by the World Bank in its annual categorization as middle- or low-income. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.
Currency Risk.   If the Fund invests directly in securities that are denominated in, or whose issuers receive revenues in, foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.
Leverage Risk.   Under current market conditions, the Fund generally intends to utilize leverage in an amount equal to approximately 30% of its Managed Assets principally through Borrowings from certain financial institutions. In the future, the Fund may elect to utilize leverage in an amount up to 33 1∕3% of the Fund’s total assets through Borrowings and 50% of the Fund’s total assets through the issuance of Preferred Stock. Leverage may result in greater volatility of the net asset value, distributions on the Common Stock and market price of the Common Stock because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from Borrowings or the issuance of Preferred Stock, if any, are borne entirely by Common Stockholders. Common Stock income may fall if the interest rate on Borrowings or the dividend rate on Preferred Stock rises, and may fluctuate as the interest rate on Borrowings or the dividend rate on Preferred Stock varies. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause Common Stockholders to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, the Fund’s use of leverage will result in increased operating costs. Thus, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to Common Stockholders will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to Common Stockholders than if the Fund were not so leveraged. There can be no assurance that the Fund’s leveraging strategy will be successful.
During periods when the Fund is using leverage through Borrowings or the issuance of Preferred Stock, the fees paid to VAIA and DPIM for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the amount of Borrowings and any assets attributable to Preferred Stock. This means that VAIA and DPIM have a financial incentive to increase the Fund’s use of leverage.
Any decline in the net asset value of the Fund will be borne entirely by Common Stockholders. Therefore, if the market value of the Fund’s portfolio declines, the Fund’s use of leverage will result in a greater decrease in net asset value to Common Stockholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Stock.
Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper, notes or Preferred Stock issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act. In addition, the terms of the credit agreements may also require that the Fund pledge some or all of its assets as collateral.
Derivatives Risk.   The Fund may utilize a variety of derivative instruments such as interest rate swaps, options contracts, forward contracts and options on indexed securities. Generally derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments. Thus, the use of derivatives may result in losses greater than if they had not been used. The use of derivative instruments may have risks including, but not limited to, leverage risk, volatility risk, duration mismatch risk, liquidity risk, interest rate risk, credit risk, management risk and counterparty risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Furthermore, the skills needed to employ derivatives strategies are different from those needed to select portfolio securities and, in connection with such strategies, the Fund must make predictions with respect to market conditions, liquidity, currency movements, market values, interest rates and other applicable factors, which may be inaccurate. Thus, the use of derivative investments may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. The Fund may also have to defer closing out certain derivative positions to avoid adverse tax consequences. In addition, there may be situations in which the Fund elects not to use derivative investments that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain. Changes to the derivatives markets as a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and other government regulation may also have an adverse effect on the Fund’s ability to make use of derivative transactions. See “Risks—Derivative Risks” for a more complete discussion of the risks associated with derivatives transactions.
Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance. See “The Fund’s Investments—Additional Investment Activities—Derivatives” in this Prospectus and “Investment Policies and Techniques—Securities and Derivatives—Derivatives” in the SAI.
Short Sales Risk.   To the extent the Fund makes use of short sales for investment and/or risk management purposes, the Fund may be subject to risks associated with selling short. The Fund does not currently intend to engage in short sales. Short sales are transactions in which the Fund sells securities or other instruments that the Fund does not own in anticipation that the market price of that security will decline. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in short sales where it does not own or have the right to acquire the security sold short at no additional cost. The Fund’s loss on a short sale theoretically could be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. In addition, the Fund’s short selling strategies may limit its ability to benefit from increases in the markets. If the Fund engages in short sales, it will segregate liquid assets, enter into offsetting transactions or own positions covering its obligations; however, such segregation and cover requirements will not limit or offset losses on related positions. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Fund. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. Finally, regulations imposed by the SEC or other regulatory bodies relating to short selling may restrict the Fund’s ability to engage in short selling.
Securities Lending Risk.   The Fund may loan portfolio securities with a value up to 20% of its Managed Assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the Fund can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the Fund.
Legal and Regulatory Risk.   Legal and regulatory changes may materially adversely affect the Fund. In particular, adoption of derivatives legislation by the United States Congress, including the Dodd-Frank Act, could have an adverse effect on the Fund’s ability to use derivative instruments. The Dodd-Frank Act is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability and provides for, among other things, new clearing, execution, margin, reporting, recordkeeping, business conduct, disclosure, position limit, minimum net capital and registration requirements for certain derivative instruments. Although the U.S. Commodity Futures Trading Commission (“CFTC”) has released final rules relating to clearing, execution, reporting, risk management, compliance, position limit, anti-fraud, consumer protection, portfolio reconciliation, documentation, recordkeeping, business conduct and registration requirements under the Dodd-Frank Act, many of the provisions are subject to further final rulemaking, and thus the Dodd-Frank Act’s ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (e.g., by making certain types of derivatives transactions no longer available to the Fund), increase the costs of using these instruments (e.g., by increasing margin, capital or reporting requirements) and/or make them less effective and, as result, the Fund may be unable to execute its investment strategy. Limitations or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments, affect the pricing or other factors relating to these instruments or may change availability of certain investments. It is unclear how the regulatory changes will affect counterparty risk.
The SEC has also indicated that it may adopt new policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of derivatives used by the Fund. On August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund.
The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA promulgated by the CFTC. The Fund currently is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA and the Fund intends to be operated so as not to be deemed to be a “commodity pool” under the regulations of the CFTC under current law. The CFTC has adopted amendments to its rules that may affect the ability of the Fund to continue to claim this exclusion. The Fund would be limited in its ability to engage in swap transactions if it continued to claim the exclusion. If the Fund does not continue to claim the exclusion, the Fund believes that the Fund, VAIA and DPIM would likely become subject to registration and regulation as a commodity pool operator. The Fund may incur additional expenses as a result of the CFTC’s registration and regulatory requirements. The impact of the rule changes on the operations of the Fund, VAIA and DPIM is not fully known at this time. The Fund, VAIA and DPIM are continuing to analyze the effect of these rule changes on the Fund.
Counterparty Risk.   The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Counterparty risk is the risk that the other party in a derivative transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to its derivative transactions will affect the value of those instruments. By using derivatives that expose the Fund to counterparties, the Fund assumes the risk that its counterparties could experience financial hardships that could call into question their continued ability to perform their obligations. As a result, concentrations of such derivatives in any one counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty.
If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by recently enacted U.S. financial reform legislation. See “Risks—Legal and Regulatory Risk” for more information.
Management Risk and Reliance on Key Personnel.   The Fund is subject to management risk because it is an actively managed investment portfolio. DPIM and each individual portfolio manager may not be successful in selecting the best performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. The Fund will depend upon the diligence and skill of DPIM’s portfolio managers, who will evaluate, negotiate, structure and monitor its investments. The Fund will also depend on the senior management of DPIM, and the departure of any of the senior management of DPIM could have a material adverse effect on the Fund’s ability to achieve its investment objective.
Potential Conflicts of Interest Risk.   VAIA, DPIM and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, DPIM manages other accounts that each have an investment objective and investment strategies that are similar to the Fund. Further, DPIM may at some time in the future manage and/or advise other investment funds or accounts with the same or similar investment objective and strategies as the Fund. As a result, DPIM and the Fund’s portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. DPIM and the Fund’s portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.
The portfolio managers may also engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to DPIM which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. Finally, VAIA, DPIM or their affiliates may provide more services to some types of funds and accounts than others.
There is no guarantee that the policies and procedures adopted by VAIA, DPIM and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that VAIA and/or DPIM may manage or advise from time to time.
Portfolio Turnover Risk.   The Fund’s annual portfolio turnover rate may vary greatly from year to year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the Fund’s recognition of gains that will be taxable to the Fund. A high portfolio turnover may also increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as a dividend to the Fund’s Common Stockholders.
Government Intervention in Financial Markets Risk.   The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. United States federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. VAIA and DPIM will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.
Market Disruption and Geopolitical Risk.   The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Ukraine and the Middle East and terrorist attacks in the United States and around the world may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy and securities markets. The wars and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events also could have an acute effect on individual issuers or related groups of issuers. These risks also could adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments and the market value and net asset value of the Common Stock.
Temporary Defensive Strategies Risk.   When DPIM anticipates unusual market or other conditions, the Fund may temporarily depart from its primary investment strategy as a defensive measure and invest all or a portion of its assets in cash, obligations of the U.S. government, its agencies or instrumentalities; other investment grade debt securities; investment grade commercial paper; certificates of deposit and bankers’ acceptances; or any other fixed income securities that DPIM considers consistent with this strategy. To the extent that the Fund invests defensively, it may not achieve its investment objective.
Non-Diversification Risk.   The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. See “The Fund’s Investments.”
Anti-Takeover Provisions.   The Fund’s Articles of Incorporation (the “Articles”) and by-laws (“By-Laws”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving Common Stockholders of opportunities to sell their Common Stock at a premium over the then-current market price of the Common Stock. See “Certain Provisions in the Articles of Incorporation and By-Laws.”

Summary of Fund Expenses
The purpose of the following table and example is to help you understand all fees and expenses that you, as a holder of Common Stock, would bear directly or indirectly. The expenses shown in the table and related footnotes are based on estimated amounts for the Fund’s first full year of operations and assume that the Fund issues approximately 12,500,000 shares of Common Stock. If the Fund issues fewer shares of Common Stock, all other things being equal, these expenses would increase as a percentage of net assets attributable to Common Stock. The table also assumes the use of leverage in the form of Borrowings in an amount equal to 30% of the Fund’s Managed Assets (after the leverage is incurred), and shows Fund expenses as a percentage of net assets attributable to Common Stock.

Stockholder Transaction Expenses	Percentage of Offering Price
Sales Load	4.50%
Offering Expenses Borne by the Fund’s Common Stockholders	0.20%(1)
Dividend Reinvestment Plan Fees	None(2)

Annual Expenses	Percentage of Net Assets Attributable to Common Stock (Assumes Borrowings are Used)
Management Fees(3)	1.43%
Interest Payments on Borrowed Funds(4)	0.41%
Current Income Tax Expenses(5)	0.00%
Deferred Income Tax Expenses(5)	0.00%
Other Expenses	0.41%
Total Annual Expenses(6)	2.25%

(1)
  VAIA has agreed to pay (i) all of the Fund’s organizational expenses, estimated to be approximately $131,500, and (ii) the Fund’s offering expenses (other than the sales load) in excess of $0.04 per share, estimated to be approximately $629,700.
(2)
  You will pay brokerage charges if you direct the Plan Administrator (defined below) to sell your Common Stock held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”
(3)
  VAIA will receive an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily Managed Assets. DPIM will be compensated by VAIA for its services and will not receive any direct compensation from the Fund. “Managed Assets” means net assets plus the amount of any Borrowings and any Preferred Stock that may be outstanding.
(4)
  Assumes the annual interest rate on the amount borrowed is 0.96%.
(5)
  The Fund will be treated for federal tax purposes as a taxable regular corporation or so-called “C” corporation. As a “C” corporation, the Fund will accrue a deferred tax liability balance for its future tax liability associated with the capital appreciation of its investments and the distributions it receives on equity securities of MLPs considered to be returns of capital and for any net operating gains. The Fund’s accrued deferred tax liability, if any, will be reflected in its NAV. The deferred income tax expenses/(benefit) represent an estimate of the Fund’s potential tax expenses/(benefit) if it were to recognize the unrealized gains/(losses) in its portfolio. An estimate of deferred income tax expenses/(benefit) is dependent upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on investments, and such expenses/(benefits) may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expenses/(benefit) cannot be reliably predicted from year to year. The Fund has not commenced operations and thus does not have sufficient operating history to accurately estimate anticipated current and deferred tax expenses.
(6)
  Assuming no use of leverage, the Fund estimates that expenses, as a percentage of net assets attributable to Common Stock would be as follows: (i) 1.00% for management fees; (ii) 0.00% for current income tax expenses; (iii) 0.00% for deferred income tax expenses; (iv) 0.35% for other expenses; and (v) 1.35% for total annual expenses.

Example
The following example illustrates the hypothetical expenses (including the sales load of $45 and estimated expense of this offering of $2) that you would pay on a $1,000 investment in Common Stock, assuming (i) the Fund issues 12,500,000 shares of Common Stock, (ii) “Total Annual Expenses” of 2.25% of net assets attributable to Common Stock in years one through ten (which assumes the Fund’s use of leverage through Borrowings in an aggregate amount equal to 30% of the Fund’s Managed Assets), (iii) a 5% annual return and (iv) reinvestment of all dividends and distributions at net asset value:

1 Year	3 Years	5 Years	10 Years
$69	$114	$161	$292

(1)
  The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

the Fund
The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was incorporated as a Maryland corporation on March 28, 2014, pursuant to the Articles. As a newly organized entity, the Fund has no operating history. The Fund’s principal executive office is located at 100 Pearl Street, Hartford, Connecticut 06103, and its telephone number is (866) 270-7598 (toll-free).
Use of Proceeds
The net proceeds of the offering of Common Stock will be approximately $       ($       if the underwriters exercise the over-allotment option in full) after payment of the sales load and the estimated offering expenses. The Fund will pay all of its offering expenses up to $0.04 per share of Common Stock, and VAIA has agreed to pay (i) all of the Fund’s organizational expenses, estimated to be approximately $131,500, and (ii) the Fund’s offering expenses (other than the sales load), to the extent offering expenses are in excess of $0.04 per share, estimated to be approximately $629,700.
The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and policies as stated below. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objective and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be primarily invested in short-term money market instruments. The Fund may also invest in U.S. government securities.
The Fund’s Investments
Investment Objective
The Fund’s investment objective is to seek a high level of total return resulting from a combination of current tax-deferred distributions and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.
This section provides additional information about the Fund’s investments and certain portfolio management techniques the Fund may use. More information about the Fund’s investments and portfolio management techniques and the associated risks is included in the SAI.
Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in energy MLPs (the “80% policy”). The Fund intends to place emphasis on investments in midstream MLPs across all market capitalizations. For purposes of the 80% policy, the Fund considers investments in public and private MLPs to include investments in the form of MLP equity securities, securities of entities holding substantially all general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs, including I-Shares, exchange-traded funds that substantially hold MLP interests and debt securities of MLPs. Energy entities derive at least 50% of their revenues from the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. For as long as “Energy MLP” is in the name of the Fund, the Fund will invest at least 80% of its Managed Assets in energy MLPs. The Fund may not change its policy to invest at least 80% of its Managed Assets in energy MLPs unless it provides stockholders with at least 60 days’ written notice of such change.
The Fund may invest up to 20% of its Managed Assets in securities of issuers either: (i) in the energy sector and that are not MLPs or (ii) that produce products that are primarily for the use of companies in the energy sector (such as sand miners, certain chemical companies, and coking coal processors). This 20% allocation may be in any of the securities described in this Prospectus and the SAI. Such issuers may be treated as corporations for United States federal income tax purposes and, therefore, may not offer the tax benefits of investing in MLPs described in this Prospectus.

The Fund may invest up to 20% of its Managed Assets in debt securities of MLPs and other issuers in the energy sector, including both investment grade debt securities and debt securities rated below investment grade (that is, rated Ba or lower by Moody’s, BB or lower by S&P or Fitch, comparably rated by another NRSRO, or, if unrated, as determined by DPIM to be of comparable credit quality).
The Fund may invest up to 10% of its Managed Assets in restricted securities, including private investments in public equities (commonly known as PIPEs). “Restricted securities” are securities that are unregistered or subject to contractual or other legal restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions. PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered with the SEC, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company will agree as part of the PIPE deal promptly to register the restricted securities with the SEC. PIPE investments may be deemed illiquid. Although issuers typically bear the costs of registration, the Fund may in some cases be required to pay the expenses of registering restricted securities it holds with the SEC.
Portfolio Composition
The Fund’s portfolio will be composed principally of the following investments. Additional information regarding the Fund’s investment policies, restrictions and portfolio investments is contained in the SAI.
Master Limited Partnerships
Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The securities issued by many MLPs are listed and traded on a securities exchange. An MLP typically issues general partner and limited partner interests, or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. If publicly traded, MLPs must derive at least 90% of their gross income from qualifying sources as described in Section 7704 of the Code in order to be treated as partnerships for United States federal income tax purposes.
These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. The general partner or managing member may be structured as a private or publicly traded corporation or other entity. The general partner or managing member typically controls the operations and management of the entity through an up to 2% general partner or managing member interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner or member interests. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Due to their structure as partnerships for United States federal income tax purposes and the expected character of their income, MLPs generally do not pay United States federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sectors.
MLPs are typically structured such that common units and general partner or managing member interests have first priority to receive the MQD. Common and general partner or managing member interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common units and general partner or managing member interests have been paid, subordinated units generally receive distributions; however, subordinated units generally do not accrue arrearages. The subordinated units are normally owned by the owners or affiliates of the general partner or managing member and convert on a one-for-one basis into common units, generally in three to five years after the MLP’s initial public offering or after certain distribution levels have been exceeded. Distributable cash in excess of the MQD is distributed to both common and subordinated units generally on a pro rata basis. The general partner or managing member is also normally eligible to receive incentive distributions if the general partner or managing member operates the business in a manner which results in payment of per unit distributions that exceed threshold levels above the MQD. As the general partner or managing member increases cash distributions to the limited partners or members, the general partner or managing member receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner or managing member can reach a tier where it receives 50% of every incremental dollar distributed by the MLP. These incentive distributions encourage the general partner or managing member to increase the partnership’s cash flow and raise the quarterly cash distribution by pursuing steady cash flow investment opportunities, streamlining costs and acquiring assets.
MLP Equity Securities
Equity securities issued by MLPs typically consist of common units, subordinated units and preferred units.
MLP Common Units.   MLP common units are typically listed and traded on national securities exchanges, including the NYSE and the NASDAQ. The Fund will typically purchase MLP common units through open market transactions and underwritten offerings, but may also acquire MLP common units through direct placements and privately negotiated transactions. Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the MQD, including arrearage rights, from the issuer. Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. MLPs also issue different classes of common units that may have different voting, trading and distribution rights. The Fund may invest in different classes of common units.
MLP Subordinated Units.   MLP subordinated units, which, like common units, represent limited partner or member interests, are not typically listed on an exchange or publicly traded. The Fund will typically purchase MLP subordinated units through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer. Holders of MLP subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the MLP of specified financial goals. MLPs also issue different classes of subordinated units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of subordinated units.
MLP Preferred Units.   MLP preferred units are not typically listed on an exchange or publicly traded. The Fund will typically purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.
Other Equity Securities
The Fund may invest in equity securities issued by affiliates of MLPs, including the general partners or managing members of MLPs. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. The Fund intends to purchase equity securities through market transactions, but may also acquire equity securities through direct placements.
I-Shares.   I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in an MLP limited partnership interest. I-units have similar features to MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares (which are generally tax free) in an amount equal to the cash distributions received by common unit holders of the MLP in question. I-Shares are traded on the NYSE. For purposes of the Fund’s 80% policy, securities that are derivatives of interests in MLPs include I-Shares and other derivative securities that have economic characteristics of MLP securities.
MLP General Partner or Managing Member Interests.   The general partner or managing member interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive IDRs, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of common unit distributions that exceed specified threshold levels above the MQD. Due to the IDRs, general partners or managing members of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.
MLP Industries
Energy MLPs can generally be classified into the following industries:
Midstream MLPs.   Midstream MLPs and energy companies generally consist of pipeline and gathering and processing MLPs that gather, process, transport, produce, ship, and store natural gas, natural gas liquids, crude oil, and refined products.
•
  Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.
•
  Gathering and processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Exploration and Production MLPs (“E&P MLPs”).   E&P MLPs include MLPs that are engaged in the exploration, development, production and acquisition of crude oil and natural gas properties. E&P MLP cash flows generally depend on the volume of crude oil and natural gas produced and the realized prices received for crude oil and natural gas sales.
Marine Shipping MLPs.   Marine shipping MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping MLPs derive revenue from charging customers for the transportation of these products utilizing the MLPs’ vessels. Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.
Propane MLPs.   Propane MLPs are distributors of propane to homeowners for space and water heating. Propane MLPs derive revenue from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves a small portion of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. A majority of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather-dependent, but have utility type functions similar to electricity and natural gas.
Coal MLPs.   Coal MLPs own, lease and manage coal reserves. Coal MLPs derive revenue from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others. Coal MLPs are also subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLP’s ability to manage production costs and pay mining reclamation costs; and the effect on demand that the EPA’s standards set in the 1990 Clean Air Act or other laws, regulations or trends have on coal-end users.
Other.   MLPs and other energy companies, including companies that operate refining and other energy-related assets, are subject to fluctuations and price relationships between commodity prices. Examples of other energy-related assets include: (i) retail gasoline distribution, (ii) production of sand used as a proppant in the production of crude oil and natural gas, (iii) production of coke used as a raw material in the steelmaking process, (iv) propane dehydrogenation, a process involving the conversion of propane into propylene, (v) the mining of soda ash, a raw material used to make glass and other chemicals and (vi) the manufacturing of ammonia and methanol, raw materials used to make fertilizer and other chemicals.
MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations. See “Risks—Industry Specific Risks.”
Non-MLP Equity Securities
The Fund also may invest in common and preferred stock, convertible securities, warrants and depository receipts of companies in the energy sector that are organized as corporations, limited liability companies or limited partnerships.
Common Stock.   Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which affect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.
Preferred Stock.   Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer, and whether (and if so when) the holders may force the issuer to buy back their preferred shares. Generally, the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tends to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the Fund’s portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise paid. Preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income. This may be particularly true in the case of companies that have performed below expectations. If a company’s performance has been poor enough, its preferred stock may trade more like common stock than like other fixed income securities, which may result in above average appreciation if the company’s performance improves.
Convertible Securities.   The Fund may invest up to 10% of its Managed Assets in convertible securities. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.
Warrants and Rights.   The Fund may invest up to 5% of its Managed Assets in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by DPIM for inclusion in the Fund’s portfolio.
Depository Receipts.   The Fund may hold investments in sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations of foreign securities.
Restricted Securities and Securities with Limited Trading Markets
The Fund may invest up to 10% of its Managed Assets in restricted securities, including private investments in public equities (commonly known as PIPEs). “Restricted securities” are securities that are unregistered or subject to contractual or other legal restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions. PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered with the SEC, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company will agree as part of the PIPE deal promptly to register the restricted securities with the SEC. PIPE investments may be deemed illiquid. Although issuers typically bear the costs of registration, the Fund may in some cases be required to pay the expenses of registering restricted securities it holds with the SEC.
Debt Securities
The Fund may invest up to 20% of its Managed Assets in debt securities, including both investment grade and non-investment grade debt securities, of MLPs and other issuers in the energy sector. Debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund has the flexibility to invest in debt securities that are below investment grade quality (that is, rated Ba or lower by Moody’s, BB or lower by S&P or Fitch, comparably rated by another NRSRO, or, if unrated, determined by DPIM to be of comparable credit quality). The Fund will only invest in debt securities rated, at the time of the initial investment, at least Ba by Moody’s or BB by S&P or Fitch or, if unrated, deemed to be of the equivalent quality by DPIM. These debt securities are commonly referred to as “high yield” securities or “junk” bonds. The Fund may invest in debt securities without regard for their maturity. Issuers of securities rated Ba/BB are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Debt securities rated Baa3 or BBB- or above are considered “investment grade” securities. Debt securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Debt securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad.
A general description of Moody’s, S&P’s and Fitch’s ratings of bonds is set forth in Appendix A to the SAI. The ratings of Moody’s, S&P and Fitch generally represent their opinions as to the quality of the bonds they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk and liquidity of the securities. Consequently, bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. See “Risks—Below Investment Grade (High Yield or Junk Bond) Securities Risk.”
Royalty Trusts
The Fund may invest in royalty trusts. However, such investments do not count towards the Fund’s 80% policy. Royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to stockholders as distributions. Royalty trusts typically have no physical operations and no management or employees. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. As these deplete, production and cash flows steadily decline, which may decrease distribution rates. Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs.
Foreign Securities and Emerging Markets
The Fund may invest up to 20% of its Managed Assets in securities of foreign issuers including securities traded on non-U.S. exchanges and of emerging markets issuers. Such investments in securities of foreign issuers may include investments in American Depositary Receipts (“ADRs”). ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market in the United States or elsewhere. A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.
The risks of foreign investment are greater for investments in emerging markets. The Fund considers a country to be an emerging market country if, at the time of investment, it is represented in the J.P. Morgan Emerging Markets Bond Index Global or categorized by the World Bank in its annual categorization as middle- or low-income. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.
Non-Diversification
The Fund may invest up to 25% of its Managed Assets, at the time of purchase, in securities of any single issuer.
Additional Investment Activities
Derivatives
Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The Fund may enter into derivative transactions, such as interest rate swaps, options contracts, forward contracts and options on indexed securities for investment, for hedging and risk management purposes; provided that the Fund’s exposure to derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 25% of its Managed Assets. Also, the Fund will not enter into either futures contracts or options on futures contracts. With respect to this limitation, the Fund may calculate its exposure in respect of derivatives transactions by netting offsetting positions (for example, if the Fund purchases and sells identical call options on the same underlying security, with the same strike price) where appropriate. The Fund may sell certain securities short for investment and/or hedging purposes. See “Risks—Derivatives Risk.” To the extent that the security or index underlying the derivative or synthetic instrument is or is composed of securities of energy MLPs, the Fund will include such derivative and synthetic instruments for the purposes of the Fund’s 80% policy. The Fund may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions. Additional information on the derivative transactions that the Fund may use is included in the SAI. The Fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC, SEC, or other applicable regulators. Additionally, although the Fund may use derivative instruments to further its investment objective and strategies, no assurance can be given that the Fund will be successful.
The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the CEA, and, therefore, are not subject to registration or regulation with respect to the Fund under the CEA. The Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) (collectively, “commodity interests”) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.
The Fund may use interest rate swaps for hedging purposes only and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Fund’s holdings. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Fund will only enter into interest rate swaps on a net basis, which means that the two payment streams are netted out in a cash settlement on the payment date or dates specified in the interest rate swap, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into any interest rate swap unless the claims-paying ability of the other party thereto is considered to be investment grade by DPIM. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction, which may or may not be limited by applicable bankruptcy, receivership, or other insolvency laws. These instruments have historically traded in the over-the-counter market, however certain interest rate swaps have already become subject to mandatory clearing and in the future also may be required to be traded through a derivatives clearing organization and/or a swap execution facility or a contract market. If the Fund purchases an interest rate swap to hedge against a change in an interest rate of a security the Fund anticipates buying, and such interest rate changes unfavorably for the Fund, then the Fund may determine not to invest in the securities as planned and will realize a loss on the interest rate swap that is not offset by a change in the interest rates or the price of the securities.
The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments.
Other Investment Companies and Certain Exchange Traded Funds
The Fund may invest in securities of other investment companies and certain exchange traded funds (“ETFs”) that are not organized as investment companies to the extent permitted by the 1940 Act. The Fund may invest in other investment companies or ETFs during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Stock, during periods when there is a shortage of attractive MLP securities available in the market, as a way to synthetically sell short securities by investing in “inverse” ETFs, or when DPIM believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by DPIM or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies or ETFs. DPIM will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available investments. In addition, the securities of other investment companies or ETFs may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled “Risks— Leverage Risk,” the net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies or ETFs may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies or ETFs, the Fund may be dependent upon the investment and research abilities of persons other than DPIM.
New Securities and Other Investment Techniques
New types of securities and other investment and hedging practices are developed from time to time. DPIM expects, consistent with the Fund’s investment objective and policies, to invest in such new types of securities and to engage in such new types of practices if DPIM believes that these investments and investment techniques may assist the Fund in achieving its investment objective. In addition, DPIM may use investment techniques and instruments that are not specifically described herein.
Temporary Defensive Strategies
At times DPIM may judge that conditions in the markets for securities of MLP entities make pursuing the Fund’s primary investment strategy inconsistent with the best interests of its stockholders. At such times DPIM may, temporarily, use alternative strategies primarily designed to reduce fluctuations in the value of the Fund’s assets. If the Fund takes a temporary defensive position, it may be unable to achieve its investment objective.
In implementing these “defensive” strategies, the Fund may invest all or a portion of its assets in cash, obligations of the U.S. government, its agencies or instrumentalities; other investment grade debt securities; investment grade commercial paper; certificates of deposit and bankers’ acceptances; or any other fixed income securities that DPIM considers consistent with this strategy. It is impossible to predict if, when or for how long the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful.
Portfolio Turnover
It is not the Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. However, the Fund may engage in active and frequent trading when DPIM believes such trading is, in light of prevailing economic and market conditions, in the best interests of the Fund’s stockholders. Frequent trading also increases transaction costs, which could detract from the Fund’s performance.
Fundamental Investment Policies
The Fund’s investment objective, and the investment restrictions listed in the SAI, are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Stock (and Preferred Stock, if any). A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares outstanding are present or represented by proxy or (ii) more than 50% of the shares outstanding, whichever of (i) or (ii) is less. See “Investment Restrictions” in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.

Use of Leverage
The Fund may seek to enhance the level of its cash distributions to Common Stockholders through the use of leverage. The Fund may use leverage through Borrowings in an aggregate amount of up to 33 1∕3% of the Fund’s total assets immediately after such Borrowings. Furthermore, the Fund may use leverage through the issuance of Preferred Stock in an aggregate amount of up to 50% of the Fund’s total assets immediately after such issuance. Under current market conditions, the Fund generally intends to utilize leverage in an amount equal to approximately 30% of its Managed Assets principally through Borrowings from certain financial institutions. The Fund may not use leverage at all times, and the amount of leverage may vary depending upon a number of factors, including DPIM’s outlook for the markets and the costs that the Fund would incur as a result of such leverage. There is no assurance that the Fund’s leveraging strategy will be successful.
Borrowings and any Preferred Stock will have seniority over Common Stock. Any Borrowings and Preferred Stock (if issued) will leverage your investment in Common Stock. Common Stockholders will bear the costs associated with any Borrowings, and if the Fund issues Preferred Stock, Common Stockholders will bear the offering costs of the Preferred Stock issuance. The Board of Directors may authorize the use of leverage through Borrowings and Preferred Stock without the approval of the Common Stockholders.
The Fund may negotiate with several large commercial banks to arrange either a floating or fixed rate credit facility (the “Credit Facility”) pursuant to which the Fund would be entitled to borrow an amount equal to approximately 33 1∕3% of the Fund’s Managed Assets less any amounts of existing leverage, including from the issuance of Preferred Shares. Any such Borrowings would constitute financial leverage.
Under the 1940 Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the total asset value of the Fund’s portfolio is at least 300% of the aggregate amount of outstanding indebtedness (i.e., the aggregate amount of outstanding debt may not exceed 33 1∕3% of the Fund’s Managed Assets). In addition, the Fund is not permitted to declare any cash distribution on its Common Stock unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined by deducting the amount of such distribution) is at least 300% of the aggregate amount of such outstanding indebtedness. If the Fund borrows money, the Fund intends, to the extent possible, to retire outstanding debt from time to time to maintain coverage of any outstanding indebtedness of at least 300%.
Under the Credit Facility, the Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund expects that any such Credit Facility would have customary covenant, negative covenant and default provisions that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge some or all of its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund’s custodian will retain all assets, including those that are pledged. The Fund’s custodian is not an affiliated person of the Fund, as such term is defined in the 1940 Act. There can be no assurance that the Fund will enter into an agreement for the Credit Facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, the Credit Facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of Preferred Stock or debt securities.
Changes in the value of the Fund’s portfolio securities, including costs attributable to Borrowings or Preferred Stock, will be borne entirely by the Common Stockholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per share of Common Stock to a greater extent than if the Fund were not leveraged. During periods when the Fund is using leverage through Borrowings or the issuance of Preferred Stock, the fees paid to VAIA and DPIM for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the principal amount of the Borrowings and any Preferred Stock. This means that VAIA and DPIM have a financial incentive to increase the Fund’s use of leverage.

Utilization of leverage is a speculative investment technique and involves certain risks to the Common Stockholders. These include the possibility of higher volatility of the net asset value of the Common Stock and potentially more volatility in the market value of the Common Stock. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause Common Stockholders to realize a higher rate of return than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to Common Stockholders will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to Common Stockholders than if the Fund were not so leveraged.
Under the 1940 Act, the Fund is not permitted to issue Preferred Stock unless immediately after such issuance the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding Preferred Stock (i.e., such liquidation value may not exceed 50% of the Fund’s assets less all liabilities other than Borrowings and outstanding Preferred Stock).
In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than Borrowings and outstanding Preferred Stock satisfies the above-referenced 200% coverage requirement. If Preferred Stock is issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Stock from time to time to the extent necessary in order to maintain coverage of at least 200%.
If Preferred Stock is outstanding, two of the Fund’s Directors will be elected by the holders of Preferred Stock, voting separately as a class. The remaining Directors of the Fund will be elected by Common Stockholders and holders of Preferred Stock voting together as a single class. In the unlikely event that the Fund fails to pay dividends on the Preferred Stock for two years, holders of Preferred Stock would be entitled to elect a majority of the Directors of the Fund.
The Fund may be subject to certain restrictions imposed either by guidelines of a lender, if the Fund borrows from a lender, or by one or more rating agencies which may issue ratings for Preferred Stock. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede DPIM from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies would impede its ability to meet its investment objective, or if the Fund is unable to obtain its desired rating on Preferred Stock, the Fund will not issue Preferred Stock.
Effects of Leverage
Assuming that leverage will represent approximately 30% of the Fund’s Managed Assets, the rate of return on the Fund’s investments would need to exceed 0.29% in order to cover the leverage costs on the amount borrowed.
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage on Common Stock total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Risks—Leverage Risk.”
The table further reflects the issuance of leverage representing 30% of the Fund’s Managed Assets, net of expenses, and the Fund’s currently projected annual interest on its leverage of 0.96%.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Stock Total Return	(14.70)%	(7.55)%	(0.41)%	6.73%	13.87%

Common Stock Total Return is composed of two elements: the Common Stock dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the distributions it receives from its MLP investments are entirely offset by losses in the value of those investments.

Risks
The Fund is a newly organized, non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Your Common Stock at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends and distributions.
No History of Operations
The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations or public trading.
Investment and Market Risk
An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Stock represents an indirect investment in MLPs and other securities owned by the Fund, most of which could be purchased directly. The value of the Fund’s portfolio securities may move up or down, sometimes rapidly and unpredictably. At any point in time, your Common Stock may be worth less than your original investment.
Market Price Discount from Net Asset Value Risk
Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be a greater risk to investors expecting to sell their Common Stock in a relatively short period following completion of this offering. Whether investors will realize gains or losses upon the sale of the Common Stock will not depend only upon the Fund’s net asset value but also upon whether the market price of the Common Stock at the time of sale is above or below the investor’s purchase price for the Common Stock. Because the market price of the Common Stock will be determined by factors such as relative supply of and demand for the Common Stock in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Stock will trade at, above or below net asset value or at, above or below the initial public offering price. The Fund’s Common Stock is designed primarily for long-term investors and you should not view the Fund as a vehicle for trading purposes.
Risks of Investing in MLP Units
An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. There are also certain tax risks associated with an investment in MLP units (described further below). Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example, a conflict may arise as a result of incentive distribution payments.
Tax Risks of Investing in Equity Securities of MLPs
A part of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for United States federal income tax purposes. Partnerships do not pay United States federal income tax at the partnership level. Rather, each partner of a partnership, in computing its United States federal income tax liability, will include its allocable share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, a change in the business of a given MLP, or a change in the types of income earned by a given MLP could result in an MLP being treated as a corporation for United States federal income tax purposes, which would result in such MLP being required to pay United States federal income tax on its taxable income. The classification of an MLP as a corporation for United States federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. Thus, if any of the MLPs owned by the Fund were treated as corporations for United States federal income tax purposes, the value and after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the Common Stock.
In addition, the potential tax benefit to the Fund of investing in MLPs will depend in part on the particular MLP securities selected, and whether any distributions paid by such MLPs will be treated as a return of capital (as opposed to currently taxable income). Generally DPIM will seek to select MLP securities that provide distributions in excess of allocable taxable income. If DPIM fails to do so, a greater portion of the distributions received by the Fund may be comprised of taxable income (which would reduce the ability of the Fund to make distributions to Common Stockholders that are treated as a return of capital for United States federal income tax purposes). In such case, the Fund may have a larger corporate income tax expense, which would result in less cash available to distribute to Common Stockholders. Also, in connection with managing the Fund’s portfolio in order to seek to maximize the potential tax benefits discussed above, DPIM may consider selling securities at times or prices that may otherwise be disadvantageous to the Fund.
The Fund will be treated as a regular corporation, or a “C” corporation, for United States federal income tax purposes and, as a result, unlike most investment companies, is subject to corporate income tax to the extent the Fund recognizes taxable income. Any taxes paid by the Fund will reduce the amount available to pay distributions to Common Stockholders, and therefore investors in the Fund will likely receive lower distributions than if they invested directly in MLPs.
To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The Fund will incur a current tax liability on its allocable share of an MLP’s income and gains that is not offset by the MLP’s tax deductions, losses and credits, or its net operating loss carryforwards, if any. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP’s tax deductions, losses or credits is essentially treated as a return of capital. However, those distributions will reduce the Fund’s adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for United States federal income tax purposes upon the sale of any such equity securities or upon subsequent distributions in respect of such equity securities. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for the Fund.
The Fund will accrue deferred income taxes for its future tax liability associated with the difference between the Fund’s tax basis in an MLP security and the fair market value of the MLP security. Upon the Fund’s sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by MLPs, which may not necessarily be timely, to estimate its deferred tax liability for purposes of financial statement reporting and determining its net asset value. From time to time, the Fund will modify its estimates or assumptions regarding its deferred tax liability as new information becomes available.
Because of the Fund’s status as a corporation for United States federal income tax purposes (as opposed to a partnership or other pass-through entity) and its investments in equity securities of MLPs, the Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. Because of these differences, the Fund may make distributions out of its current or accumulated earnings and profits, which will be treated as dividends, in excess of its taxable income. See “Certain United States Federal Income Tax Considerations.”

In addition, changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLP investments in which the Fund invests. In particular, certain recent proposals have called for the elimination of tax incentives widely used by oil, gas and coal companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could materially adversely affect MLPs in which the Fund invests and the energy sector generally.
Lack of Diversification of MLP Customers and Suppliers
Certain MLPs in which the Fund may invest depend upon a limited number of customers for substantially all of their revenue. Similarly, certain MLPs in which the Fund may invest depend upon a limited number of suppliers of goods or services to continue their operations. The loss of any such customers or suppliers could materially adversely affect such MLPs’ results of operations and cash flow, and their ability to make distributions to unit holders, such as the Fund, would therefore be materially adversely affected.
Affiliated Party Risk
Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.
Equity Securities Risk
A substantial percentage of the Fund’s assets will be invested in equity securities, including MLP common units, MLP subordinated units, MLP preferred units, equity securities of MLP affiliates, including I-Shares, and common stocks of other issuers in the energy sector. Equity risk is the risk that the value of MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market, and a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
MLP subordinated units typically are convertible to MLP common units at a one-to-one ratio. The price of MLP subordinated units is typically tied to the price of the corresponding MLP common unit, less a discount. The size of the discount depends upon a variety of factors, including the likelihood of conversion, the length of time remaining until conversion and the size of the block of subordinated units being purchased or sold.
I-Shares represent an indirect investment in MLP I-units. Prices and volatilities of I-Shares tend to correlate to the price of common units. Holders of I-Shares are subject to the same risks as holders of MLP common units. In addition, I-Shares may trade less frequently, particularly those of issuers with smaller capitalizations. Given their potential for limited trading volume, I-Shares may display volatile or erratic price movements.
Energy Sector Risks
MLPs and other companies operating in the energy sector are subject to many operating risks, including: equipment failure causing outages; structural, maintenance, impairment and safety problems; transmission or transportation constraints, inoperability or inefficiencies; dependence on a specified fuel source; changes in electricity and fuel usage; availability of competitively priced alternative energy sources; changes in generation efficiency and market heat rates; lack of sufficient capital to maintain facilities; significant capital expenditures to keep older assets operating efficiently; seasonality; changes in supply and demand for energy; catastrophic and/or weather-related events such as spills, leaks, well blowouts, uncontrollable flows, ruptures, fires, explosions, floods, earthquakes, hurricanes, discharges of toxic gases and similar occurrences; storage, handling, disposal and decommissioning costs; and environmental compliance. Breakdown or failure of an energy company’s assets may prevent it from performing under applicable sales agreements, which in certain situations, could result in termination of the agreement or incurring a liability for liquidated damages. As a result of the above risks and other potential hazards associated with energy companies, certain companies may become exposed to significant liabilities for which they may not have adequate insurance coverage. Any of the aforementioned risks could have a material adverse effect on the business, financial condition, results of operations and cash flows of energy companies.
Because the Fund will invest at least 80% of its Managed Assets in energy MLPs, concentration in the energy sector may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. In addition, there are several specific risks associated with investments in the energy sector, including the following.
Commodity Price Risk.   MLPs and other entities operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term. Fluctuations in energy commodity prices would directly impact companies that own such energy commodities and could indirectly impact companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of OPEC; taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts, and a slowing economy may adversely impact energy consumption, which may adversely affect the performance of MLPs and other companies operating in the energy sector. Recent economic and market events have fueled concerns regarding potential liquidations of options positions.
Depletion Risk.   MLPs and other entities engaged in the exploration, development, management or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities, exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.
Supply and Demand Risk.   MLPs and other entities operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.
Regulatory Risk.   The energy sector is highly regulated. MLPs and other entities operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. For example, a particular by-product or process may be declared hazardous (sometimes retroactively) by a regulatory agency which could unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs.
Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:
•
  the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions;
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  the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water;
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  RCRA and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and
•
  CERCLA, also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal.
Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.
There is an inherent risk that MLPs and other entities operating in the energy sector may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs. For example, hydraulic fracturing, a technique used in the completion of certain oil and gas wells, has become a subject of increasing regulatory scrutiny and may be subject in the future to more stringent, and more costly to comply with, requirements. Similarly, the implementation of more stringent environmental requirements could significantly increase the cost of any remediation that may become necessary. MLPs may not be able to recover these costs from insurance.
Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest.
In the wake of a Supreme Court decision holding that the EPA has some legal authority to deal with climate change under the Clean Air Act, the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. The EPA has also taken action to require certain entities to measure and report greenhouse gas emissions and certain facilities may be required to control emissions of greenhouse gases pursuant to EPA air permitting and other regulatory programs. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund’s investments.
Acquisition Risk.   MLP investments owned by the Fund may depend on MLPs’ ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of such MLPs to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that such MLPs are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited. There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies; assumption of liabilities; indemnification; customer losses; key employee defections; distraction from other business operations; and unanticipated difficulties in operating or integrating new product areas and geographic regions.
Weather Risks.   Weather plays a role in the seasonality of some MLPs’ cash flows. MLPs in the propane industry, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLPs experience decreased demand for their product. Although most MLPs can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the U.S. Gulf Coast in recent years, demonstrate that no amount of preparation can protect an MLP from the unpredictability of the weather or possible climate change. Further, it is possible that future climate change could result in increases in the frequency and severity of adverse weather events. The damage done by extreme weather also may serve to increase many MLPs’ insurance premiums and could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.
Cyclical Industry Risk.   The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. An MLP’s ability to successfully and timely complete capital improvements to existing or other capital projects is contingent upon many variables. Should any such efforts be unsuccessful, an MLP could be subject to additional costs and/or the write-off of its investment in the project or improvement. The marketability of oil and gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. Oil and gas properties are subject to royalty interests, liens and other burdens, encumbrances, easements or restrictions, all of which could impact the production of a particular MLP. Oil and gas MLPs operate in a highly competitive and cyclical industry, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.
Catastrophic Event Risk.   MLPs and other entities operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLPs and other entities operating in the energy sector. MLPs and other entities operating in the energy sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Industry-Specific Risks
MLPs and other entities operating in the energy sector are also subject to risks that are specific to the industry they serve.
Pipelines.   Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by FERC with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such companies could have a material adverse effect on their business, financial condition, results of operations and cash flows and their ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which in turn could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.
Gathering and processing.   Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.
Exploration and production.   Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.
Propane.   Propane MLPs are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.
Coal.   MLP entities and other entities with coal assets are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others. It has become increasingly difficult to obtain and maintain the permits necessary to mine coal. Further, such permits, if obtained, have increasingly contained more stringent, and more difficult and costly to comply with, provisions relating to environmental protection.
Marine shipping.   Marine shipping (or “tanker”) companies are exposed to many of the same risks as other energy companies. In addition, the highly cyclical nature of the tanker industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile because many conditions and factors can affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and supply of tankers to carry that oil may materially affect revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.
Delay in Use of Proceeds Risk
Although the Fund currently intends to invest the proceeds from any sale of the Common Stock offered hereby as soon as practicable following the completion of this offering, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for securities of MLPs and energy companies may at times be less liquid than the market for other securities. Prior to the time the proceeds of this offering are invested, such proceeds may be invested in short-term money market instruments and U.S. government securities, pending investment in securities of energy MLPs. Income received by the Fund from these securities would subject the Fund to corporate tax before any distributions to Common Stockholders. As a result, the return and yield on the Common Stock for the period immediately following any offering pursuant to this Prospectus may be lower than when the Fund is fully invested in accordance with its investment objective and policies. See “Use of Proceeds.”
Interest Rate Risk
Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other entities operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other entities operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and other entities operating in the energy sector as the yields on alternative investments increase. During periods of declining interest rates, the market price of fixed income securities generally rises. Conversely, during periods of rising interest rates, the market price of such securities generally declines.
Inflation/Deflation Risk
Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Stock and distributions on the Common Stock can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to Common Stockholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.
Liquidity Risk
Although the equity securities of the MLPs in which the Fund invests generally trade on major stock exchanges, certain securities owned by the Fund may trade less frequently, particularly those of MLPs and other issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, the Fund may be one of the largest investors in certain sub-sectors of the energy or natural resource sectors. Thus, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by the Fund in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when DPIM believes it is desirable to do so.
Privately Held Company Risk
Privately held companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, DPIM may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests.
Small Capitalization Risk
The Fund may invest in securities of MLPs and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indexes, which presents unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.
Competition Risk
A number of alternatives to the Fund as vehicles for investment in a portfolio of energy MLPs and their affiliates currently exist, including other publicly traded investment companies, structured notes and private funds. In addition, tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact our ability to meet our investment objective, which in turn could adversely impact our ability to make distributions.
Restricted Securities Risk
The Fund may invest up to 10% of its Managed Assets in restricted securities, including private investments in public equities (commonly known as PIPEs). “Restricted securities” are securities that are unregistered or subject to contractual or other legal restrictions on resale. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities may be deemed illiquid. Although issuers typically bear the costs of registration, the Fund may in some cases be required to pay the expenses of registering restricted securities it holds with the SEC.
Cash Flow Risk
The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLPs. The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLPs will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period.
Capital Market Risk
Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. As a result, the cost of raising capital in the debt and equity capital markets has increased substantially while the ability to raise capital from those markets has diminished significantly. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. Due to these factors, MLPs may be unable to obtain new debt or equity financing on acceptable terms or at all. If funding is not available when needed, or is available only on unfavorable terms, MLPs may not be able to meet their obligations as they come due. Moreover, without adequate funding, MLPs may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.
Valuation Risk
Securities in which the Fund will invest will generally be listed on an exchange; however, market prices may be unavailable for some of the Fund’s investments, including MLP subordinated units, direct ownership of general partner or managing member interests and restricted or unregistered securities of certain MLPs and private companies. The value of such securities will be determined by fair valuations determined by the Board of Directors or its designee in accordance with procedures governing the valuation of portfolio securities adopted by the Board of Directors. Proper valuation of such securities may require more reliance on the judgment of DPIM than for valuation of securities for which an active trading market exists.
Deferred Taxation Risk
As a taxable “C corporation”, the Fund must accrue for both current and deferred taxes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes in the financial statements of the Fund reflect (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and the tax basis of the Fund’s assets, (ii) the net tax effects of temporary differences between the carrying amounts of such assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by ASC Topic 740 that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.
The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax asset or liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax asset or liability.
Deferred tax assets may constitute a relatively high percentage of the Fund’s net asset value. Any valuation allowance required against such deferred tax assets or future adjustments to a valuation allowance may reduce the Fund’s deferred tax assets and could have a material impact on the Fund’s net asset value and results of operations in the period the valuation allowance is recorded or adjusted.
Royalty Trust Risk
Royalty trusts are exposed to many of the same risks as other MLPs. In addition, the value of the equity securities of the royalty trusts in which the Fund invests may fluctuate in accordance with changes in the financial condition of those royalty trusts, the condition of equity markets generally, commodity prices, and other factors. Distributions on royalty trusts in which the Fund may invest will depend upon the declaration of distributions from the constituent royalty trusts, but there can be no assurance that those royalty trusts will pay distributions on their securities. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber As these deplete, production and cash flows steadily decline, which may decrease distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.
In many circumstances, the royalty trusts in which the Fund may invest may have limited operating histories. The value of royalty trust securities in which the Fund invests will be influenced by factors that are not within the Fund’s control, including the financial performance of the respective issuers, interest rates, exchange rates and commodity prices (which will vary and are determined by supply and demand factors including weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the energy industry and operational risks relating to the energy industry.
Debt Securities Risk
Debt securities in which the Fund invests are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, interest rate risk, and, depending on their quality, other special risks. An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in its portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities. Debt securities have reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Fund’s Common Stock price or its overall return.
Below Investment Grade (High Yield or Junk Bond) Securities Risk
The Fund may invest up to 20% of its Managed Assets in fixed income securities of below investment grade quality. The Fund will only invest in debt securities rated, at the time of the initial investment, at least

Ba by Moody’s or BB by S&P or Fitch or, if unrated, deemed to be of the equivalent quality by DPIM. Fixed income securities rated below investment grade are commonly referred to as “high yield” securities or “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Ratings may not accurately reflect the actual credit risk associated with a corporate security.
Fixed income securities rated below investment grade generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading.
Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in the Fund’s Common Stock. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. DPIM’s judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. Investments in below investment grade securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.
Foreign Securities and Emerging Markets Risk
A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.
The risks of foreign investment are greater for investments in emerging markets. The Fund considers a country to be an emerging market country if, at the time of investment, it is represented in the J.P. Morgan Emerging Markets Bond Index Global or categorized by the World Bank in its annual categorization as middle- or low-income. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.
Currency Risk
If the Fund invests directly in securities that are denominated in, or whose issuers receive revenues in, foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.
Leverage Risk
Under current market conditions, the Fund generally intends to utilize leverage in an amount equal to approximately 30% of its Managed Assets principally through Borrowings from certain financial institutions. In the future, the Fund may elect to utilize leverage in an amount up to 33 1∕3% of the Fund’s total assets through Borrowings and 50% of the Fund’s total assets through the issuance of Preferred Stock. Leverage may result in greater volatility of the net asset value, distributions on the Common Stock and market price of the Common Stock because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from Borrowings or the issuance of Preferred Stock, if any, are borne entirely by Common Stockholders. Common Stock income may fall if the interest rate on Borrowings or the dividend rate on Preferred Stock rises, and may fluctuate as the interest rate on Borrowings or the dividend rate on Preferred Stock varies. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause Common Stockholders to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, the Fund’s use of leverage will result in increased operating costs. Thus, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to Common Stockholders will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to Common Stockholders than if the Fund were not so leveraged. There can be no assurance that the Fund’s leveraging strategy will be successful.
During periods when the Fund is using leverage through Borrowings or the issuance of Preferred Stock, the fees paid to VAIA and DPIM for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the amount of Borrowings and any assets attributable to Preferred Stock. This means that VAIA and DPIM have a financial incentive to increase the Fund’s use of leverage.
Any decline in the net asset value of the Fund will be borne entirely by Common Stockholders. Therefore, if the market value of the Fund’s portfolio declines, the Fund’s use of leverage will result in a greater decrease in net asset value to Common Stockholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Stock.
Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper, notes or Preferred Stock issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act. In addition, the terms of the credit agreements may also require that the Fund pledge some or all of its assets as collateral.

Derivatives Risk
The Fund may utilize a variety of derivative instruments such as interest rate swaps, options contracts, forward contracts, and options on indexed securities. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments. Thus, the use of derivatives may result in losses greater than if they had not been used. The use of derivative instruments may have risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, credit risk, management risk and counterparty risk. The use of derivatives may, among others, also have the following risks:
Correlation Risk.   Imperfect correlation between the value of derivative instruments and the underlying assets of the Fund creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio.
Duration Mismatch Risk.   The duration of a derivative instrument may be significantly different than the duration of the related liability or asset.
Volatility Risk.   Risk may arise in connection with the use of derivative instruments from volatility of interest rates and the prices of reference instruments.
Leverage Risk.   The derivative investments in which the Fund may invest will give rise to forms of financial leverage, which may magnify the risk of owning such instruments. Derivatives generally involve leverage in the sense that the investment exposure created by the derivatives may be significantly greater than the Fund’s initial investment in the derivative. Accordingly, if the Fund enters into a derivative transaction, it could lose substantially more than the principal amount invested.
Additionally, as a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain portfolio management techniques, such as engaging in reverse repurchase agreements, dollar rolls, entering into credit default swaps, or purchasing securities on a when-issued or delayed delivery basis, that may be considered senior securities under the 1940 Act. The Fund intends to cover its derivative positions by maintaining an amount of cash or liquid securities in a segregated account equal to the face value of those positions and by offsetting derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 33 1∕3% of its total assets, less all liabilities and indebtedness of the Fund not represented by senior securities. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.
General Derivative Risks.   Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Furthermore, the skills needed to employ derivatives strategies are different from those needed to select portfolio securities and, in connection with such strategies, the Fund must make predictions with respect to market conditions, liquidity, currency movements, market values, interest rates and other applicable factors, which may be inaccurate. Thus, the use of derivative investments may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. The Fund may also have to defer closing out certain derivative positions to avoid adverse tax consequences. In addition, there may be situations in which the Fund elects not to use derivative investments that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain. Changes to the derivatives markets as a result of the Dodd-Frank Act and other government regulation may also have an adverse effect on the Fund’s ability to make use of derivative transactions.
Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance. See “The Fund’s Investments—Additional Investment Activities—Derivatives” in this Prospectus and “Investment Policies and Techniques—Securities and Derivatives—Derivatives” in the SAI.
Short Sales Risk
To the extent the Fund makes use of short sales for investment and/or risk management purposes, the Fund may be subject to risks associated with selling short. The Fund does not currently intend to engage in short sales. Short sales are transactions in which the Fund sells securities or other instruments that the Fund does not own in anticipation that the market price of that security will decline. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in short sales where it does not own or have the right to acquire the security sold short at no additional cost. The Fund’s loss on a short sale theoretically could be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. In addition, the Fund’s short selling strategies may limit its ability to benefit from increases in the markets. If the Fund engages in short sales, it will segregate liquid assets, enter into offsetting transactions or own positions covering its obligations; however, such segregation and cover requirements will not limit or offset losses on related positions. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Fund. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. Finally, regulations imposed by the SEC or other regulatory bodies relating to short selling may restrict the Fund’s ability to engage in short selling.
Securities Lending Risk.   The Fund may loan portfolio securities with a value up to 20% of its Managed Assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the Fund can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the Fund.
Legal and Regulatory Risk
Legal and regulatory changes may materially adversely affect the Fund. In particular, adoption of derivatives legislation by the United States Congress, including the Dodd-Frank Act, could have an adverse effect on the Fund’s ability to use derivative instruments. The Dodd-Frank Act is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability and provides for, among other things, new clearing, execution, margin, reporting, recordkeeping, business conduct, disclosure, position limit, minimum net capital and registration requirements. Although the CFTC has released final rules relating to clearing, execution, reporting, risk management, compliance, position limit, anti-fraud, consumer protection, portfolio reconciliation, documentation, recordkeeping, business conduct and registration requirements under the Dodd-Frank Act, many of the provisions are subject to further final rulemaking, and thus the Dodd-Frank Act’s ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund), increase the costs of using these instruments (for example, by increasing margin, capital or reporting requirements) and/or make them less effective and, as a result, the Fund may be unable to execute its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments, affect the pricing or other factors relating to these instruments or may change availability of certain investments. It is unclear how the regulatory changes will affect counterparty risk.

The SEC also indicated that it may adopt new policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of derivatives use by the Fund. On August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund.
The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA promulgated by the CFTC. The Fund currently is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA and the Fund intends to be operated so as not to be deemed to be a “commodity pool” under the regulations of the CFTC under current law. The CFTC has adopted amendments to its rules that may affect the ability of the Fund to continue to claim this exclusion. The Fund would be limited in its ability to engage in swap transactions if it continued to claim the exclusion. If the Fund does not continue to claim the exclusion, the Fund believes that the Fund, VAIA and DPIM would likely become subject to registration and regulation as a commodity pool operator. The Fund may incur additional expenses as a result of the CFTC’s registration and regulatory requirements. The impact of the rule changes on the operations of the Fund, VAIA and DPIM is not fully known at this time. The Fund, VAIA and DPIM are continuing to analyze the effect of these rule changes on the Fund.
Counterparty Risk
The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Counterparty risk is the risk that the other party in a derivative transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to its derivative transactions will affect the value of those instruments. By using derivatives that expose the Fund to counterparties, the Fund assumes the risk that its counterparties could experience financial hardships that could call into question their continued ability to perform their obligations. As a result, concentrations of such derivatives in any one counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty.
If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by recently enacted U.S. financial reform legislation. See “—Legal and Regulatory Risk” for more information.
Management Risk and Reliance on Key Personnel
The Fund is subject to management risk because it is an actively managed investment portfolio. DPIM and each individual portfolio manager may not be successful in selecting the best performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. The Fund will depend upon the diligence and skill of DPIM’s portfolio managers, who will evaluate, negotiate, structure and monitor its investments. The Fund will also depend on the senior management of DPIM, and the departure of any of the senior management of DPIM could have a material adverse effect on the Fund’s ability to achieve its investment objective.

Potential Conflicts of Interest Risk
VAIA, DPIM and the portfolio managers have interests which may conflict with the interests of the Fund. For example, DPIM may at some time in the future manage and/or advise other investment funds or accounts with the same investment objective and strategies as the Fund. As a result, DPIM and the Fund’s portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. DPIM and the Fund’s portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.
The portfolio managers may also engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to DPIM which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. Finally, VAIA, DPIM or their affiliates may provide more services to some types of funds and accounts than others.
There is no guarantee that the policies and procedures adopted by VAIA, DPIM and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that VAIA or DPIM may manage or advise from time to time. For further information on potential conflicts of interest, see “Portfolio Managers—Potential Conflicts of Interest” in the SAI.
Portfolio Turnover Risk
The Fund’s annual portfolio turnover rate may vary greatly from year to year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the Fund’s recognition of gains that will be taxable to the Fund. A high portfolio turnover may also increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as a dividend to the Fund’s Common Stockholders.
Government Intervention in Financial Markets Risk
The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. United States federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable Issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. VAIA and DPIM will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
Market Disruption and Geopolitical Risk
The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Ukraine and the Middle East and terrorist attacks in the United States and around the world may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy and securities markets. The wars and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events also could have an acute effect on individual issuers or related groups of issuers. These risks also could adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments and the market value and net asset value of the Common Stock.
Temporary Defensive Strategies Risk
When DPIM anticipates unusual market or other conditions, the Fund may temporarily depart from its primary investment strategy as a defensive measure and invest all or a portion of its assets in cash, obligations of the U.S. government, its agencies or instrumentalities; other investment grade debt securities; investment grade commercial paper; certificates of deposit and bankers’ acceptances; or any other fixed income securities that DPIM considers consistent with this strategy. To the extent that the Fund invests defensively, it may not achieve its investment objective.
Non-Diversification Risk
The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. See “The Fund’s Investments.”
Anti-Takeover Provisions
The Fund’s Articles and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving Common Stockholders of opportunities to sell their Common Stock at a premium over the then-current market price of the Common Stock. See “Certain Provisions in the Articles of Incorporation and By-Laws.”
Management of the Fund
Directors and Officers
The overall management of the business and affairs of the Fund is vested in the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund. The day-to-day operation of the Fund is delegated to the officers of the Fund, VAIA and DPIM, subject always to the investment objective, restrictions and policies of the Fund and to the general supervision of the Board of Directors. Certain Directors and officers of the Fund are affiliated with Virtus, the parent corporation of both VAIA and DPIM.
Investment Manager
Virtus Alternative Investment Advisers, Inc., located at 100 Pearl Street, Hartford, CT 06103, serves as the Fund’s investment manager. VAIA is a registered investment adviser and supervises the day-to-day management of the Fund’s portfolio by DPIM. As of April 30, 2014, VAIA’s total assets under management were approximately $130.3 million. VAIA is a wholly owned indirect subsidiary of Virtus. Virtus is a global asset management firm.
Subadviser
Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606, serves as the Fund’s subadviser. DPIM is a registered investment adviser and will be responsible for the day-to-day portfolio management of the Fund. As of April 30, 2014, DPIM’s total assets under management were approximately $9.9 billion, including $5.6 billion in closed-end funds.

Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which VAIA or DPIM acts as an investment adviser.
Investment Advisory Agreement and Subadvisory Agreement
Investment Advisory Agreement
Under the Fund’s investment advisory agreement with VAIA, subject to the supervision and direction of the Fund’s Board of Directors, VAIA is given the responsibility of managing the Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, making investment decisions for the Fund and placing orders to purchase and sell securities. VAIA has delegated this responsibility to DPIM pursuant to the subadvisory agreement and VAIA thus supervises DPIM’s day-to-day management of the Fund’s portfolio.
The Fund’s investment advisory agreement will continue in effect, unless otherwise terminated, until December 31, 2015 and then will continue from year to year provided such continuance is specifically approved at least annually (a) by the Fund’s Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and (b) in either event, by a majority of the Directors of the Fund who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Directors”) with such Independent Directors casting votes in person at a meeting called for such purpose. The Fund’s investment advisory agreement provides that VAIA may render services to others. The Fund’s investment advisory agreement is terminable without penalty upon 60 days’ written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Fund’s Directors, or by VAIA upon 60 days’ written notice, and will automatically terminate in the event of its assignment. The Fund’s investment advisory agreement provides that VAIA shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.
Subadvisory Agreement
DPIM provides services to the Fund pursuant to a subadvisory agreement between VAIA and DPIM. Under the subadvisory agreement, subject to the supervision and direction of the Fund’s Board and VAIA, DPIM will manage the Fund’s portfolio in accordance with the Fund’s investment objective and policies, make investment decisions for the Fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Fund.
The subadvisory agreement between VAIA and DPIM for the Fund will continue in effect, unless otherwise terminated, until December 31, 2015 and then will continue from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. VAIA and DPIM may each terminate the subadvisory agreement upon 30 days’ written notice to the other party. The subadvisory agreement will terminate automatically in the event of its assignment.
Advisory Fees
For its services, the Fund has agreed to pay VAIA an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily Managed Assets. The Fund will pay all of its offering expenses up to $0.04 per share of Common Stock. VAIA has agreed to pay (i) all of the Fund’s organizational expenses, estimated to be approximately $131,500, and (ii) the Fund’s offering expenses (other than the sales load) in excess of $0.04 per share, estimated to be approximately $629,700. The Fund’s management fee and other expenses are borne by the Common Stockholders.
DPIM will receive an annual subadvisory fee from VAIA, payable monthly, in an amount equal to 50% of the amount paid to VAIA. No advisory fee will be paid by the Fund directly to DPIM.

The basis for the Board of Directors’ initial approval of the Fund’s investment management and subadvisory agreements will be provided in the Fund’s initial stockholder report. The basis for subsequent continuations of the Fund’s investment advisory and subadvisory agreements will be provided in annual or semi-annual reports to stockholders for the periods during which such continuations occur.
Administrative Services Agreements
The Fund’s administrator is Virtus Fund Services, LLC (“VFS”), 100 Pearl Street, Hartford, Connecticut 06103. VFS is an indirect, wholly owned subsidiary of Virtus and an affiliated person of VAIA and DPIM. Under the terms of an administration agreement dated  , with an initial term running through December 31, 2015, VFS arranges for the calculation of the net asset value of the Common Shares and provides administrative services required in connection with the operation of the Fund not required to be provided by VAIA or DPIM under the advisory and subadvisory agreements, as well as providing the necessary office facilities, equipment and personnel to perform such services. VFS is entitled to receive a monthly fee at the annual rate of 0.1% of the average daily Managed Assets of the Fund, plus a $5,000 annual flat fee and $2 per registered account for each account over 1,000 registered accounts. The administration agreement provides that VFS shall not be liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any act or omission by VFS, including officers, agents and employees of VFS and its affiliates, in connection with the administration agreement except by reason of its willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations under the agreement.
In addition, VFS has entered into a Sub-Administration Services Agreement and the Fund has entered into an Accounting Services Agreement each with BNYM, pursuant to which BNYM will provide certain sub-administration and accounting services with respect to the Fund. For its services under the Sub-Administration Agreement, BNYM shall be paid $10,000 per year for tax services, up to $500 for each regulatory filing of the Fund, $2,000 per year for wash sales, as well as reimbursement for certain out-of-pocket expenses. For its services under the Accounting Services Agreement, BNYM shall receive the greater of (i) a minimum monthly fee of $4,000 or (ii) 0.03% on the Fund’s first $500 million in Managed Assets, 0.275% on the Fund’s Managed Assets between $500 million and $1.5 billion, and 0.25% on the Fund’s Managed Assets in excess of $1.5 billion.
Duff & Phelps Investment Management Co.’s Investment Philosophy and Process
DPIM takes a long-term strategic view when evaluating the energy sector and underlying sub-sectors of the energy MLP industry. Supply and demand trends from the wellhead to the burner tip, across upstream, midstream, and downstream segments are examined with the goal of minimizing exposure to sectors with weak fundamentals, identifying early application of new technologies, and focusing on trends in drilling productivity and rig count across multiple basins. DPIM, which has a long history of managing income-generating securities, adheres to a fundamental, bottom-up approach relative to sub-sector peers, with particular emphasis on predictable cash flows through visibility into project lead times, capital expansion opportunities, MLP management team views, and contract terms and length including assessment of commodity price and volumetric risk. The Fund’s bottom-up approach in selecting MLP investments employs both a qualitative and quantitative analysis. In its qualitative analysis, DPIM evaluates MLP management philosophy and track record, competitive advantages via barriers to entry, long-term customer relationships and geographic footprint, regulatory landscape via permitting and export laws, quality of asset drop-down inventory including right of first offer, and assessment of fee-based contract structure including minimum volume commitments, inflation escalators, and take-or-pay provisions. In its quantitative analysis, DPIM employs multiple valuation methodologies including discounted cash distribution (DCD), targeted yield, and internal rate of return. From a relative valuation perspective, DPIM evaluates various factors, including: (i) risk-adjusted forecasted yields, (ii) the ratio of enterprise value to adjusted earnings before interest, tax, depreciation and amortization, (iii) price-to-distributable cash flow ratio, (iv) distribution coverage ratio, (v) the ratio of debt to adjusted earnings before interest, tax, depreciation and amortization, (vi) historical trends in yield spreads of competing “income” investments, and (vii) relative capital investment and organic growth opportunities. A stretched balance sheet, as evidenced by a deteriorating debt ratio, or a lack of visible distribution growth, as evidenced by re-contracting risk or an unsustainable coverage ratio, are examples of catalysts which may lead DPIM to sell an MLP security.

Investment Management Team
Set forth below is information regarding the team of professionals at DPIM primarily responsible for overseeing the investment advisory operations of the Fund.

Name	Principal Occupation(s) During Past 5 Years
David Grumhaus, Jr.
Mr. Grumhaus is Lead Portfolio Manager and Chief Investment Officer of the Fund. He joined DPIM in February, 2014. Prior to joining the firm, he spent 10 years as a portfolio manager and director of research for Copia Capital, an energy-and utility-focused hedge fund.

Charles J. Georgas
Portfolio Manager and Senior Research Analyst of the Fund. Mr. Georgas is a senior analyst and concentrates his research on midstream energy MLPs. Prior to joining DPIM in 2008, he was a senior equity analyst covering the consumer sector for Marquis Investment Research. Mr. Georgas’ work experience within the investment industry includes eight years in the hedge fund industry.

Additional information about the portfolio managers’ and research analysts’ compensation, other accounts managed by them and other information is provided in the SAI.
Control Persons
A control person is a person who beneficially owns more than 25% of the voting securities of a company. Virtus has provided the initial capitalization of the Fund and therefore Virtus is a control person because it is the sole stockholder of the Fund as of the date of this Prospectus. However, it is anticipated that Virtus will no longer be a control person once the offering is completed.
Net asset value
The net asset value per share of Common Stock of the Fund is determined no less frequently than daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The Fund calculates the net asset value per share of Common Stock by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities (including dividends payable, any Borrowings and the liquidation preference of any Preferred Stock issued by the Fund) by the total number of shares of Common Stock outstanding. Valuations of many securities expected to be in the Fund’s portfolio may be made by a third party pricing service.
For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the closing bid prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges or admitted to trading on the NASDAQ National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.
Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is to be over-the-counter, but excluding securities trading on the NASDAQ National List, are valued at the bid price as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, prices supplied by a recognized pricing agent as the Board of Directors deems appropriate to reflect their fair market value. Debt securities are valued on the basis of prices provided by a pricing service or broker/dealers when such prices are believed by the Board of Directors to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities.

Generally, trading in the foreign securities owned by the Fund is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value of the Fund are the last sale price at the close of the NYSE or, if no sale occurred, the last bid price on the NYSE. Occasionally, events affecting the value of foreign securities may occur between the time at which they are determined and the close of trading on the NYSE. Such investments will be valued at their fair value, as determined in good faith under procedures determined by or at the direction of the Board of Directors. Foreign securities and currency held by the Fund will be valued in U.S. dollars. Such values will be computed by the Fund’s accounting agent based on foreign currency exchange rate quotations supplied by an independent quotation service as of 4:00 p.m. New York time.
As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes in the financial statements of the Fund will reflect (i) taxes on unrealized gains/ (losses), which are attributable to the temporary difference between the fair market value and the tax basis of the Fund’s assets; (ii) the net tax effects of temporary differences between the carrying amounts of such assets and liabilities for financial reporting purposes and the amounts used for income tax purposes; and (iii) the net tax benefit of accumulated net operating losses. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by ASC Topic 740 that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.
The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax asset or liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax asset or liability.
Deferred tax assets may constitute a relatively high percentage of the Fund’s net asset value. Any valuation allowance required against such deferred tax assets or future adjustments to a valuation allowance may reduce the Fund’s deferred tax assets and could have a material impact on the Fund’s net asset value and results of operations in the period the valuation allowance is recorded or adjusted.
Distributions
Under normal market conditions, the Fund intends to distribute substantially all of the Fund’s distributable cash flow received as cash distributions from MLPs and other payments on securities owned by the Fund, less Fund expenses.
The Fund intends to make distributions quarterly. Your initial distribution is expected to be declared approximately 45 days, and paid approximately 60 days, from the completion of this offering, depending upon market conditions.
Unless you elect to receive distributions in cash (i.e., opt out), all of your distributions, including any capital gains distributions on your Common Stock, will be automatically reinvested in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan.”
Dividend Reinvestment Plan
It is the policy of the Fund to automatically reinvest distributions payable to Common Stockholders. A “registered” Common Stockholder automatically becomes a participant in the Fund’s Automatic Reinvestment and Cash Purchase Plan (the “Plan”). The Plan authorizes the Fund to credit all shares of Common Stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered Common Stockholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the

“Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered Common Stockholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Plan Administrator at 1-866-270-7788. In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name. When a distribution is declared, nonparticipants in the Plan will receive cash. Participants in the Plan will receive shares of the Fund valued as described below:
If on the payable date of the distribution, the market price of the Fund’s Common Stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the participant in the open market, on the NYSE or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the Common Stock, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchase and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the SEC may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.
If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the record date or (b) 95% of the market price on such date.
The automatic reinvestment of distributions will not relieve participants of any income tax which may be payable on such distributions. If you participate in the Plan, you will receive a Form 1099-DIV concerning the federal income tax status of distributions paid to you during the year.
As a participant in the Plan you will not pay any charge to have your distributions reinvested in additional shares. The Plan Administrator’s fees for handling the reinvestment of distributions will be paid by the Fund. There will be no brokerage commissions for shares issued directly by the Fund in payment of distributions. However, each participant will pay a pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of distributions.
Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to Common Stockholders for such cash purchases. The Plan Administrator’s fee will be paid by the Fund. However, each participating Common Stockholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078.
Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.

Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S bank account. If a participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Plan Administrator by calling 1-866-270-7788.
Common Stockholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-866-270-7788. The Plan Administrator does not charge a fee for liquidating your shares; however, a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.
Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Plan Administrator at 1-866-270-7788.
For more information regarding the Plan, please contact the Plan Administrator at 1-866-270-7788.
The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days written notice to participants in the Plan.

Description of Shares
Common Stock
The Articles authorize the issuance of 100,000,000 shares of Common Stock, par value $0.001 per share. All shares of Common Stock have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Stock will, when issued, be fully paid and non-assessable, and will have no preemptive or conversion rights or rights to cumulative voting. The Board of Directors, without stockholder vote, can increase or decrease the aggregate number of shares of Common Stock or the number of shares of stock of any class or series that the Fund has authority to issue and can reclassify any authorized but unissued shares.
The Fund intends to apply for its Common Stock to be authorized for listing on the NYSE, subject to notice of issuance. The trading or “ticker” symbol is expected to be “DSE.” The Fund intends to hold annual meetings of stockholders so long as the Common Stock is listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund must continue to meet the NYSE requirements in order for the Common Stock to remain listed.
Net asset value will be reduced immediately following the offering by the amount of the sales load and the offering expenses paid by the Fund up to and including $0.04 per share of Common Stock.
Unlike open-end funds, closed-end funds, like the Fund, do not continuously offer shares and do not provide daily redemptions. Rather, if a stockholder determines to buy additional shares of Common Stock or sell shares of Common Stock already held, the stockholder may do so by trading on the NYSE through a broker or otherwise. Shares of closed-end funds may frequently trade on an exchange at prices lower than net asset value.
The market value of the Common Stock may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such Common Stock in the market, general market and economic conditions, and other factors beyond the control of the Fund. The Fund cannot assure you that Common Stock will trade at a price equal to or higher than net asset value in the future. The Fund’s Common Stock is designed primarily for long-term investors, and investors in Common Stock should not view the Fund as a vehicle for trading purposes. See “Repurchase of Fund Shares; Conversion to an Open-End Fund” in the SAI.
Each outstanding share of Common Stock entitles the holder to one vote on all matters submitted to a vote of Common Stockholders, including the election of Directors. Except as provided with respect to any other class or series, the Common Stockholders will possess the exclusive voting power. There is no cumulative voting in the election of Directors, which means that the holders of a majority of the outstanding shares of Common Stock can elect all of the Directors then standing for election, and the holders of the remaining shares of Common Stock will not be able to elect any Directors.
Preferred Stock
The Articles provide that the Fund’s Board of Directors may classify and issue Preferred Stock with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the Common Stockholders. Common Stockholders have no preemptive right to purchase any Preferred Stock that might be issued.
The Fund may elect to issue Preferred Stock as part of its leveraging strategy. The Fund currently has the ability to issue leverage through the issuance of Preferred Stock, representing up to 50% of the Fund’s total assets less liabilities and indebtedness of the Fund (other than leverage consisting of Preferred Stock and other senior securities) immediately after the leverage is issued. However, under current conditions it is unlikely that the Fund will issue Preferred Stock. Although the terms of any Preferred Stock, including dividend rate, liquidation preference and redemption provisions, will be set forth in articles supplementary, the Fund believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Stock may be similar to those stated below.
Liquidation Preference
In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Stock would be entitled to receive a preferential liquidating distribution, which would be expected to equal the original purchase price per share of Preferred Stock plus accrued and unpaid dividends, whether or not declared, before any distribution of assets would be made to Common Stockholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Stock would not be entitled to any further participation in any distribution of assets by the Fund.
Voting Rights
The 1940 Act requires that the holders of any Preferred Stock, voting separately as a single class, have the right to elect at least two Directors at all times. The remaining Directors would be elected by Common Stockholders and Preferred Stockholders, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Stock would have the right to elect a majority of the directors of the Fund at any time that two years of dividends on any Preferred Stock are unpaid. The 1940 Act also requires that, in addition to any approval by the stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Stock, voting separately as a class, would be required to: (i) adopt any plan of reorganization that would adversely affect the Preferred Stock and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions in the Articles of Incorporation and By-Laws.” As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any shares of Preferred Stock outstanding. The Board of Directors presently intends that, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law or the Articles, holders of Preferred Stock would have equal voting rights with Common Stockholders (one vote per share, unless otherwise required by the 1940 Act) and would vote together with Common Stockholders as a single class.
The affirmative vote of the holders of a majority of the outstanding Preferred Stock, voting as a separate class, would be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Stock so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of shares of Preferred Stock. The class vote of holders of Preferred Stock described above will in each case be in addition to any other vote required to authorize the action in question.
Redemption, Purchase and Sale of Preferred Stock by the Fund
The terms of any Preferred Stock issued are expected to provide that: (i) shares are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share; (ii) the Fund may tender for or purchase Preferred Stock; and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Stock by the Fund will reduce any leverage applicable to the Common Stock, while any resale of shares by the Fund will increase that leverage.
The discussion above describes the possible offering of Preferred Stock by the Fund. If the Board of Directors determines to proceed with such an offering, the terms of the Preferred Stock may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Articles. The Board of Directors, without the approval of the Common Stockholders, may authorize an offering of Preferred Stock or may determine not to authorize such an offering, and may fix the terms of the Preferred Stock to be offered.
Certain Provisions in the Articles of Incorporation and By-Laws
The Fund has provisions in its Articles and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. These provisions could have the effect of depriving stockholders of opportunities to sell their Common Stock at a premium over the then-current market price of the Common Stock. At any meeting of stockholders, the Directors may be classified, with respect to the terms for which they severally hold, into three classes, as nearly equal in number as possible, having initial terms of one, two and three years, respectively. At the annual meeting of stockholders in each year thereafter, the term of one class will expire and Directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A Director may be removed from office only for cause and then only by a vote of the holders of at least 75% of the outstanding Common Stock of the Fund entitled to be cast for the election of Directors.
The Fund’s By-Laws provide that with respect to any annual or special meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, the business must be specified in the notice of meeting given by or at the direction of the Board of Directors or otherwise properly brought by or at the direction of the Board of Directors or properly brought by a stockholder who is entitled to vote at the meeting and who complied with the advance notice procedures of the By-Laws, and must be a proper subject under applicable law for stockholder action. To be properly brought before a special meeting, the business must be specified in the notice of meeting given by or at the direction of the Board of Directors or otherwise properly brought by or at the direction of the Board of Directors, and must be a proper subject under applicable law for stockholder action.
The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the stockholders of the Fund unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the stockholders of the Fund. A “Continuing Director” is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person, other than an investment company advised by VAIA or DPIM, who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an “Interested Party”) and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since March 27, 2015, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. To amend the Articles to change any of the provisions of the first paragraph under this heading, or this paragraph, the Articles require the affirmative vote of at least 75% of the entire Board of Directors and the approval of the holders of a majority of the votes entitled to be cast thereon by stockholders.
The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least 75% of the votes entitled to be cast thereon by the stockholders of the Fund are required to authorize any of the following transactions:
(i) a merger, consolidation or statutory share exchange of the Fund with or into any other person;
(ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuance of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of business;
(iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12-month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a “Business Combination”);
(iv) the voluntary liquidation or dissolution of the Fund or an amendment to the Articles to terminate the Fund’s existence; or
(v) unless the 1940 Act or federal law requires a lesser vote, any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which stockholder approval is required under federal or Maryland law.

However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors. In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required.
The Articles and By-Laws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at a stockholders’ meeting where the Fund has not received notice of the matters generally at least 60 but no more than 90 days prior to the first anniversary of the preceding year’s annual meeting.
The Fund has provisions in its Articles and By-Laws that authorize the Fund, to the maximum extent permitted by Maryland law, to indemnify any present or former Director or officer from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former Director or officer of the Fund and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Pursuant to the By-Laws, absent a court determination that an officer or Director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Fund to indemnify such person will be based upon the reasonable determination of independent counsel or nonparty independent directors, after review of the facts, that such officer or Director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
Reference is made to the Articles and By-Laws of the Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their Common Stock at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. These provisions, however, offer several possible advantages. They may require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the Common Stock required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objectives.
Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:
•
  any person who beneficially owns ten percent or more of the voting power of the corporation’s shares; or
•
  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting stock of the corporation.
A person is not an interested stockholder under the statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder.
After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:
•
  80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•
  66 2∕3% of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.
These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares. The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors prior to the time that the interested stockholder becomes an interested stockholder.
The business combination statute does not apply to a corporation registered under the 1940 Act as a closed-end investment company unless its board of directors elects to be subject to it, provided that the resolution will not be effective with respect to a business combination with any person who has become an interested stockholder before the time that the resolution is adopted. The Fund’s Board has not elected to be subject to the business combination statute so the provisions of this statute do not apply to the Fund at this time. However, the Board may elect to be subject to the business combination statute at any time in the future. If the Board were to elect to be subject to the business combination statute, it may discourage others from trying to acquire control of the Fund and increase the difficulty of consummating any offer.
Maryland law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Pursuant to the statute, shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote in a control share acquisition. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:
•
  one-tenth or more but less than one-third,
•
  one-third or more but less than a majority, or
•
  a majority or more of all voting power.
Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.
The control share acquisition statute does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction, or (b) to acquisitions approved or exempted by the charter or by-laws of the corporation.
The control share acquisition statute also does not apply to a corporation registered under the 1940 Act as a closed-end investment company unless its board of directors elects to be subject to it. The Fund’s Board has not elected to be subject to the control share acquisition statute so the provisions of this statute do not apply to the Fund at this time. However, the Board may elect to be subject to the control share acquisition statute at any time in the future although such election will not be effective with respect to any person who has become a holder of control shares before the time that the Board resolution was adopted.

In addition, such election will not occur unless the Fund receives prior approval from the SEC to do so. If the Board were to elect to be subject to the control share acquisition statute, it could discourage others from trying to acquire control of the Fund and increase the difficulty of consummating any offer.
Repurchase of Fund Shares
The Fund is a closed-end investment company, and as such its stockholders will not have the right to cause the Fund to redeem their Common Stock. Instead, liquidity will be provided through trading in the open market. Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market but is under no obligation to do so.
Certain United States Federal Income Tax Considerations
The discussion below and disclosure in the SAI under the heading “Certain United States Federal Income Tax Considerations” provide a summary of certain United States federal income tax considerations relating to the Fund and the purchase, ownership and disposition of Common Stock as of the date hereof. Except where noted, these summaries deal only with Common Stock purchased in this offering and held as a capital asset. These summaries do not represent a detailed description of the United States federal income tax consequences applicable to a Common Stockholder if such holder is subject to special treatment under the United States federal income tax laws, including if the holder is:
•
  a dealer in securities or currencies;
•
  a financial institution;
•
  a regulated investment company;
•
  a real estate investment trust;
•
  an insurance company;
•
  a tax-exempt organization;
•
  a person holding Common Stock as part of a hedging, integrated or conversion transaction, a constructive sale or a straddle;
•
  a trader in securities that has elected the mark-to-market method of accounting for its securities;
•
  a person liable for alternative minimum tax;
•
  a partnership or other pass-through entity for United States federal income tax purposes;
•
  a controlled foreign corporation or passive foreign investment company;
•
  a United States expatriate; or
•
  a U.S. Holder (as defined below) whose “functional currency” is not the United States dollar.
As used herein, the term “U.S. Holder” means a beneficial owner of Common Stock that is for United States federal income tax purposes:
•
  an individual citizen or resident of the United States;
•
  a corporation (or other entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
•
  an estate the income of which is subject to United States federal income taxation regardless of its source; or
•
  a trust if it (1) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.

As used herein, the term “non-U.S. Holder” means a beneficial owner of Common Stock that is neither a U.S. Holder nor a partnership (or other entity treated as a partnership for United States federal income tax purposes).
The discussion below is based upon the provisions of the Code, and regulations, rulings and judicial decisions thereunder as of the date hereof, and such authorities may be replaced, revoked or modified, possibly with retroactive effect, so as to result in United States federal income tax consequences different from those discussed below.
If a partnership (or other entity treated as a partnership for United States federal income tax purposes) holds Common Stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partnership. Investors that are partners in a partnership holding Common Stock should consult their tax advisors.
This summary does not contain a detailed description of all the United States federal income tax consequences applicable to the Fund or to investors in light of their particular circumstances, and does not address the effects of the alternative minimum tax or estate tax or any state, local or non-United States tax laws. Investors considering the purchase, ownership or disposition of Common Stock should consult their own tax advisors concerning the United States federal income tax consequences and other tax consequences to them in light of their particular situations as well as any consequences arising under the laws of any other taxing jurisdiction.
Taxation of the Fund
The Fund will be treated as a regular corporation, or a “C” corporation, for United States federal income tax purposes. Accordingly, the Fund generally will be subject to United States federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). Such taxable income would generally include, among other items, all of the Fund’s net income from its investments in the equity securities of MLPs, other types of equity securities, derivatives, debt securities, royalty trusts and foreign securities less Fund expenses and plus or minus net gains or losses on sales of investments. The deductibility of net operating losses and capital losses is subject to limitations. The Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular income tax liability. The Fund’s payment of corporate income tax or alternative minimum tax could materially reduce the amount of cash available for the Fund to make distributions on the Common Stock. In addition, distributions to Common Stockholders of the Fund will be taxed under United States federal income tax laws applicable to corporate distributions, and thus the Fund’s taxable income will be subject to a double layer of taxation. As a regular corporation, the Fund may also be subject to state income tax or foreign tax by reason of its investments in equity securities of MLPs.
MLP Equity Securities
MLPs are generally characterized as “publicly traded partnerships” for United States federal income tax purposes because MLPs are typically organized as limited partnerships or limited liability companies that are publicly traded. The Code generally requires publicly traded partnerships to be treated as corporations for United States federal income tax purposes. If, however, a publicly traded partnership derives at least 90% of its gross income from qualifying sources as described in Section 7704 of the Code, the publicly traded partnership will be treated as a partnership for United States federal income tax purposes. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. The Fund generally intends to invest in MLPs that are taxed as partnerships for United States federal income tax purposes, and references in this discussion to MLPs include only MLPs that are so taxed.

When the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses and deductions recognized by each such MLP, whether or not the MLP distributes cash to the Fund. A distribution from an MLP is treated as a tax-free return of capital to the extent of the Fund’s tax basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the Fund’s tax basis in its MLP interest. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, it is possible that the cash distributions the Fund will receive with respect to its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard. If this is not the case, the Fund will have a larger corporate income tax expense, which would result in less cash available to distribute to Common Stockholders.
In addition, for purposes of calculating the Fund’s alternative minimum taxable income, the Fund’s allocable share of certain percentage-depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference. Such items will increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.
U.S. Holders
The following is a summary of certain United States federal income tax consequences that will apply to U.S. Holders.
Taxation of Dividends
The gross amount of distributions by the Fund in respect of Common Stock will be taxable to a U.S. Holder as dividend income to the extent the distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Such income will be included in a U.S. Holder’s gross income on the day actually or constructively received by such holder. Subject to certain holding period and other requirements, such dividend income will generally be eligible for the dividends received deduction in the case of corporate U.S. Holders and will generally be treated as “qualified dividend income” eligible for reduced rates of taxation for non-corporate U.S. Holders (including individuals).
To the extent that the amount of any distribution exceeds the Fund’s current and accumulated earnings and profits for a taxable year, as determined under United States federal income tax principles, the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of Common Stock (thereby increasing the amount of gain, or decreasing the amount of loss, to be recognized by a U.S. Holder on a subsequent disposition of the Common Stock), and the balance in excess of adjusted basis will be taxed as capital gain. Any such capital gain will be long-term capital gain if such U.S. Holder has held the applicable Common Stock for more than one year.
A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. Based upon the historic performance of similar MLPs in which the Fund intends to invest, it is possible that the distributed cash from the MLPs in its portfolio during certain years will exceed the Fund’s earnings and profits. Thus, it is possible that only a portion of the Fund’s distributions will be treated as dividends to its Common Stockholders for United States federal income tax purposes, although no assurance can be given in this regard.
Because of the Fund’s status as a corporation for United States federal income tax purposes (as opposed to a partnership or other pass-through entity) and its investments in equity securities of MLPs, the Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. For instance, the Fund may use a less accelerated method of depreciation and depletion for purposes of computing its earnings and profits than the method used for purposes of calculating the taxable income of the MLP. In that case, the Fund’s earnings and profits would not be increased solely by its allocable share of the MLP’s taxable income, but would also have to be increased for the amount by which the more accelerated depreciation and depletion methods used for purposes of computing taxable income exceed the less accelerated methods used for purposes of computing earnings and profits. Because of these differences, the Fund may make distributions out of its current or accumulated earnings and profits, treated as dividends, in years in which the Fund’s distributions exceed its taxable income.
Taxation of Capital Gains
A U.S. Holder generally will recognize taxable gain or loss on any sale, exchange or other disposition of Common Stock in an amount equal to the difference between the amount realized for the Common Stock and the holder’s adjusted tax basis in such Common Stock. Generally, a U.S. Holder’s adjusted tax basis in its Common Stock will be equal to the cost of the holder’s Common Stock, reduced for distributions paid by the Fund in excess of its earnings and profits (i.e., returns of capital). Such gain or loss will generally be capital gain or loss. Capital gains of non-corporate U.S. Holders (including individuals) derived with respect to capital assets held for more than one year are eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.
Information Reporting and Backup Withholding
In general, information reporting will apply to distributions in respect of Common Stock and the proceeds from the sale, exchange or other disposition of Common Stock that are paid to a U.S. Holder within the United States (and in certain cases, outside the United States), unless the holder is an exempt recipient. Backup withholding (currently at a maximum rate of 28%) may apply to such payments if the holder fails to provide a taxpayer identification number (generally on an IRS Form W-9) or certification of other exempt status or fails to report in full dividend and interest income. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or as a credit against a U.S. Holder’s United States federal income tax liability provided the required information is timely furnished to the Internal Revenue Service.
Non-U.S. Holders
The following discussion is a summary of certain United States federal income tax consequences that will apply to non-U.S. Holders.
Taxation of Dividends
The gross amount of distributions by the Fund in respect of Common Stock will be treated as dividends to the extent paid out of the Fund’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Dividends paid to a non-U.S. Holder generally will be subject to withholding of United States federal income tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. However, dividends that are effectively connected with the conduct of a trade or business by a non-U.S. Holder within the United States (and, if required by an applicable income tax treaty, are attributable to a United States permanent establishment) are not subject to the withholding tax, provided certain certification and disclosure requirements (generally on an IRS Form W-8ECI) are satisfied. Instead, such dividends are subject to United States federal income tax on a net income basis in the same manner as if the non-U.S. Holder were a United States person as defined under the Code. Any such effectively connected dividends received by a foreign corporation may be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.
A non-U.S. Holder who wishes to claim the benefits of an applicable income tax treaty (and avoid backup withholding, as discussed below) for dividends will be required (a) to complete IRS Form W-8BEN or Form W-8BEN-E (or other applicable form) and certify under penalty of perjury that such holder is not a United States person as defined under the Code and is eligible for treaty benefits or (b) if Common Stock is held through certain foreign intermediaries, to satisfy the relevant certification requirements of applicable United States Treasury regulations. Special certification and other requirements apply to certain non-U.S. Holders that are pass-through entities rather than corporations or individuals.

A non-U.S. Holder eligible for a reduced rate of United States withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the Internal Revenue Service.
If the amount of a distribution to a non-U.S. Holder exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the non-U.S. Holder’s tax basis in the Common Stock, and then as capital gain. As discussed above under the caption “—U.S. Holders—Taxation of Dividends,” it is possible that only a portion of the Fund’s distributions to its Common Stockholders will be treated as dividends for United States federal income tax purposes, although no assurance can be given in this regard. Capital gain recognized by a non-U.S. Holder as a consequence of a distribution by the Fund in excess of its current and accumulated earnings and profits will generally not be subject to United States federal income tax, except as described below under the caption “—Taxation of Capital Gains.”
Taxation of Capital Gains
A non-U.S. Holder generally will not be subject to United States federal income tax on any gain realized on the disposition of Common Stock unless:
•
  the gain is effectively connected with a trade or business of the non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment of the non-U.S. Holder);
•
  the non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other conditions are met; or
•
  the Fund is or has been a “United States real property holding corporation” for United States federal income tax purposes.
An individual non-U.S. Holder described in the first bullet point immediately above will be subject to tax on the net gain derived from the sale under regular graduated United States federal income tax rates. An individual non-U.S. Holder described in the second bullet point immediately above will be subject to a flat 30% tax on the gain derived from the sale, which may be offset by United States source capital losses, even though the individual is not considered a resident of the United States. If a non-U.S. Holder that is a foreign corporation falls under the first bullet point immediately above, the holder will be subject to tax on its net gain in the same manner as if the holder were a United States person as defined under the Code and, in addition, may be subject to the branch profits tax equal to 30% of its effectively connected earnings and profits or at such lower rate as may be specified by an applicable income tax treaty.
The Fund may be a “United States real property holding corporation” for United States federal income tax purposes. With respect to the third bullet point above, if the Fund is or becomes a “United States real property holding corporation,” so long as the Fund’s Common Stock is regularly traded on an established securities market (such as the NYSE), only a non-U.S. Holder who holds or held (at any time during the shorter of the five year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly, as determined under applicable attribution rules of the Code) of the Fund’s Common Stock will be subject to United States federal income tax on the disposition of such Common Stock.
Information Reporting and Backup Withholding
The Fund must report annually to the Internal Revenue Service and to each non-U.S. Holder the amount of distributions paid to such holder (whether treated as dividends or a return of capital) and the tax withheld with respect to such distributions. Copies of the information returns reporting such distributions and withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty.
A non-U.S. Holder will be subject to backup withholding for dividends paid to such holder unless such holder certifies under penalty of perjury that it is a non-U.S. Holder (and the payor does not have actual knowledge or reason to know that such holder is a United States person as defined under the Code), or such holder otherwise establishes an exemption. Dividends subject to withholding of United States federal income tax as described under the caption “—Taxation of Dividends” above will not be subject to backup withholding.

Information reporting and, depending on the circumstances, backup withholding will apply to the proceeds of a sale of Common Stock within the United States or conducted through certain United States-related financial intermediaries, unless the beneficial owner certifies under penalty of perjury that it is a non-U.S. Holder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a United States person as defined under the Code), or such owner otherwise establishes an exemption.
Any amounts withheld under the backup withholding rules will be allowed as a refund or as a credit against a non-U.S. Holder’s United States federal income tax liability provided the required information is timely furnished to the Internal Revenue Service.
Non-U.S. Holders should consult their tax advisor regarding the application of the information reporting and backup withholding rules to them.
Additional Withholding Requirements
Under legislation enacted in 2010 and administrative guidance, a 30% United States federal withholding tax may apply to any dividends paid after June 30, 2014, and the gross proceeds from a disposition of Common Stock occurring after December 31, 2016, in each case paid to (i) a “foreign financial institution” (as specifically defined in the legislation), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose, possibly to the IRS, its United States “account” holders (as specifically defined in the legislation) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Non-U.S. Holders should consult their tax advisor regarding this legislation and whether it may be relevant to their ownership and disposition of the Fund’s Common Stock.
Medicare Tax on Net Investment Income
Legislation enacted in 2010 generally imposes a tax on the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” will generally include interest, dividends (including dividends paid with respect to Common Stock), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of Common Stock) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Common Stockholders are advised to consult their own tax advisors regarding additional taxation of net investment income.
Investment by Tax-Exempt Investors
Employee benefit plans and most other organizations exempt from United States federal income tax, including individual retirement accounts and other retirement plans, are subject to United States federal income tax on UBTI. Because the Fund is a corporation for United States federal income tax purposes, an owner of Common Stock will not report on its federal income tax return any of the Fund’s items of income, gain, loss and deduction. Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of Common Stock unless its ownership of Common Stock is debt-financed. In general, Common Stock would be debt-financed if the tax-exempt owner of Common Stock incurs debt to acquire Common Stock or otherwise incurs or maintains a debt that would not have been incurred or maintained if that Common Stock had not been acquired.
Other Taxation
The Fund’s Common Stockholders may be subject to alternative minimum tax, state, local and foreign taxes on distributions they receive. Common Stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Underwriters
Under the terms and subject to the conditions contained in the underwriting agreement dated the date of this Prospectus, the underwriters named below, for whom Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC are acting as representatives (the “Representatives”), have severally agreed to purchase, and the Fund has agreed to sell to them, the number of shares of Common Stock indicated below.

Underwriter	Number of Shares
Morgan Stanley & Co. LLC
Wells Fargo Securities, LLC
Oppenheimer & Co. Inc.
RBC Capital Markets, LLC
Robert W. Baird & Co. Incorporated
BB&T Capital Markets, a division of BB&T Securities, LLC
Henley & Company LLC
Janney Montgomery Scott LLC
J.J.B. Hilliard, W.L. Lyons, LLC
J. P. Turner & Company, LLC
J.V.B. Financial Group, LLC
Ladenburg Thalmann & Co. Inc.
Maxim Group LLC
MLV & Co. LLC
Newbridge Securities Corporation
Pershing LLC
Southwest Securities, Inc.
Wedbush Securities Inc.
Wunderlich Securities, Inc.
Total

The underwriters are offering the shares of Common Stock subject to their acceptance of the shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several underwriters to pay for and accept delivery of the shares of Common Stock offered by this Prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The underwriters are obligated to take and pay for all of the shares of Common Stock offered by this Prospectus if any such shares are taken. However, the underwriters are not required to take or pay for the shares of Common Stock covered by the underwriters’ over-allotment option described below.
The underwriters initially propose to offer part of the shares of Common Stock directly to the public at the public offering price listed on the cover page of this Prospectus and part to certain dealers at a price that represents a concession not in excess of $   per share of Common Stock under the public offering price. The underwriting discounts and commissions (sales load) of $0.90 per share of Common Stock are equal to 4.50% of the public offering price. Investors must pay for any shares of Common Stock purchased on or before   , 2014.
The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to    additional shares of Common Stock at the public offering price per share of Common Stock listed on the cover page of this Prospectus, less underwriting discounts and commissions. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the shares of Common Stock offered by this Prospectus. To the extent the option is exercised, each underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional shares of Common Stock as the number listed next to the underwriter’s name in the preceding table bears to the total number of shares of Common Stock listed next to the names of all underwriters in the preceding table.
The following table shows the per share and total public offering price, underwriting discounts and commissions (sales load), estimated offering expenses and proceeds, after expenses, to the Fund. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase up to an additional           shares of Common Stock.

		Total
	Per Share	No Exercise	Full Exercise
Public offering price	$20.00	$	$
Sales load	$0.90	$	$
Estimated offering expenses	$0.04	$	$
Proceeds, after expenses, to the Fund	$19.06	$	$

The fees to certain underwriters described below under “—Additional Compensation to Be Paid by VAIA” are not reimbursable to VAIA by the Fund, and are therefore not reflected in expenses payable by the Fund in the table above. However, “Estimated offering expenses” in the table above include the payment by the Fund to certain registered personnel of VP Distributors, LLC (“VPD”) (a broker-dealer affiliate of VAIA) who participate as wholesalers in the marketing of the Common Stock.
Offering expenses paid by the Fund (other than sales load) will not exceed $0.04 per share of Common Stock sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, VAIA will pay the excess.
The underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed five percent of the total number of shares of Common Stock offered by them.
In connection with the requirements for listing the Common Stock on the NYSE, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 shares of Common Stock ($2,000).
The Fund intends to apply for its Common Stock to be authorized for listing on the NYSE, subject to notice of issuance. The trading or “ticker” symbol is expected to be “DSE.”
The Fund has agreed that, without the prior written consent of the Representatives on behalf of the underwriters, it will not, during the period ending 180 days after the date of this Prospectus (the “restricted period”):
•
  offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock;
•
  file any registration statement with the SEC relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock; or
•
  enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the shares of Common Stock;
whether any such transaction described above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise.
The restrictions described in the immediately preceding paragraph do not apply to:
•
  the sale of shares of Common Stock to the underwriters; or
•
  any shares of Common Stock issued pursuant to the Plan.

The restricted period described in the preceding paragraph will be extended if:
•
  during the last 17 days of the restricted period, the Fund issues an earnings release or a material news event relating to the Fund occurs, or
•
  prior to the expiration of the restricted period, the Fund announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period or provides notification to the Representatives of any earnings release or material news or material event that may give rise to an extension of the initial restricted period, in which case the restrictions described in the preceding paragraph will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.
The Representatives, in their sole discretion, may release the shares of Common Stock and other securities subject to the lock-up agreements described above in whole or in part at any time with or without notice.
In order to facilitate the offering of shares of Common Stock, the underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Stock. Specifically, the underwriters may sell more shares of Common Stock than they are obligated to purchase under the underwriting agreement, creating a short position. A short sale is covered if the short position is no greater than the number of shares of Common Stock available for purchase by the underwriters under the over-allotment option. The underwriters can close out a covered short sale by exercising the over-allotment option or purchasing Common Stock in the open market. In determining the source of Common Stock to close out a covered short sale, the underwriters will consider, among other things, the open-market price of the Common Stock compared to the price available under the over-allotment option. The underwriters may also sell shares of Common Stock in excess of the over-allotment option, creating a naked short position. The underwriters must close out any naked short position by purchasing Common Stock in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the Common Stock in the open market after pricing that could adversely affect investors who purchase in this offering. As an additional means of facilitating the offering, the underwriters may bid for, and purchase, Common Stock in the open market to stabilize the price of the Common Stock. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an underwriter or a dealer for distributing the Common Stock in the offering. These activities may raise or maintain the market price of the Common Stock above independent market levels or prevent or retard a decline in the market price of the Common Stock. The underwriters are not required to engage in these activities, and may end any of these activities at any time.
A Prospectus in electronic format may be made available on websites maintained by one or more underwriters, or selling group members, if any, participating in this offering. The Representatives may agree to allocate a number of shares of Common Stock to underwriters for sale to their online brokerage account holders. Internet distributions will be allocated by the Representatives to underwriters that may make Internet distributions on the same basis as other allocations.
Prior to this offering, there has been no public market for the Common Stock. The initial public offering price for the Common Stock was determined by negotiation among the Fund, VAIA and the Representatives. There can be no assurance, however, that the price at which the shares of Common Stock trade after this offering will not be lower than the price at which they are sold by the underwriters or that an active trading market in the Common Stock will develop and continue after this offering.
The Fund, VAIA, DPIM and the underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933.
Prior to the public offering of Common Stock, Virtus purchased Common Stock from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.
The Fund anticipates that the Representatives and certain other underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as such brokers while they are underwriters.

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services to the Fund, its affiliates and VAIA, DPIM and their affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.
No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the Common Stock, or the possession, circulation or distribution of this Prospectus or any other material relating to the Fund or the Common Stock where action for that purpose is required. Accordingly, the Common Stock may not be offered or sold, directly or indirectly, and neither this Prospectus nor any other offering material or advertisements in connection with the Common Stock may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.
The principal business address of Morgan Stanley & Co. LLC is 1585 Broadway, New York, New York 10036. The principal business address of Wells Fargo Securities, LLC is 550 South Tryon Street, Charlotte, North Carolina 28202.
Additional Compensation to Be Paid by VAIA
VAIA (and not the Fund) has agreed to pay Morgan Stanley & Co. LLC from its own assets, upfront structuring and syndication fees in the amount of $   for advice relating to the design and structuring of the Fund, including without limitation, views from an investor market, distribution and syndication perspective on (i) diversification, proportion and concentration approaches for the Fund’s investments in light of current market conditions; (ii) marketing issues with respect to the Fund’s investment policies and proposed investments; (iii) the proportion of the Fund’s assets to invest in the Fund’s strategies; (iv) the overall marketing and positioning thesis for the offering of the Fund’s Common Stock; (v) securing syndicate participants in the Fund’s initial public offering; (vi) preparation of marketing and diligence materials for underwriters; (vii) conveying information and market updates to the underwriters; and (viii) coordinating syndicate orders in this offering. If the over-allotment option is not exercised, the upfront structuring and syndication fees paid to Morgan Stanley & Co. LLC will not exceed   % of the total public offering price of the Common Stock. These services provided by Morgan Stanley & Co. LLC to VAIA are unrelated to VAIA’s function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.
VAIA (and not the Fund) has agreed to pay each of Wells Fargo Securities, LLC, Oppenheimer & Co. Inc., RBC Capital Markets, LLC and Robert W. Baird & Co. Incorporated, from its own assets, an upfront fee for services relating to the structure, design and organization of the Fund and/or the sale and distribution of the Common Stock in the amount of $     , $     , $     and $     respectively. If the over-allotment option is not exercised, the upfront fee paid to each of Wells Fargo Securities, LLC, Oppenheimer & Co. Inc., RBC Capital Markets, LLC and Robert W. Baird & Co. Incorporated will not exceed     %,     %,     % and     %, respectively, of the total public offering price of the Common Stock. These services provided by these underwriters to VAIA are unrelated to VAIA’s function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.
The amount of these structuring, syndication and other fees are calculated based on the total respective sales of shares by the underwriter receiving the fees, including those shares included in the underwriters’ over-allotment option, and will be paid regardless of whether some or all of the over-allotment option is exercised.
VAIA (and not the Fund) may pay certain other qualifying underwriters a structuring fee, a sales incentive fee or additional compensation in connection with this offering.
The Fund has also agreed to pay compensation to certain registered personnel of VPD (a broker-dealer affiliate of VAIA) who participate as wholesalers in the marketing of the Common Stock in an amount which will not exceed $  . This compensation, in the aggregate, will not exceed   % of the total public offering price of the Common Stock if the over-allotment option is not exercised. These payments by the Fund are subject to the overall cap on offering expenses (other than the sales load) payable by the Fund of $0.04 per share of Common Stock.

Total underwriting compensation determined in accordance with Financial Industry Regulatory Authority, Inc. (“FINRA”) rules is summarized as follows. The sales load the Fund will pay of $0.90 per share is equal to 4.50% of the total public offering price of the Common Stock. The Fund has agreed to reimburse the underwriters for the reasonable fees and disbursements of counsel to the underwriters in connection with the review by FINRA of the terms of the sale of the Common Stock in an amount not to exceed $30,000 in the aggregate, which amount will not exceed   % of the total public offering price of the Common Stock if the over-allotment option is not exercised. The sum total of all compensation to the underwriters and registered personnel of VPD in connection with this public offering of shares of Common Stock, including sales load, expense reimbursement and all forms of syndication, structuring and other fee payments to the underwriters, will not exceed 9.0% of the total public offering price of the Common Stock.

Fiscal Year and Tax Year
For accounting purposes, the Fund’s fiscal year is the 12-month period ending on November 30. The 12-month period ending on November 30 of each year will be the taxable year of the Fund.
Independent Registered Public Accounting Firm
The Board has selected PricewaterhouseCoopers LLP, located at Two Commerce Square, Suite 1700, 2001 Market Street Philadelphia, PA 19103-7042, to serve as the independent registered public accountants of the Fund.
Custodian and Transfer Agent
The custodian of the assets of the Fund is The Bank of New York Mellon, located at One Wall Street, New York, New York 10286. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, stockholder services and dividend paying agent is Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940.
Legal Opinions
Certain legal matters in connection with the Common Stock will be passed upon for the Fund by Simpson Thacher & Bartlett LLP, New York, New York. Weil, Gotshal & Manges LLP, New York, New York, advised the underwriters in connection with the offering of Common Stock. Simpson Thacher & Bartlett LLP and Weil, Gotshal & Manges LLP may rely as to certain matters of Maryland law on the opinion of Foley & Lardner LLP.

           Shares
Duff & Phelps Select Energy MLP Fund Inc.
Common Stock
$20.00 per Share

PROSPECTUS
            , 2014

Morgan Stanley
Wells Fargo Securities
Oppenheimer & Co.
RBC Capital Markets
Baird
BB&T Capital Markets
Henley & Company LLC
Janney Montgomery Scott
J.J.B. Hilliard, W.L. Lyons, LLC
J.P. Turner & Company, LLC
J.V.B. Financial Group, LLC
Ladenburg Thalmann & Co. Inc.
Maxim Group LLC
MLV & Co.
Newbridge Securities Corporation
Pershing LLC
Southwest Securities
Wedbush Securities Inc.
Wunderlich Securities
Until          , 2014 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Common Stock, whether or not participating in this offering, may be required to deliver a Prospectus. This delivery requirement is in addition to the dealers’ obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

The information in this Statement of Additional Information is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. We may not sell these securities until the registration statement is effective. This Statement of Additional Information, which is not a prospectus, is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED MAY 28, 2014
STATEMENT OF ADDITIONAL INFORMATION
           , 2014
Duff & Phelps Select Energy MLP Fund Inc.
100 Pearl Street
Hartford, Connecticut 06103
(866) 270-7598
Duff & Phelps Select Energy MLP Fund Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.
This Statement of Additional Information relating to common stock of the Fund (“Common Stock”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated       , 2014, and as it may be supplemented (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Stock, and investors should obtain and read the Fund’s Prospectus prior to purchasing such shares. A copy of the Fund’s Prospectus, annual and semi-annual reports (when available) and additional information about the Fund may be obtained without charge by calling (866) 270-7598, by writing to the Fund c/o Virtus Alternative Investment Advisers, Inc. at 100 Pearl Street, Hartford, Connecticut 06103, or visiting the Fund’s website (www.virtus.com/dse). The information contained in, or accessed through, the Fund’s website is not part of the Fund’s Prospectus or this Statement of Additional Information. Prospective investors may also obtain a copy of the Fund’s Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

i

Investment Restrictions
The following restrictions, along with the Fund’s investment objective, are the Fund’s only fundamental policies—that is, policies that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the foregoing, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions are not fundamental policies of the Fund and may be changed by the Fund’s Board without stockholder approval. Except with respect to the Fund’s ability to borrow under subparagraph (7) below, if a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. Under its fundamental restrictions, the Fund may not:
(1)
  issue senior securities, as defined in the 1940 Act, other than (a) preferred stock which immediately after issuance will have asset coverage of at least 200%, (b) indebtedness which immediately after issuance will have asset coverage of at least 300% or (c) borrowings permitted by investment restriction (7) below;
(2)
  make loans to other persons, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;
(3)
  underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 as amended (the “1933 Act”) in selling or disposing of a portfolio investment;
(4)
  invest 25% or more of the value of its total assets in any one industry, provided that the Fund may invest 25% or more of the value of its total assets in energy, oil and gas industries and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
(5)
  purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate; provided that the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;
(6)
  purchase or sell physical commodities or contracts for the purchase or sale of physical commodities;
(7)
  borrow money, except as permitted by (a) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (b) exemptive or other relief or permission from the SEC, SEC staff or other authority; and
(8)
  purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); provided that the purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin.
With respect to the limitation regarding the issuance of senior securities set forth in subparagraph (1) above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.
The ability of a closed-end fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing and form of senior securities that may be issued. Certain portfolio management techniques, such as purchasing securities on a when-issued or delayed delivery basis, writing credit default swaps, engaging in short sales or writing options on portfolio securities, may be considered senior securities under the 1940 Act unless appropriate steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To the extent the Fund uses such techniques, the Fund expects to cover its obligations under these transactions, including by the segregation of liquid assets, equal in value to the amount of the Fund’s commitment, and such instrument will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset
1

coverage requirement otherwise applicable to borrowings by the Fund. To the extent the Fund uses such techniques, the Fund expects to cover its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering its obligations, and the instrument will not be considered a senior security for the purposes of the 1940 Act, provided, however, that to the extent the instrument is considered a senior security the Fund will comply with Section 18 of the 1940 Act. The Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.
Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.
With respect to the limitation regarding making loans to other persons set forth in subparagraph (2) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.
With respect to the limitation regarding underwriting the securities of other issuers set forth in subparagraph (3) above, a technical provision of the 1933 Act deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this 1933 Act provision would cause a fund to be engaged in the business of underwriting, the policy set forth in subparagraph (3) will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.
For purposes of applying the limitation set forth in subparagraph (4) above, securities of the U.S. government, its agencies or instrumentalities and securities backed by the credit of a U.S. governmental entity are not considered to represent industries. If the Fund were to “concentrate” its investments in a particular industry, investors would be exposed to greater risks because the Fund’s performance would be largely dependent on that industry’s performance. The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of energy issuers).
With respect to the limitation regarding the purchase or sale of commodities or commodity options set forth in subparagraph (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains), or financial commodities and contracts related to financial commodities (such as currencies). The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities.
With respect to the limitation regarding the Fund’s ability to borrow set forth in subparagraph (7) above, the 1940 Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act, such as the purchasing of securities on a
2

when-issued or delayed delivery basis, entering credit default swaps, engaging in short sales and writing options on portfolio securities, so long as the Fund covers its obligations by segregating liquid assets, entering into offsetting transactions or owning positions covering its obligations.
Except with respect to the Fund’s ability to borrow under subparagraph (7) above, all limitations applicable to the Fund’s investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by Duff & Phelps Investment Management Co. (“DPIM”) to be of comparable quality), or change in the percentage of the Fund’s assets invested in certain securities or other instruments, resulting from market fluctuations or other changes in the Fund’s total assets, will not require the Fund to dispose of an investment until DPIM determines that it is practicable to sell or close out the investment without adverse market or tax consequences to the Fund.
The Fund may not change its policy to invest at least 80% of its Managed Assets in energy MLPs unless it provides stockholders with at least 60 days’ written notice of such change.
Investment Policies And Techniques
Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (as defined below) in energy MLPs (the “80% policy”). The Fund intends to place an emphasis on investments in midstream MLPs across all market capitalizations. For purposes of the 80% policy, the Fund considers investments in public and private MLPs to include investments in the form of MLP equity securities, securities of entities holding substantially all general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs, including I-Shares, exchange-traded funds that substantially hold MLP interests and debt securities of MLPs. Energy entities derive at least 50% of their revenues from the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. For as long as “Energy MLP” is in the name of the Fund, the Fund will invest at least 80% of its Managed Assets in energy MLPs. The Fund may not change its policy to invest at least 80% of its Managed Assets in energy MLPs unless it provides stockholders with at least 60 days’ written notice of such change. “Managed Assets” means net assets plus the amount of any Borrowings and any Preferred Stock that may be outstanding.
The Fund may invest up to 20% of its Managed Assets in securities of issuers either: (i) in the energy sector and that are not MLPs or (ii) that produce products that are primarily for the use of companies in the energy sector (such as sand miners, certain chemical companies, and coking coal processors). This 20% allocation may be in any of the securities described in the Prospectus and this SAI. Such issuers may be treated as corporations for United States federal income tax purposes and, therefore, may not offer the tax benefits of investing in MLPs described in the Prospectus.
The Fund may invest up to 20% of its Managed Assets in debt securities of MLPs and other issuers in the energy sector, including both investment grade debt securities and debt securities rated below investment grade (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB+ or lower by Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings (“Fitch”), comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or, if unrated, as determined by DPIM to be of comparable credit quality). The Fund will only invest in debt securities rated, at the time of the initial investment, at least Ba by Moody’s or BB by S&P or Fitch or, if unrated, deemed to be of the equivalent quality by DPIM. Securities rated below investment grade are commonly called “high yield” or “junk” bonds and are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and involve major risk exposure to adverse conditions.
The Fund may invest up to 10% of its Managed Assets in restricted securities, including private investments in public equities (commonly known as PIPEs). “Restricted securities” are securities that are unregistered or subject to contractual or other legal restrictions on resale. The Fund may acquire restricted securities in directly negotiated transactions. PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered with the SEC, the securities are
3

“restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company will agree as part of the PIPE deal promptly to register the restricted securities with the SEC. PIPE investments may be deemed illiquid. Although issuers typically bear the costs of registration, the Fund may in some cases be required to pay the expenses of registering restricted securities it holds with the SEC.
Portfolio Composition
Master Limited Partnerships
Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The securities issued by many MLPs are listed and traded on a securities exchange. An MLP typically issues general partner and limited partner interests, or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. If publicly traded, to be treated as a partnership for United States federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from specified qualifying sources as described in Section 7704 of the Internal Revenue Code of 1986, as amended (the “Code”).
These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxides. The general partner or managing member may be structured as a private or publicly traded corporation or other entity. The general partner or managing member typically controls the operations and management of the entity through an up to 2% general partner or managing member interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner or member interests. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Due to their structure as partnerships for United States federal income tax purposes and the expected character of their income, MLPs generally do not pay United States federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and natural resources sectors. For a further discussion of the United States federal income tax consequences relating to the MLPs, see “Certain United States Federal Income Tax Considerations.”
MLPs are typically structured such that common units and general partner or managing member interests have first priority to receive the minimum quarterly distributions (“MQD”). Common and general partner or managing member interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common units and general partner or managing member interests have been paid, subordinated units generally receive distributions; however, subordinated units generally do not accrue arrearages. The subordinated units are normally owned by the owners or affiliates of the general partner or managing member and convert on a one for one basis into common units, generally in three to five years after the MLP’s initial public offering or after certain distribution levels have been exceeded. Distributable cash in excess of the MQD is distributed to both common and subordinated units generally on a pro rata basis. The general partner or managing member is also normally eligible to receive incentive distributions if the general partner or managing member operates the business in a manner which results in payment of per unit distributions that exceed threshold levels above the MQD. As the general partner or managing member increases cash distributions to the limited partners or members, the general partner or managing member receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner or managing member can reach a tier where it receives 50% of every incremental dollar distributed by the MLP. These incentive distributions encourage the general partner or managing member to increase the partnership’s cash flow and raise the quarterly cash distribution by pursuing steady cash flow investment opportunities, streamlining costs and acquiring assets.
4

Energy MLPs can generally be classified into the following categories:
Midstream MLPs.   Midstream MLPs and energy companies generally consist of pipeline and gathering and processing MLPs that gather, process, transport, produce, ship, and store natural gas, natural gas liquids, crude oil, and refined products.
•
  Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.
•
  Gathering and processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.
Exploration and Production MLPs (“E&P MLPs”).   E&P MLPs include MLPs that are engaged in the exploration, development, production and acquisition of crude oil and natural gas properties. E&P MLP cash flows generally depend on the volume of crude oil and natural gas produced and the realized prices received for crude oil and natural gas sales.
Marine Shipping MLPs.   Marine shipping MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping MLPs derive revenue from charging customers for the transportation of these products utilizing the MLPs’ vessels. Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.
Propane MLPs.   Propane MLPs are distributors of propane to homeowners for space and water heating. Propane MLPs derive revenue from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves a small portion of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. A majority of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather-dependent, but have utility type functions similar to electricity and natural gas.
Coal MLPs.   Coal MLPs own, lease and manage coal reserves. Coal MLPs derive revenue from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others. Coal MLPs are also subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and
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regulations which may limit the ability to produce coal; the MLP’s ability to manage production costs and pay mining reclamation costs; and the effect on demand that the EPA’s standards set in the 1990 Clean Air Act or other laws, regulations or trends have on coal-end users.
Other.   MLPs and other energy companies, including companies that operate refining and other energy-related assets, are subject to fluctuations and price relationships between commodity prices. Examples of other energy-related assets include: (i) retail gasoline distribution, (ii) production of sand used as a proppant in the production of crude oil and natural gas, (iii) production of coke used as a raw material in the steelmaking process, (iv) propane dehydrogenation, a process involving the conversion of propane into propylene, (v) the mining of soda ash, a raw material used to make glass and other chemicals and (vi) the manufacturing of ammonia and methanol, raw materials used to make fertilizer and other chemicals.
MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations. MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by the Federal Energy Regulatory Commission (“FERC”), which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.
MLPs may be subject to liability relating to the release of substances into the environment, including liability under federal “Superfund” and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of MLPs.
MLPs are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, consumer sentiment with respect to global warming, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition that reduces the MLP’s market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.
The Fund’s investments in MLPs and other entities operating in the natural resources sector will be subject to the risk that prices of these securities may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies; and other governmental regulation. The natural resources sector includes companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. Investments in the natural resources sector can be significantly affected by changes in the supply of or demand for various natural resources. The value of investments in the natural resources sector may be adversely affected by a change in inflation.
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Non-MLPs
The Fund may also invest in companies that are not organized as MLPs. Non-MLP companies may include companies that operate energy assets but which are organized as corporations or limited liability companies rather than in partnership form. Generally, the partnership form is more suitable for companies that operate assets which generate more stable cash flows. Companies that operate “midstream” assets (e.g., transporting, processing, storing, distributing and marketing) tend to generate more stable cash flows than those that engage in exploration and development or delivery of products to the end consumer. Non-MLP companies also may include companies that provide services directly related to the generation of income from energy assets, such as oil drilling services, electric and gas utilities, pipeline construction and maintenance, and compression services.
The energy industry and particular energy infrastructure companies may be adversely affected by possible terrorist attacks, such as the attacks that occurred on September 11, 2001. It is possible that facilities of energy infrastructure companies, due to the critical nature of their energy businesses to the United States, could be direct targets of terrorist attacks or be indirectly affected by attacks on others. They may have to incur significant additional costs in the future to safeguard their assets. In addition, changes in the insurance markets after September 11, 2001 may make certain types of insurance more difficult to obtain or obtainable only at significant additional cost. To the extent terrorism results in a lower level of economic activity, energy consumption could be adversely affected, which would reduce revenues and impede growth. Terrorist or war related disruption of the capital markets could also affect the ability of energy infrastructure companies to raise needed capital.
Securities and Derivatives
MLP Equity Securities
Equity securities issued by MLPs typically consist of common units, subordinated units and preferred units.
MLP Common Units.   The common units of many MLPs are listed and traded on national securities exchanges, including the NYSE and the NASDAQ Stock Market (the “NASDAQ”). The Fund will typically purchase such common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions. Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the MQD, including arrearage rights, from the issuer. Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. Master limited partnerships also issue different classes of common units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of common units.
MLP Subordinated Units.   Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed on an exchange or publicly traded. The Fund will typically purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly-issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. Master limited partnerships also issue different classes of subordinated units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of subordinated units.
MLP Preferred Units.   MLP preferred units are not typically listed on an exchange or publicly traded. The Fund will typically purchase MLP preferred units through negotiated transactions directly with MLPs,
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affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.
Other Equity Securities
The Fund may invest in equity securities issued by affiliates of MLPs, including the general partners or managing members of MLPs. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. The Fund intends to purchase equity securities through market transactions, but may also acquire equity securities through direct placements.
I-Shares.   I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in an MLP limited partnership interest. I-units have similar features to MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares (which are generally tax-free) in an amount equal to the cash distributions received by common unit holders of the MLP in question. I-Shares are traded on the NYSE. For purposes of the Fund’s 80% policy, securities that are derivatives of interests in MLPs include I-Shares and other derivative securities that have economic characteristics of MLP securities.
MLP General Partner or Managing Member Interests.   The general partner or managing member interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of common unit distributions that exceed specified threshold levels above the MQD. Due to the incentive distribution rights, such general partners or managing members of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of incentive distribution rights to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.
Non-MLP Equity Securities
The Fund also may invest in common and preferred stock, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships.
Common Stock.   Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by us. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which effect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.
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Preferred Stock.   Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares. Generally, the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tends to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise paid. Preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income. This may be particularly true in the case of companies that have performed below expectations. If a company’s performance has been poor enough, its preferred stock may trade more like common stock than like other fixed income securities, which may result in above average appreciation if the company’s performance improves.
Convertible Securities.   A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.
Warrants and Rights.   The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by DPIM for inclusion in the Fund’s portfolio.
Depository Receipts.   The Fund may hold investments in sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations of foreign securities.
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Restricted Securities and Securities with Limited Trading Markets
The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If the Fund were to assume substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in restricted securities may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities. The Fund could also be delayed in disposing of such securities which might have an adverse effect upon the price and timing of sales and the liquidity of the Fund. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. As more fully described below, the Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act.
Royalty Trusts
The Fund may invest in royalty trusts. However, such investments do not count towards the Fund’s 80% policy. Royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to stockholders as distributions. Royalty trusts typically have no physical operations and no management or employees. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. As these deplete, production and cash flows steadily decline, which may decrease distributions. Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs.
Debt Securities
The Fund may invest in debt securities. Debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. To the extent the Fund invests in auction rate securities, the Fund will be subject to certain risks associated with participating in an auction, including the risk that an auction may fail and the Fund may lose its investment. The Fund has the flexibility to invest in debt securities that are below investment grade quality (that is, rated Ba1 or lower by Moody’s or BB+ or lower by S&P or Fitch), commonly referred to as “high yield” securities or “junk bonds.” Issuers of securities rated Ba1/BB+ are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Debt securities rated Baa3 or BBB- or above are considered “investment grade” securities. Debt securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Debt securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad.
A general description of Moody’s, S&P’s and Fitch’s ratings of bonds is set forth in Appendix A hereto. The ratings of Moody’s, S&P and Fitch generally represent their opinions as to the quality of the bonds they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk and liquidity of the securities. Consequently, bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.
If a security satisfies the Fund’s minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, DPIM will consider what action, including the sale of such security, is in the best interest of the Fund and its stockholders.
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Securities Rated Below Investment Grade (High Yield or Junk Bonds)
Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by the Fund with a commensurate effect on the value of the Fund’s shares.
The secondary markets for high yield securities are generally not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, may adversely affect the Fund’s net asset value per share and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the Fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund’s portfolio may become illiquid and the proportion of the Fund’s assets invested in illiquid securities may significantly increase.
Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past. See “Risks—Below Investment Grade (High Yield or Junk Bond) Securities Risk” in the Prospectus.
Zero Coupon Securities and Payment-In-Kind Securities
The Fund may invest in zero coupon securities and payment-in-kind securities. Zero coupon securities are debt securities that pay no cash income and are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be, assuming full repayment of the bond. The Fund also may purchase payment-in-kind securities. Payment-in-kind securities pay all or a portion of their interest in the form of debt or equity securities rather than cash.
Zero coupon securities and payment-in-kind securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities and payment-in-kind securities may be issued by a wide variety of corporate and governmental issuers.
Current United States federal income tax law requires the holder of a zero coupon security, certain payment-in-kind securities, and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments.
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Variable Rate Obligations
The Fund may invest in variable rate obligations. Variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indexes, such as the prime rate, and at specified intervals. Such obligations include, but are not limited to, variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.
The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or the third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.
U.S. Government Obligations
Securities issued or guaranteed by U.S. Government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association (“Ginnie Maes”)); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation (“Freddie Macs”)). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.
Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. Government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.
Loans of Portfolio Securities
The Fund may lend portfolio securities to brokers or dealers or other financial institutions although it has no current intention to do so. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash or liquid securities with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the cash collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower and/or the broker who arranged the loan. If the Fund receives securities as collateral, the Fund will receive a fee from the borrower. If the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. If the additional collateral is not paid, the loan will be immediately due and the Fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be “demand” loans and may be terminated by the Fund at any time. The Fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities.
Rule 144A Securities
The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the 1933 Act. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.
To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase. DPIM will monitor Fund investments in Rule 144A securities and will consider appropriate measures to enable the Fund to meet any investment limitations and to maintain sufficient liquidity for operating purposes.
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Short Sales
The Fund may engage in short sales for investment and/or risk management purposes, including when DPIM believes an investment will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or interest rates. Short sales are transactions in which the Fund sells a security or other instrument that it does not own but can borrow in the market. Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities and to obtain a low cost means of financing long investments that DPIM believes are attractive. When the Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any coupon or interest that accrues on the securities during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
During the period of the short sale, the Fund may be required to maintain the short sale proceeds that the broker holds and any additional assets the lending broker requires as collateral. The Fund may also be required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.
Derivatives
The Fund may use the various investment strategies described below to hedge market risks (such as broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund’s income or gain.
The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the CEA, and, therefore, are not subject to registration or regulation with respect to the Fund under the CEA. The Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) (collectively, “commodity interests”) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.
Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent DPIM’s view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if they had not been used.
Options.   In order to hedge against adverse market shifts or to increase income or gain, the Fund may purchase put and call options or write “covered” put and call options on securities or fixed income instruments or on securities or stock indexes. A call option is “covered” if, so long as the Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security with an exercise price no higher than the exercise price on the call option written or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call
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over the exercise price. A put option is “covered” if, to support its obligation to purchase the underlying investment if a put option that the Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.
The Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, the Fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the Fund’s acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the exercise price paid to the Fund and the Fund’s acquisition cost of the investment.
In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, in the case of a put, the market price of the underlying investment must decline sufficiently below the exercise price, or in the case of a call, must increase sufficiently above the exercise price, to cover the premium and transaction costs.
The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period.
Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many derivatives involving options require segregation of Fund assets in special accounts.
A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. The Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to
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purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option exercised period. A “European” style put or call option may be exercised only upon expiration. A “Bermudan” style put or call option may be exercised at any time on fixed dates occurring during the term of the option.
Exchange-listed options and cleared options are issued by a regulated intermediary such as the Options Clearing Corporation (the “OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.
Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.
The Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions imposed by an exchange on transactions, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.
The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.
Over-the-counter (“OTC”) options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.
Unless the parties provide for it, no central clearing or guaranty function is currently expected to be involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, DPIM must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. The Fund intends to enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that DPIM deems to be creditworthy. In the absence of a change in the current position of the SEC, OTC options purchased by the Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.
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If the Fund sells a call option, it is foregoing its participation in the appreciation in the value of the underlying asset; however, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against an increase in the value of the underlying securities or instruments held by the Fund and may increase the Fund’s income. Similarly, the sale of put options can also provide gains for the Fund.
The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indexes and currencies. All calls sold by the Fund must be “covered” (that is, the Fund must own the securities subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.
The Fund reserves the right to purchase or sell options on instruments and indexes which may be developed in the future to the extent consistent with applicable law and the Fund’s investment objective and the restrictions set forth herein.
The Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indexes and currencies. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.
Swaps, Caps, Floors and Collars.   The Fund may enter into interest rate swaps and purchase or sell related caps, floors and collars. The Fund expects to enter into these transactions primarily for hedging purposes and not as a speculative investment. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that the interest rate exceeds a predetermined interest rate. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that the interest rate falls below a predetermined interest rate. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
Risk Factors.   Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent DPIM’s view as to certain market movements is incorrect, the risk that the use of the derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the purchase or sale, as the case may be, of written portfolio securities at inopportune times or for prices higher than (in the case of written put options) or lower than (in the case of written call options) current market values, or cause the Fund to hold a security it might otherwise sell.
Options Risk.   To the extent the Fund writes covered call options, the Fund loses the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If trading were suspended in an option purchased by us, the Fund would not be able to close out the option. If the Fund were unable to close out a covered call option that the Fund had written on a security, the Fund would not be able to sell the underlying security unless the option expired without exercise.
As is the case with options strategies, the effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when DPIM deems it desirable to do so. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.
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The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, the Fund’s use of swaps could enhance or harm the overall performance of the Common Stock. To the extent interest rates decline, the value of the interest rate swap could decline and could result in a decline in the net asset value of the Common Stock. In addition, if short-term interest rates are lower than its fixed rate of payment on the interest rate swap, the swap will reduce its net earnings.
Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap to offset any declines in the value of its portfolio assets being hedged or the increase in its cost of leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of the Fund.
Losses resulting from the use of derivatives will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if derivatives had not been used. See “Risks—Derivatives Risk” in the Prospectus.
When conducted outside the United States, derivatives transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.
Use of Segregated and Other Special Accounts.   Use of many derivatives by the Fund will require, among other things, that the Fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian in accordance with established procedures. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price.
OTC options entered into by the Fund, including those on securities, financial instruments or indexes, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.
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Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a forward contract, the Fund could purchase a put option on the same forward contract with a strike price as high or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.
Foreign Securities
Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions such as wars, terrorism, civil unrest and uprisings, and, as with domestic multinational corporations, from fluctuating interest rates.
There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.
Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.
There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.
In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the Fund’s investments in certain foreign banks and other financial institutions.
Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Fund
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incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to forgo attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.
Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be “eligible sub-custodians,” as defined in the 1940 Act, for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.
Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in the Fund’s portfolio.
Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.
The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.
Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Fund. In addition, if a deterioration occurs in the country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.
With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.
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Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.
Other Investment Companies
The Fund may invest in securities of other open- or closed-end investment companies to the extent that such investments are consistent with the Fund’s investment objective and policies and are permissible under the 1940 Act. The 1940 Act imposes the following restrictions on investments in other investment companies: (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by other investment companies. These limitations do not apply to the purchase of shares of any investment company (i) in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company or (ii) pursuant to any exemption granted under the 1940 Act.
The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Stock, during periods when there is a shortage of attractive MLP securities available in the market, as a way to synthetically sell short securities by investing in “inverse” ETFs, or when DPIM believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by DPIM or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a stockholder in an investment company, the Fund would indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. DPIM will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available investments in other securities. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in the prospectus and herein. The net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares.
Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period.
During the period in which the net proceeds of the offering of Common Stock are being invested, the proceeds from the issuance of Preferred Stock, if any, commercial paper or notes and/or other Borrowings are being invested, or during periods in which DPIM determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash and cash equivalents. DPIM’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impracticable to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objective.
Cash and cash equivalents are defined to include, without limitation, the following:
(1)
  Non-U.S. government securities which have received the highest investment-grade credit rating and U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the
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United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.
(2)
  Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.
(3)
  Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Investments in commercial paper will be limited to commercial paper rated in the highest categories by an NRSRO and which mature within one year of the date of purchase or carry a variable rate of interest. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. DPIM will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.
(4)
  The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.
(5)
  The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
(6)
  The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act, the rules thereunder and interpretations thereof.
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Management of the Fund
Board of Directors
The Board of Directors of the Fund is responsible for the overall management and supervision of the affairs of the Fund. The Fund currently has 5 directors. Under the Fund’s charter, the Board of Directors is divided into three classes of directors serving staggered three-year terms.
The term of the first class will expire in 2015; terms of the second and third classes will expire in 2016 and 2017, respectively. At each annual meeting of stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified.
•
  The Fund’s Class I Director will be Thomas F. Mann and his term will expire at the annual meeting of stockholders to be held in 2015.
•
  The Fund’s Class II Directors will be William R. Moyer and James M. Oates and their term will expire at the annual meeting of stockholders to be held in 2016.
•
  The Fund’s Class III Directors will be Philip R. McLoughlin and George R. Aylward and their term will expire at the annual meeting of stockholders to be held in 2017.
The following table includes information regarding the Fund’s directors, and their principal occupations and other affiliations during the past five years. The address for each director unless otherwise noted, is 100 Pearl Street, Hartford, Connecticut 06103.

Name, Address and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
INTERESTED DIRECTORS*
George R. Aylward Year of Birth: 1964	Director, President and Chief Executive Officer	Since Inception	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005)	61	Trustee, various Virtus affiliated mutual and closed-end funds
NON-INTERESTED DIRECTORS:
Thomas F. Mann Year of Birth: 1950	Director and Member of Audit and Nominating Committees	Since May 2014	Retired; Managing Director and Group Head Financial Institutions Group, Societe Generale, Sales of Capital Market Solutions and Products (2003−2012)	3	Trustee, Various Virtus-affiliated Mutual and Closed-End Funds; Trustee of the Hatteras Funds (9 portfolios) (since 2002)

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Name, Address and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
Phillip R. McLoughlin Year of Birth: 1946	Director and Member of Audit and Nominating Committees	Since May 2014	Partner, CrossPond Partners, LLC (strategy consulting firm) (2006−present); Managing Director, SeaCap Asset Management Fund I, L.P. (2009−2010) and SeaCap Partners, LLC (investment management) (2009−2010)	3
Trustee, Various Virtus-affiliated Mutual and Closed-End Funds; Chairman, World Trust Fund (2010−present), Director (1991−President); Chairman and Trustee, Virtus Variable Insurance Trust (formerly The Phoenix Edge Series Fund) (2003−present); Director, DTF Tax-Free Income Fund. Inc., Duff & Phelps Utility and Corporate Bond Trust, Inc. (1996−Present); Director, Duff & Phelps Global Utility Income Fund Inc. (2011−present)

William R. Moyer Year of Birth: 1944	Director and Member of Audit and Nominating Committees	Since May 2014	Partner, CrossPond Partners, LLC (2006−present) (strategy consulting firm); Financial and Operations Principal, Newcastle Distributors LLC (2006−present) (broker-dealer); Managing Director, SeaCap Asset Management Fund I, L.P. (2009−2010) and SeaCap Partners, LLC (investment management) (2008−2010)	3	Trustee, Various Virtus-affiliated Mutual and Closed-End Funds

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Name, Address and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
James M. Oates Year of Birth: 1946	Director and Member of Audit and Nominating Committees	Since May 2014	Managing Director (since 1994), Wydown Group (consulting firm)	3
Trustee, Various Virtus-affiliated Mutual and Closed-End Funds; Chairman and Trustee (since 2005), John Hancock Fund Complex (collectively, 234 portfolios); Director (since 1996) Stifel Financial; Chairman and Director (since 1999), Connecticut River Bank and Director (since 1998), Connecticut River Bancorp; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Non-Executive Chairman (2007−2011), Hudson Castle Group, Inc. (formerly IBEX Captial Markets, Inc.) (financial services)

*
  Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of VAIA and DPIM, and various positions with its affiliates.
(1)
  The term “Fund Complex” means two or more registered investment companies that:
(a)
  hold themselves out to investors as related companies for purposes of investment and investor services; or
(b)
  have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.
Qualifications and Experience of the Board
The Board has determined that each director should serve as such based on several factors (none of which alone is decisive). Among the factors the Board considered when concluding that an individual should serve as a Director were the following: (i) availability and commitment to attend meetings and perform the responsibilities of a Director, (ii) personal and professional background, (iii) educational background, (iv) financial expertise, (v) ability, judgment, attributes and expertise; and (vi) familiarity with the Virtus fund complex or its service providers. In respect of each Director, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Director of the Fund.
Following is a summary of various qualifications, experiences and skills of each Director (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the qualifications, attributes and skills of Director do not constitute the holding out of any director as being an expert under Section 7 of the 1933 Act or the rules and regulations of the SEC.
George R. Aylward.    In addition to his positions with the Fund, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus, the ultimate parent company of VAIA and DPIM. He also holds various executive positions with VAIA, and previously held such positions with the former parent
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company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director of other closed-end funds managed by VAIA and its affiliates.
Thomas F. Mann.    Mr. Mann has over 30 years of experience in various senior management positions at large global finance institutions and small entrepreneurial environments. He is also a trustee of an unaffiliated group of open-end funds.
Philip R. McLoughlin.   Mr. McLoughlin has extensive knowledge regarding asset management and the financial services industry, having served for a number of years in various executive and director positions of the company that is now Virtus and its affiliates, culminating in his role as Chairman and Chief Executive Officer. He also served as legal counsel and Chief Compliance Officer to the investment companies associated with those companies at the time, giving him an understanding of the legal and compliance issues applicable to mutual funds. Mr. McLoughlin also has worked with U.S. and foreign companies in the insurance and reinsurance industry. He is also a director of other closed-end funds managed by VAIA and its affiliates.
William R. Moyer.   Mr. Moyer has substantial experience in the asset management and accounting industries. He currently serves as a partner at an investment management consulting firm. Previously, he served for a number of years as Executive Vice President and Chief Financial Officer of the company that is now Virtus and its affiliates. Mr. Moyer also is a certified public accountant and has an extensive background in accounting matters relating to investment companies.
James M. Oates.   Mr. Oates was instrumental in the founding of a private global finance, portfolio management and administration company, and he has also served in executive and director roles for various types of financial services companies. As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. He also previously served as chief executive officer of two banks, and holds an MBA. Mr. Oates also has experience as a director of other publicly traded companies and has served for a number of years as the Chairman of the Board of a large family of mutual funds unaffiliated with the Fund.
Committees of the Board
The Board of Directors has established several standing committees to oversee particular aspects of the Fund’s management.
Audit Committee.   The Audit Committee is responsible for overseeing the Fund’s accounting and auditing policies and practices. The Audit Committee reviews the Fund’s financial reporting procedures, their system of internal control, the independent audit process, and the Fund’s procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of directirs who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Directors”); its members are Messrs. Mann, McLoughlin, Moyer, and Oates.
Governance and Nominating Committee.   The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Fund, for nominating individuals to serve as Directors, including as Independent Directors and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed Messrs. Aylward, Mann, McLoughlin, Moyer, and Oates.
The Governance and Nominating Committee considers candidates for directorship and makes recommendations to the Board with respect to such candidates. There are no specific required qualifications for directorship. The committee considers all relevant qualifications of candidates for directorship, such as industry knowledge and experience, financial expertise, current employment and other board memberships. The Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for directorship in this context.
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The Board has adopted a policy for consideration of Director nominees recommended by stockholders. With regards to such policy, an individual stockholder submitting a nomination must hold for at least one full year 5% of the shares of a class of the Fund. Stockholder nominees for Director will be given the same consideration as any candidate provided the nominee meets certain minimum requirements. A stockholder nominee for Director should be submitted in writing to the Fund’s Secretary.
As of the date of this SAI, the Audit Committee, the Board of Directors, and the non-interested members of the Board of Directors of the Fund have each met one time. In addition, as of the date of this SAI, the Nominating and Governance Committee has not met.
A discussion regarding the basis for the Board’s approval of the Investment Advisory and Subadvisory Agreements will be included in the Fund’s first Semi-Annual Report to Shareholders for the period ending    .
Board Leadership Structure.   The Board is currently composed of five directors, including four directors who are each an Independent Director. In addition to four regularly scheduled meetings per year, the Board holds special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed above, the Board has established standing committees to assist the Board in performing its oversight responsibilities, and each such committee has a chairperson. The Board may also designate working groups or ad hoc committees as it deems appropriate.
The Board has appointed Mr. McLoughlin, an Independent Director, to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and between meetings generally acts as a liaison with the Fund’s service providers, officers, legal counsel, and the other Directors. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Fund’s Articles or By-laws, or as assigned by the Board, the designation of Chairman does not impose on such Independent Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Director and the full Board in a manner that enhances effective oversight. Mr. McLoughlin previously served as the Chairman and Chief Executive Officer of the company that is now Virtus; however, he is now an Independent Director due to (a) the fact that Virtus is no longer affiliated with The Phoenix Companies, Inc., (b) the passage of time, and (c) the manner in which he conducts his directorship (the same is true for Mr. Moyer, who previously served as Chief Financial Officer and Executive Vice President of the company that is now Virtus). Because of this balance, it is believed that Mr. McLoughlin has the ability to provide independent oversight of the Fund’s operations within the context of his detailed understanding of the perspective of the VAIA, DPIM and the Fund’s other service providers. The Board therefore considers leadership by Mr. McLoughlin as enhancing the Board’s ability to provide effective independent oversight of the Fund’s operations and meaningful representation of the shareholders’ interests.
The Board also believes that having a super-majority of Independent Directors is appropriate and in the best interest of the Fund’s stockholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Aylward, who is currently the President and Chief Executive Officer of Virtus, and serves in various executive roles with other affiliates of VAIA who provide services to the Fund, provides the Board with VAIA’s perspective in managing and sponsoring the Virtus funds as well as the perspective of other service providers to the Fund. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.
Risk Oversight.   As a registered investment company, the Fund is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall
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activities, the Board oversees the management of the Fund’s risk management structure by VAIA, DPIM, VFS, officers and others. The responsibility to manage the Fund’s risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties. The Board then considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Board and its committees, and within the context of any ad hoc communications with the Fund’s service providers and officers. VAIA, DPIM, VFS, officers and legal counsel prepare regular reports to the Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chairman or a senior officer.
The Board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund and senior management of DPIM meet with the Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks. To the extent that the Fund changes a primary investment strategy, the Board generally is consulted in advance with respect to such change.
The Board receives regular written reports from the Fund’s Chief Financial Officer that enable the Board to monitor the number of fair valued securities in the Fund’s portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Fund’s portfolio. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Fund’s independent auditors in connection with the review of the results of the audit of the Fund’s year-end financial statements.
The Board also receives regular compliance reports prepared by the compliance staff of VAIA and VAIA’s ultimate parent company, Virtus, and meets regularly with the Fund’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Directors meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of VAIA and Virtus, provide the Board with reports on their examinations of functions and processes within VAIA and DPIM that affect the Fund. The Board also adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.
In its annual (after the initial two-year period) review of the Fund’s investment advisory and subadvisory agreements, the Board reviews information provided by VAIA and DPIM relating to their operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.
The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board periodically reviews the effectiveness of its oversight of the Fund and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
Security Ownership of Management
Set forth in the table below is the dollar range of equity securities owned by each director as of May 23, 2014, in the Fund and in the family of investment companies consisting of 63 affiliated portfolios, based on information provided to the Fund or furnished by such investment companies’ service providers.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies(1)
Non-Interested Directors:
Thomas F. Mann	None	$50,001−$100,000
Phillip R. McLoughlin	None	Over $100,000
William R. Moyer	None	$50,001−$100,000

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Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies(1)
James M. Oates	None	Over $100,000
Interested Directors:
George R. Aylward	None	Over $100,000

(1)
  The term “family of investment companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.
As of the date of this SAI, Directors and Officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund.
Compensation of Officers and Directors
Directors who are not employed by VAIA or its affiliates receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Directors and officers affiliated with VAIA or DPIM receive no compensation from the Fund for their services as such. In addition to the amounts shown in the table below, all directors and officers who are not interested persons of the Fund, VAIA, DPIM or VFS are reimbursed for the expenses incurred by them in connection with their attendance at a meeting of the Board or a committee of the Board. The Fund does not have a pension or retirement plan applicable to its directors or officers.
The following table sets forth certain information regarding the estimated compensation of the Fund’s directors that are not affiliated with VAIA or DPIM for the fiscal year ending November 30, 2014.

Name of Director	Aggregate Compensation From the Fund(1)	Total Compensation From the Fund and Fund Complex Paid to Directors(2)
Non-Interested Directors:
Thomas F. Mann	$17,296	$99,500
Phillip R. McLoughlin	$24,709	$636,500
William R. Moyer	$18,531	$101,500
James M. Oates	$16,472	$307,500
Interested Directors:
George R. Aylward	$0	$0

Officers of the Fund
The Fund’s executive officers are chosen each year at a regular meeting of the Board to hold office until their respective successors are duly elected and qualified. The address for each director unless otherwise noted, is 100 Pearl Street, Hartford, Connecticut 06103. In addition to Mr. Aylward, the Fund’s CEO and President, the executive officers of the Fund currently are:

Name, Address and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Francis G. Waltman YOB: 1962	Executive Vice President	Since Inception
Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2006); Senior Vice President (since 2008), Virtus Mutual Funds; Senior Vice President (since 2010), Virtus Variable Insurance Trust; and Senior Vice President (since 2011), Virtus Global Multi-Sector Income Fund.

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Name, Address and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Patrick Bradley YOB: 1972	Treasurer and Chief Financial Officer	Since Inception
Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Vice President (since 2011), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Funds; Vice President (since 2011), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Vice President, Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Vice President (since 2012) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; and Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.

William J. Renahan YOB: 1969	Secretary and Chief Legal Officer	Since Inception
Vice President, Chief Legal Officer, and Secretary of various Virtus-affiliated closed-end funds (since 2012); Vice President and Assistant Secretary of Duff & Phelps Global Utility Income Fund Inc. (since 2012); and a Managing Director, Legg Mason, Inc. and predecessor firms (1999−2012).

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Investment Advisory and Other Services
Investment Manager
Virtus Alternative Investment Advisers, Inc., located at 100 Pearl Street, Hartford, CT 06103, serves as the Fund’s investment manager. VAIA is a registered investment adviser and supervises the day-to-day management of the Fund’s portfolio by DPIM. As of April 30, 2014, VAIA’s total assets under management were approximately $130.3 million. VAIA is a wholly owned subsidiary of Virtus. Virtus is a global asset management firm.
Under the Fund’s investment advisory agreement with VAIA, subject to the supervision and direction of the Fund’s Board of Directors, DPIM is given the responsibility of managing the Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, making investment decisions for the Fund and placing orders to purchase and sell securities. VAIA has delegated this responsibility to DPIM pursuant to the subadvisory agreement and VAIA thus supervises DPIM’s day-to-day management of the Fund’s portfolio.
The Fund’s investment advisory agreement will continue in effect, unless otherwise terminated, until December 31, 2015 and then will continue from year to year provided such continuance is specifically approved at least annually (a) by the Fund’s Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and (b) in either event, by a majority of the Directors of the Fund who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Directors”) with such Independent Directors casting votes in person at a meeting called for such purpose. The Fund’s investment advisory agreement provides that VAIA may render services to others. The Fund’s investment advisory agreement is terminable without penalty upon 60 days’ written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Fund’s Directors, or by VAIA upon 60 days’ written notice, and will automatically terminate in the event of its assignment. The Fund’s investment advisory agreement provides that VAIA shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.
For its services, the Fund has agreed to pay VAIA an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s daily Managed Assets. The Fund will pay all of its offering expenses up to $0.04 per share of Common Stock. VAIA has agreed to pay (i) all of the Fund’s organizational expenses, estimated to be approximately $131,500, and (ii) the Fund’s offering expenses (other than the sales load) in excess of $0.04 per share, estimated to be approximately $629,700. The Fund’s management fee and other expenses are borne by the Common Stockholders.
Subadviser
Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606, serves as the Fund’s subadviser. DPIM is a registered investment adviser and will be responsible for the day-to-day portfolio management of the Fund. As of April 30, 2014, DPIM’s total assets under management were approximately $9.9 billion, including $5.6 billion in closed-end funds.
DPIM provides services to the Fund pursuant to a subadvisory agreement between VAIA and DPIM. Under the subadvisory agreement, subject to the supervision and direction of the Fund’s Board and VAIA, DPIM will manage the Fund’s portfolio in accordance with the Fund’s investment objective and policies, make investment decisions for the Fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Fund.
The subadvisory agreement between VAIA and DPIM for the Fund will continue in effect, unless otherwise terminated, until December 31, 2015 and then will continue from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the
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Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. VAIA and DPIM may each terminate the subadvisory agreement upon 30 days’ written notice to the other party. The subadvisory agreement will terminate automatically in the event of its assignment.
DPIM will receive an annual subadvisory fee from VAIA, payable monthly, in an amount equal to 50% of the amount paid to VAIA. No advisory fee will be paid by the Fund directly to DPIM.
Administrative Services
The Fund’s administrator is Virtus Fund Services, LLC (“VFS”), 100 Pearl Street, Hartford, Connecticut 06103. VFS is an indirect, wholly owned subsidiary of Virtus and an affiliated person of VAIA and DPIM. Under the terms of an administration agreement dated       , with an initial term running through December 31, 2015, VFS arranges for the calculation of the net asset value of the Common Stock and provides administrative services required in connection with the operation of the Fund not required to be provided by VAIA or DPIM under the investment advisory and subadvisory agreements, as well as providing the necessary office facilities, equipment and personnel to perform such services. VFS is entitled to receive a monthly fee at the annual rate of 0.1% of the average daily Managed Assets of the Fund, plus a $5,000 annual flat fee and $2 per registered account for each account over 1,000 registered accounts. The administration agreement provides that VFS shall not be liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any act or omission by VFS, including officers, agents and employees of VFS and its affiliates, in connection with the administration agreement except by reason of its willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations under the agreement.
In addition, VFS has entered into a Sub-Administration Services Agreement and the Fund has entered into an Accounting Services Agreement each with BNYM, pursuant to which BNYM will provide certain sub-administration and accounting services with respect to the Fund. For its services under the Sub-Administration Agreement, BNYM shall be paid $10,000 per year for tax services, up to $500 for each regulatory filing of the Fund, $2,000 per year for wash sales, as well as reimbursement for certain out-of-pocket expenses. For its services under the Accounting Services Agreement, BNYM shall receive the greater of (i) a minimum monthly fee of $4,000 or (ii) 0.03% on the Fund’s first $500 million in Managed Assets, 0.275% on the Fund’s Managed Assets between $500 million and $1.5 billion, and $0.25% on the Fund’s Managed Assets in excess of $1.5 billion.
Codes of Ethics
Each of the Fund, VAIA and DPIM has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The codes impose significant restrictions on the ability of personnel subject to the codes to engage in personal securities transactions. Among other things, the codes generally prohibit covered personnel from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) that are being purchased, sold or considered for purchase or sale by the Fund unless the proposed purchases are approved in advance by DPIM’s compliance department. The codes also contain certain reporting requirements and compliance procedures. The codes can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The codes are also available at the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of the codes may also be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. The SEC file number for documents filed by the Fund under the 1940 Act is 811-22958.
Proxy Voting Policies
The Fund has adopted proxy voting policies and procedures. The following is a summary description of those policies and procedures, the full text of which is available on the Fund’s website at www.virtus.com/dse.
Subject to the right of the Board of Directors to give DPIM written instructions as to the voting or non-voting of proxies on any matter presenting an actual or perceived conflict of interest as described below, the Fund has delegated the voting of proxies with respect to securities owned by it to DPIM. DPIM
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may establish a proxy committee and may engage one or more qualified, independent organizations to vote proxies on behalf of the Fund, subject in each case to the proxy voting guidelines established by DPIM or its proxy committee.
It is the intention of the Fund to exercise stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its delegate(s) endeavors to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings.
DPIM will analyze and vote on non-routine matters, including the adoption of anti-takeover measures, proxy contests for control, contested elections of directors, corporate governance matters and executive compensation matters, on a case-by-case basis, taking into account factors appropriate to each such matter. DPIM will generally vote against shareholder proposals on social issues, except where DPIM determines that a different position would be in the clear economic interests of the Fund and its shareholders. DPIM may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.
In exercising its voting discretion, DPIM will seek to avoid any actual or perceived conflicts of interest between the interests of Fund shareholders, on the one hand, and those of DPIM or any affiliated person of the Fund or DPIM, on the other hand.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling (866) 270-7598 (toll-free), or on the Fund’s website at www.virtus.com/dse; and (ii) on the SEC’s website at http://www.sec.gov.
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PORTFOLIO MANAGERS
Set forth below is certain additional information with respect to the Fund’s portfolio management team, David Grumhaus, Jr. and Charles J. Georgas (collectively, the “Portfolio Managers”). Unless noted otherwise, all information is provided as of March 31, 2014.
Other Accounts Managed by Portfolio Managers
There may be certain inherent conflicts of interest that arise in connection with the Portfolio Managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular Portfolio Manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that DPIM may have in place that could benefit the Fund and/or such other accounts. DPIM has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably.
The table below identifies, for each Portfolio Manager, the number of accounts (other than the Fund) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Unless noted otherwise, none of the accounts shown are subject to fees based on performance.

Portfolio Manager	Registered Investment Companies(1)	Other Pooled Investments(2)	Other Accounts(3)
David Grumhaus, Jr.	2 registered investment companies with $4.7 billion in total assets under management*	None	None
Charles J. Georgas	2 registered investment companies with $4.7 billion in total assets under management*	None	None

(1)
  Registered Investment Companies include all mutual funds and closed-end funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.
(2)
  Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the 1940 Act, such as private placements and hedge funds.
(3)
  Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.
*
  Mr. Grumhaus and Mr. Georgas are MLP managers in two closed-end fund registered investment companies with total assets of $4.7 billion of which $721.3 million are MLP securities.
Compensation of Portfolio Managers
The following is a description of the compensation structure, as of December 31, 2013, of the Fund’s Portfolio Managers. The Portfolio Managers receive a base salary, an incentive bonus opportunity, and a benefits package, as detailed below. Certain professionals also participate in a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting and options, subject to Virtus board approval, and may also take advantage of opportunities to defer their compensation and potentially defer their current tax liability.
Base Salary.   Each Portfolio Manager is paid a fixed base salary, which is determined by Virtus and DPIM and is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management utilizes results of an investment industry compensation survey conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.
Incentive Bonus.   Incentive bonus pools are based upon individual firm profits and in some instances overall Virtus profitability. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one-, three- and five-year periods. Generally, an
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individual manager’s participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of these funds/accounts. In certain instances comparison of portfolio risk factors to peer or index risk factors, as well as achievement of qualitative goals, may also be components of the individual payment potential.
Other Benefits.   Portfolio Managers are eligible to participate in a 401(k) plan, health insurance, and other benefits offered generally to the firm’s employees that could include granting of RSUs and options in Virtus stock.
While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. The Adviser believes that it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance. The Adviser has in place an Investment Oversight Committee (IOC), which is responsible for actively monitoring the performance of the Funds. The IOC reviews performance and portfolio characteristics on a quarterly basis in order to identify any outlier behavior that may be detrimental to overall product quality.
Portfolio Managers’ Ownership of Securities
As the Fund is newly offered, none of the Portfolio Managers owns any Common Stock. However, the Portfolio Managers presently intend to purchase Common Stock subsequent to this offering.
PORTFOLIO TRADING
Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by DPIM. DPIM is also responsible for the execution of transactions for all other accounts managed by it. DPIM places the portfolio security transactions of the Fund and of all other accounts managed by it for execution with many firms. DPIM uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, DPIM will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm’s services, the value of the brokerage and research services provided, the responsiveness of the firm to DPIM, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.
Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer.
Fixed-income obligations which may be purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers or banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuers of such obligations. The Fund may also purchase fixed-income and other securities from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters.
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Although spreads or commissions paid on portfolio security transactions will, in the judgment of DPIM, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of DPIM’s clients in part for providing brokerage and research services to DPIM.
In selecting brokers or dealers to execute portfolio transactions and in evaluating the best net price and execution available, DPIM is authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Exchange Act of 1934, as amended), statistical quotations, specifically the quotations necessary to determine the Fund’s net asset value, and other information provided to the Fund and/or to DPIM (or their affiliates). DPIM is also authorized to cause the Fund to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. DPIM must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which DPIM exercises investment discretion. It is possible that certain of the services received by DPIM attributable to a particular transaction will benefit one or more other accounts for which investment discretion is exercised by DPIM.
Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by DPIM or its affiliates. Whenever decisions are made to buy or sell securities for the Fund and one or more of such other accounts simultaneously, DPIM will allocate the security transactions (including “hot” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. Additionally, trades executed by different firms will not be aggregated and allocated as to price; thus, there may be instances where the Fund does not pay or receive the same price as other investment accounts managed by DPIM. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the directors of the Fund that the benefits received from DPIM’s organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.
DETERMINATION OF NET ASSET VALUE
The net asset value per share of Common Stock of the Fund is determined no less frequently than daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The Fund calculates the net asset value per share of Common Stock by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities (including dividends payable, any Borrowings and the liquidation preference of any Preferred Stock issued by the Fund) and the total number of shares of Common Stock outstanding. Valuations of many securities expected to be in the Fund’s portfolio may be made by a third party pricing service.
For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the closing bid prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges or admitted to trading on the NASDAQ National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.
Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is to be over-the-counter, but excluding securities trading on the NASDAQ National List, are valued at the bid price as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, prices supplied by a recognized pricing agent as the Board of Directors deems appropriate to reflect their fair market value. Debt securities are valued on the basis of prices provided by a pricing service or broker/
35

dealers when such prices are believed by the Board of Directors to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities.
Generally, trading in the foreign securities owned by the Fund is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value of the Fund are the last sale price at the close of the NYSE or, if no sale occurred, the last bid price on the NYSE. Occasionally, events affecting the value of foreign securities may occur between the time at which they are determined and the close of trading on the NYSE. Such investments will be valued at their fair value, as determined in good faith under procedures determined by or at the direction of the Board of Directors. Foreign securities and currency held by the Fund will be valued in U.S. dollars; such values will be computed by the Fund’s accounting agent based on foreign currency exchange rate quotations supplied by an independent quotation service as of 4:00 p.m. New York time.
As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes in the financial statements of the Fund will reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between the fair market value and the tax basis of the Fund’s assets; (ii) the net tax effects of temporary differences between the carrying amounts of such assets and liabilities for financial reporting purposes and the amounts used for income tax purposes; and (iii) the net tax benefit of accumulated net operating losses. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by ASC Topic 740 that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.
The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax asset or liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax asset or liability.
Deferred tax assets may constitute a relatively high percentage of the Fund’s net asset value. Any valuation allowance required against such deferred tax assets or future adjustments to a valuation allowance may reduce the Fund’s deferred tax assets and could have a material impact on the Fund’s net asset value and results of operations in the period the valuation allowance is recorded or adjusted.
REPURCHASE OF FUND SHARES; CONVERSION TO AN OPEN-END FUND
Although it is under no obligation to do so, the Fund reserves the right to repurchase its shares on the open market in accordance with the 1940 Act and the rules and regulations thereunder. Subject to its investment limitations, the Fund may borrow to finance the repurchase of stock or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Directors would also have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.
The repurchase by the Fund of its shares at prices below net asset value may result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. In addition, a purchase by the Fund of its Common Stock will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.
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If the Fund converted to an open-end investment company, the Common Stock would no longer be listed on the NYSE. In contrast to a closed-end investment company, stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.
CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS
The following is a summary of certain United States federal income tax considerations relating to the Fund and the purchase, ownership and disposition of Common Stock as of the date hereof. Except where noted, this summary deals only with Common Stock purchased in this offering and held as a capital asset. This summary does not represent a detailed description of the United States federal income tax consequences applicable to a Common Stockholder if such holder is subject to special treatment under the United States federal income tax laws, including if the holder is:
•
  a dealer in securities or currencies;
•
  a financial institution;
•
  a regulated investment company;
•
  a real estate investment trust;
•
  an insurance company;
•
  a tax-exempt organization;
•
  a person holding Common Stock as part of a hedging, integrated or conversion transaction, a constructive sale or a straddle;
•
  a trader in securities that has elected the mark-to-market method of accounting for its securities;
•
  a person liable for alternative minimum tax;
•
  a partnership or other pass-through entity for United States federal income tax purposes;
•
  a controlled foreign corporation or passive foreign investment company;
•
  a United States expatriate; or
•
  a U.S. Holder (as defined below) whose “functional currency” is not the United States dollar.
As used herein, the term “U.S. Holder” means a beneficial owner of Common Stock that is for United States federal income tax purposes:
•
  an individual citizen or resident of the United States;
•
  a corporation (or other entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
•
  an estate the income of which is subject to United States federal income taxation regardless of its source; or
•
  a trust if it (1) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.
As used herein, the term “non-U.S. Holder” means a beneficial owner of Common Stock that is neither a U.S. Holder nor a partnership (or other entity treated as a partnership for United States federal income tax purpose).
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The discussion below is based upon the provisions of the Code and regulations, rulings and judicial decisions thereunder as of the date hereof, and such authorities may be replaced, revoked or modified, possibly with retroactive effect, so as to result in United States federal income tax consequences different from those discussed below.
If a partnership (or other entity treated as a partnership for United States federal income tax purposes) holds Common Stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partnership. Investors that are partners in a partnership holding Common Stock should consult their tax advisors.
This summary does not contain a detailed description of all the United States federal income tax consequences applicable to the Fund or to investors in light of their particular circumstances, and does not address the effects of the alternative minimum tax or estate tax or any state, local or non-United States tax laws. Investors considering the purchase, ownership or disposition of Common Stock should consult their own tax advisors concerning the United States federal income tax consequences and other tax consequences to them in light of their particular situations as well as any consequences arising under the laws of any other taxing jurisdiction.
Taxation of the Fund
The Fund will be treated as a regular corporation, or a “C” corporation, for United States federal income tax purposes. Accordingly, the Fund generally will be subject to United States federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). Such taxable income would generally include, among other items, all of the Fund’s net income from its investments in the equity securities of MLPs, other types of equity securities, derivatives, debt securities, royalty trusts and foreign securities less Fund expenses. The Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular income tax liability. The Fund’s payment of corporate income tax or alternative minimum tax could materially reduce the amount of cash available for the Fund to make distributions on the Common Stock. In addition, distributions to Common Stockholders of the Fund will be taxed under United States federal income tax laws applicable to corporate distributions, and thus the Fund’s taxable income will be subject to a double layer of taxation. As a regular corporation, the Fund may also be subject to state income tax or foreign tax by reason of its investments in equity securities of MLPs.
Certain of the Fund’s Investments
MLP Equity Securities
MLPs are generally characterized as “publicly traded partnerships” for United States federal income tax purposes because MLPs are typically organized as limited partnerships or limited liability companies that are publicly traded. The Code generally requires publicly traded partnerships to be treated as corporations for United States federal income tax purposes. If, however, a publicly traded partnership satisfies specific requirements, the publicly traded partnership will be treated as a partnership for United States federal income tax purposes. The Fund generally intends to invest in MLPs that satisfy (and references in this discussion to MLPs include only those MLPs that satisfy) these requirements. Under these requirements, an MLP is required to derive at least 90% of its gross income for each taxable year from specified sources of qualifying income, such as interest, dividends, real property rents, gain from the sale or disposition of real property, gains on sales of certain capital assets, and in certain limited circumstances, income and gain from commodities or forwards and options with respect to commodities. Qualifying income also includes income and gains derived from mineral or natural resources (including energy-related) activities, including the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber), industrial source carbon dioxide, or the transportation or storage of certain fuels (including alcohol, biodiesel and alternative fuels).
If the MLPs are taxed as partnerships, the MLPs will be taxed differently from corporations for United States federal income tax purposes. A corporation is required to pay United States federal income tax on its income, and, to the extent the corporation makes distributions to its stockholders in the form of
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dividends from current or accumulated earnings and profits, its stockholders are required to pay United States federal income tax on such dividends. For this reason, it is said that corporate income is taxed at two levels. MLPs, in contrast, are generally taxed as partnerships for United States federal income tax purposes if they meet the income requirements discussed above. In such case, no United States federal income tax would be imposed at the MLP entity level. A partnership’s items of taxable income, gain, loss and deductions are generally allocated among all the partners in proportion to their interests in the partnership. Each partner is required to include in income its allocable shares of these tax items. Partnership income is thus said to be taxed only at one level—at the partner level.
Although distributions from MLPs resemble corporate dividends, they are treated differently for United States federal income tax purposes. A distribution from an MLP is treated as a tax-free return of capital to the extent of the partner’s tax basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the partner’s tax basis in its MLP interest. When the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses and deductions recognized by each such MLP, whether or not the MLP distributes cash to the Fund. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, it is possible that the cash distributions the Fund will receive with respect to its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard. If this is not the case, the Fund will have a larger corporate income tax expense, which would result in less cash available to distribute to Common Stockholders.
The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such equity security. Any such gain will be subject to United States federal income tax at the regular graduated corporate rates (currently at a maximum rate of 35%). Because the Fund will be taxed as a regular corporation it will not be eligible for reduced rates of taxation with respect to such gain, even if such gain is long-term capital gain. The amount realized by the Fund generally will be the amount paid by the purchaser of the equity security plus the portion of the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund’s adjusted tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and the Fund’s allocable share of the MLP’s debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses, reductions in the Fund’s allocable share of the MLP’s debt, if any, and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income generally will not be taxable to the extent the distribution does not exceed the Fund’s tax basis in the MLP, such distribution will reduce the Fund’s tax basis and thus increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund or on a subsequent distribution by the MLP to the Fund.
The Fund’s allocable share of certain percentage-depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund’s alternative minimum taxable income. Such items will increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.
Other Investments
The Fund’s transactions in foreign currencies, forward contracts and options (including options on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital or short-term versus long-term), accelerate recognition of income to the Fund and defer Fund losses. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving a corresponding amount of cash. If the Fund invests in debt obligations having original issue discount, the Fund may recognize taxable income from such investments in excess of any cash received from the investments.
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Foreign Investments
Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in non-U.S. securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments. Common Stockholders will not be entitled to claim credits or deductions on their own tax returns for foreign taxes paid by the Fund.
U.S. Holders
The following is a summary of certain United States federal income tax consequences that will apply to U.S. Holders.
Taxation of Dividends
The gross amount of distributions by the Fund in respect of Common Stock will be taxable to a U.S. Holder as dividend income to the extent the distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Such income will be included in a U.S. Holder’s gross income on the day actually or constructively received by such holder. Subject to certain holding period and other requirements, such dividend income will generally be eligible for the dividends received deduction in the case of corporate U.S. Holders and will generally be treated as “qualified dividend income” eligible for reduced rates of taxation for non-corporate U.S. Holders (including individuals). To the extent that the amount of any distribution exceeds the Fund’s current and accumulated earnings and profits for a taxable year, as determined under United States federal income tax principles, the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of Common Stock (thereby increasing the amount of gain, or decreasing the amount of loss, to be recognized by a U.S. Holder on a subsequent disposition of the Common Stock), and the balance in excess of adjusted basis will be taxed as capital gain. Any such capital gain will be long-term capital gain if such U.S. Holder has held the applicable Common Stock for more than one year.
A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. Based upon the historic performance of similar MLPs in which the Fund intends to invest, it is possible that the distributed cash from the MLPs in its portfolio during certain years will exceed the Fund’s earnings and profits. Thus, it is possible that only a portion of the Fund’s distributions will be treated as dividends to its Common Stockholders for United States federal income tax purposes, although no assurance can be given in this regard.
Because of the Fund’s status as a corporation for United States federal income tax purposes (as opposed to a partnership or other pass-through entity) and its investments in equity securities of MLPs, the Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. For instance, the Fund may use a less accelerated method of depreciation and depletion for purposes of computing its earnings and profits than the method used for purposes of calculating the taxable income of the MLP. In that case, the Fund’s earnings and profits would not be increased solely by its allocable share of the MLP’s taxable income, but would also have to be increased for the amount by which the more accelerated depreciation and depletion methods used for purposes of computing taxable income exceed the less accelerated methods used for purposes of computing earnings and profits. Because of these differences, the Fund may make distributions out of its current or accumulated earnings and profits, treated as dividends, in years in which the Fund’s distributions exceeds its taxable income.
Distributions with respect to Common Stock will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Stock pursuant to the Plan.
Taxation of Capital Gains
A U.S. Holder generally will recognize taxable gain or loss on any sale, exchange or other disposition of Common Stock in an amount equal to the difference between the amount realized for the Common Stock and the holder’s adjusted tax basis in such Common Stock. Generally, a U.S. Holder’s adjusted tax basis in
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the Common Stock will be equal to the cost of the holder’s Common Stock, reduced for distributions paid by the Fund in excess of its earnings and profits (i.e., returns of capital). Such gain or loss will generally be capital gain or loss. Capital gains of non-corporate U.S. Holders (including individuals) derived with respect to capital assets held for more than one year are eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.
Non-U.S. Holders
The following discussion is a summary of certain United States federal income tax consequences that will apply to non-U.S. Holders.
Taxation of Dividends
The gross amount of distributions by the Fund in respect of Common Stock will be treated as dividends to the extent paid out of the Fund’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Dividends paid to a non-U.S. Holder (including any distributions of Common Stock taxable as a dividend, as described above under “—U.S. Holders—Taxation of Dividends”) generally will be subject to withholding of United States federal income tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. However, dividends that are effectively connected with the conduct of a trade or business by a non-U.S. Holder within the United States (and, if required by an applicable income tax treaty, are attributable to a United States permanent establishment) are not subject to the withholding tax, provided certain certification and disclosure requirements (generally on an Internal Revenue Service (“IRS”) Form W-8ECI) are satisfied. Instead, such dividends are subject to United States federal income tax on a net income basis in the same manner as if the non-U.S. Holder were a United States person as defined under the Code. Any such effectively connected dividends received by a foreign corporation may be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.
A non-U.S. Holder who wishes to claim the benefits of an applicable income tax treaty (and avoid backup withholding, as discussed below) for dividends will be required (a) to complete IRS Form W-8BEN or Form W-8BEN-E (or other applicable form) and certify under penalty of perjury that such holder is not a United States person as defined under the Code and is eligible for treaty benefits or (b) if Common Stock is held through certain foreign intermediaries, to satisfy the relevant certification requirements of applicable United States Treasury regulations. Special certification and other requirements apply to certain non-U.S. Holders that are pass-through entities rather than corporations or individuals.
A non-U.S. Holder eligible for a reduced rate of United States withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS.
If the amount of a distribution to a non-U.S. Holder exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the non-U.S. Holder’s tax basis in the Common Stock, and then as capital gain. As discussed above under the caption “—U.S. Holders—Taxation of Dividends,” it is possible that only a portion of the Fund’s distributions to its Common Stockholders will be treated as dividends for United States federal income tax purposes, although no assurance can be given in this regard. Capital gain recognized by a non-U.S. Holder as a consequence of a distribution by the Fund in excess of its current and accumulated earnings and profits will generally not be subject to United States federal income tax, except as described below under the caption “—Taxation of Capital Gains.”
Taxation of Capital Gains
A non-U.S. Holder generally will not be subject to United States federal income tax on any gain realized on the disposition of Common Stock unless:
•
  the gain is effectively connected with a trade or business of the non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment of the non-U.S. Holder);
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•
  the non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other conditions are met; or
•
  the Fund is or has been a “United States real property holding corporation” for United States federal income tax purposes.
An individual non-U.S. Holder described in the first bullet point immediately above will be subject to tax on the net gain derived from the sale under regular graduated United States federal income tax rates. An individual non-U.S. Holder described in the second bullet point immediately above will be subject to a flat 30% tax on the gain derived from the sale, which may be offset by United States source capital losses, even though the individual is not considered a resident of the United States. If a non-U.S. Holder that is a foreign corporation falls under the first bullet point immediately above, the holder will be subject to tax on its net gain in the same manner as if the holder were a United States person as defined under the Code and, in addition, may be subject to the branch profits tax equal to 30% of its effectively connected earnings and profits or at such lower rate as may be specified by an applicable income tax treaty.
The Fund may be a “United States real property holding corporation” for United States federal income tax purposes. With respect to the third bullet point above, if the Fund is or becomes a “United States real property holding corporation,” so long as the Fund’s Common Stock is regularly traded on an established securities market (such as the NYSE), only a non-U.S. holder who holds or held (at any time during the shorter of the five year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Code) of the Fund’s Common Stock will be subject to United States federal income tax on the disposition of such Common Stock.
Information Reporting and Backup Withholding
U.S. Holders
In general, information reporting will apply to distributions in respect of Common Stock and the proceeds from the sale, exchange or other disposition of Common Stock that are paid to a U.S. Holder within the United States (and in certain cases, outside the United States), unless the holder is an exempt recipient. Backup withholding (currently at a maximum rate of 28%) may apply to such payments if the holder fails to provide a taxpayer identification number (generally on an IRS Form W-9) or certification of other exempt status or fails to report in full dividend and interest income.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or as a credit against a U.S. Holder’s United States federal income tax liability provided the required information is timely furnished to the IRS.
Non-U.S. Holders
The Fund must report annually to the IRS and to each non-U.S. Holder the amount of distributions paid to such holder (whether treated as dividends or a return of capital) and the tax withheld with respect to such distributions. Copies of the information returns reporting such distributions and withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty.
A non-U.S. Holder will be subject to backup withholding for dividends paid to such holder unless such holder certifies under penalty of perjury that it is a non-U.S. Holder (and the payor does not have actual knowledge or reason to know that such holder is a United States person as defined under the Code), or such holder otherwise establishes an exemption. Dividends subject to withholding of United States federal income tax as described under the caption “—Non-U.S. Holders—Taxation of Dividends” above will not be subject to backup withholding.
Information reporting and, depending on the circumstances, backup withholding will apply to the proceeds of a sale of Common Stock within the United States or conducted through certain United States-related financial intermediaries, unless the beneficial owner certifies under penalty of perjury that it is a non-U.S. Holder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a United States person as defined under the Code), or such owner otherwise establishes an exemption.
42

Any amounts withheld under the backup withholding rules will be allowed as a refund or as a credit against a non-U.S. Holder’s United States federal income tax liability provided the required information is timely furnished to the IRS.
Non-U.S. Holders should consult their tax advisor regarding the application of the information reporting and backup withholding rules to them.
Additional Withholding Requirements
Under legislation enacted in 2010 and administrative guidance, a 30% United States federal withholding tax may apply to any dividends paid after June 30, 2014, and the gross proceeds from a disposition of Common Stock occurring after December 31, 2016, in each case paid to (i) a “foreign financial institution” (as specifically defined in the legislation), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose, possibly to the IRS, its United States “account” holders (as specifically defined in the legislation) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Non-U.S. Holders should consult their tax advisor regarding this legislation and whether it may be relevant to their ownership and disposition of the Fund’s Common Stock.
Medicare Tax on Net Investment Income
Legislation enacted in 2010 generally imposes a tax on the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” will generally include interest, dividends (including dividends paid with respect to Common Stock), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of Common Stock) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Common Stockholders are advised to consult their own tax advisors regarding additional taxation of net investment income.
Investment by Tax-Exempt Investors
Employee benefit plans and most other organizations exempt from United States federal income tax, including individual retirement accounts and other retirement plans, are subject to United States federal income tax on unrelated business taxable income (“UBTI”). Because the Fund is a corporation for United States federal income tax purposes, an owner of Common Stock will not report on its federal income tax return any of the Fund’s items of income, gain, loss and deduction. Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of Common Stock unless its ownership of Common Stock is debt-financed. In general, Common Stock would be debt-financed if the tax-exempt owner of Common Stock incurs debt to acquire Common Stock or otherwise incurs or maintains a debt that would not have been incurred or maintained if that Common Stock had not been acquired.
Other Taxation
The Fund’s Common Stockholders may be subject to the alternative minimum tax, state, local and foreign taxes on distributions they receive. Common Stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
A control person is a person who beneficially owns more than 25% of the voting securities of a company. Virtus is currently the sole stockholder of the Fund, and therefore a control person. However, it is anticipated that Virtus will no longer be a control person once the offering is completed.
43

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP, located at Two Commerce Square, Suite 1700, 2001 Market Street Philadelphia, PA 19103-7042, are the independent registered public accounting firm for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.
CUSTODIAN
The Bank of New York Mellon, located at One Wall Street, New York, New York 10286, serves as the Fund’s custodian and will maintain custody of the securities and cash of the Fund.
ADDITIONAL INFORMATION
A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC in Washington, D.C. The Fund’s Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC or on the SEC’s website at http://www.sec.gov.
44

Report of Independent Registered Public Accounting Firm
To the Board of Director and Shareholder of Duff & Phelps Select Energy MLP Fund Inc.:
In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Duff & Phelps Select Energy MLP Fund Inc. (the “Fund”) at May 8, 2014, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund’s management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
May 19, 2014

45

FINANCIAL STATEMENTS
Duff & Phelps Select Energy MLP Fund Inc.

Statement of Assets and Liabilities

May 8, 2014

Assets:
Cash	$100,000
Deferred Offering Costs	$500,000
Total Assets	$600,000
Liabilities:
Accrued Offering Costs	$500,000
Total Liabilities	$500,000
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$100,000
Net Assets	$100,000
Common stock outstanding, $0.001 par value, 100,000,000 shares authorized	5,236
Net asset value and offering price per share	$19.10

See accompanying notes to statement of assets and liabilities.
46

NOTES TO STATEMENT OF ASSETS AND LIABILITIES
Note 1—Organization and Registration
Duff & Phelps Select Energy MLP Fund Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the Securities Act of 1933. The Fund was organized under the laws of the state of Maryland on March 28, 2014. The Fund has an investment objective to seek a high level of total return resulting from a combination of current tax-deferred distributions and capital appreciation. The Fund has not commenced any operations other than the sale and issuance of 10,000 shares at an aggregate purchase price of $100,000 to Virtus Partners, Inc.
Virtus Alternative Investment Advisers, Inc. (“VAIA”), the Fund’s investment adviser, has agreed to pay all organizational expenses and to pay all offering costs (other than sales load) that exceed $0.04 per Common Share.
Note 2—Significant Accounting Policies
The Fund’s financial statement is prepared in accordance with accounting principles generally accepted in the United States. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.
a.
  Offering and Organization Costs
VAIA has agreed to pay all organizational expenses and the amount by which the aggregate of all the Fund’s offering costs (other than the sales load) exceed $0.04 per share. Based on an estimated Fund offering of 12,500,000 shares, the Fund will pay offering costs of $500,000 from the proceeds of the offering. Offering costs paid by the Fund will be charged as a reduction of paid-in capital at the completion of the Fund offering.
b.
  Income Taxes
The Fund will be treated as a regular corporation, or a “C” corporation, for U.S. Federal Income Tax purposes and, as a result, unlike most investment companies, is subject to federal and applicable state corporate income tax to the extent the Fund recognizes taxable income.
Note 3—Investment Advisory and Other Agreements
VAIA will serve as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, VAIA receives an annual investment advisory fee of 1.00% based on the Average Daily Managed Assets of the Fund. For these purposes, the term “Managed Assets” of the Fund means net assets plus the amount of any Borrowings and the liquidation preference of any Preferred Stock that may be outstanding.
Note 4—Indemnifications
Under the Corporation’s organizational documents, their directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Each Director has also entered into an indemnification agreement with the Corporation. In addition, in the normal course of business the Fund enters into contracts that that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that has not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk loss to be remote.
Note 5—Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

47

APPENDIX A
DESCRIPTION OF S&P, MOODY’S AND FITCH RATINGS†
The definitions of the applicable rating symbols are set forth below:
Standard & Poor’s Ratings Service (“Standard & Poor’s”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

†
  The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund’s fiscal year end.

D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR
This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

L	Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

Moody’s Investors Service (“Moody’s”)—Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa
Bonds rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
Aa
Bonds rated “Aa” are judged to be of high quality and are subject to very low credit risk.
A
Bonds rated “A” are considered upper-medium grade and are subject to low credit risk.
Baa
Bonds rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba
Bonds rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
B
Bonds rated “B” are considered speculative and are subject to high credit risk.
Caa
Bonds rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
Ca
Bonds rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C
Bonds rated “C” are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.
Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.
Should no rating be assigned, the reason may be one of the following:
1.
  An application for rating was not received or accepted.
2.
  The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.
3.
  There is a lack of essential data pertaining to the issue or issuer.
4.
  The issue was privately placed, in which case the rating is not published in Moody’s publications.
Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.
Short-Term Debt Security Ratings:
Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
P-1:   Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2:   Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3:   Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP:   Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows ( “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-term rating category, to categories below “CCC”, or to Short-term ratings other than “F1”):
Investment Grade Long-Term Credit Ratings:
AAA
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA
Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A
High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB
Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
Speculative Grade Long-Term Credit Ratings:
BB
Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.
B
Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC
Substantial credit risk. Default is a real possibility.
CC
Very high levels of credit risk. Default of some kind appears probable.
C
Exceptionally high levels of credit risk. Default appears imminent or inevitable.
D
Default. “D” ratings indicate a default. Default generally is defined as one of the following:
•
  failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
•
  the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•
  the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.
Short-Term Credit Ratings:
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1
Highest short-term credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2
Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3
Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B
Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C
High short-term default risk. Default is a real possibility.
D
Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
RD
Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
Notes to Long-term and Short-term ratings for Fitch:
A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.
‘Withdrawn’: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol “WD”.
Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a heightened probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.
Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

PART C—OTHER INFORMATION
Item 25.   Financial Statements and Exhibits
(1)
  Financial Statements
Included in Part A:
Not applicable.
Included in Part B:
Financial Statements†
(2)
  Exhibits
(a)(1)
  Articles of Incorporation (Charter)(1)
(a)(2)
  Articles of Amendment(2)
(b)
  Bylaws(1)
(c)
  Not applicable
(d)
  Form of Certificate for Common Shares*
(e)
  Form of Dividend Reinvestment Plan*
(f)
  Not applicable
(g)
  Form of Investment Advisory Agreement*
(h)
  Form of Underwriting Agreement*
(i)
  Not applicable
(j)
  Form of Custody Agreement*
(k)(1)
  Form of Stock Transfer Agency Agreement*
(k)(2)
  Form of Administration Agreement*
(l)(1)
  Opinion and Consent of Simpson Thacher & Bartlett LLP *
(l)(2)
  Opinion and Consent of Foley & Lardner LLP *
(m)
  Not applicable
(n)
  Consent of Independent Registered Public Accounting Firm†
(o)
  Not applicable
(p)
  Form of Initial Subscription Agreement*
(q)
  Not applicable
(r)(1)
  Code of Ethics of the Fund*
(r)(2)
  Code of Ethics of Virtus Alternative Investment Advisers, Inc.*
(r)(3)
  Code of Ethics of Duff & Phelps Investment Management Co.*
(s)
  Power of Attorney(3)

†
  Filed herewith.
*
  To be filed by amendment.
(1)
  Filed on April 11, 2014 with the Registrant’s Registration Statement on Form N-2 (File Nos. 333-195214 and 811-22958) and incorporated by reference herein.
(2)
  Filed on May 15, 2014 with the Registrant’s Registration Statement on Form N-2 (File Nos. 333-195214 and 811-22958) and incorporated by reference herein.
(3)
  Filed on May 23, 2014 with the Registrant’s Registration Statement on Form N-2 (File Nos. 333-195214 and 811-22958) and incorporated by reference herein.

Item 26.    Marketing Arrangements
None.
Item 27.   Other Expenses of Issuance and Distribution
The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

SEC registration fees	$32,200*
Listing fees	30,000*
Financial Industry Regulatory Authority fees	30,500*
Printing and engraving expenses	225,000*
Accounting fees and expenses	22,000*
Legal fees and expenses	275,000*
Miscellaneous	515,000*
Total	$1,129,700*

Item 28.   Persons Controlled by or Under Common Control With Registrant
None.
Item 29.   Number of Holders of Securities

Title of Class	Number of Record Holders
Common Stock	1

Item 30.   Indemnification
Maryland law permits a corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Fund’s charter contains a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law.
Maryland law requires a corporation (unless its charter provides otherwise, which the Fund’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding unless it is established that:
•
  the act or omission was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty,
•
  the director or officer actually received an improper personal benefit in money, property or services or
•
  in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.
A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the prescribed standard of conduct is not met. However, indemnification for an adverse judgment in a suit by or in the right of the corporation, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.
Under the Fund’s charter, the Fund has the power, to the maximum extent permitted by Maryland law but subject to the 1940 Act, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding, to (a) any individual who is a present or former director or officer of the Fund or (b) any individual who, while a director or officer of the Fund and at the request of the Fund, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Fund. The Fund’s charter also grants the Fund the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Fund in any of the capacities described in (a) or (b) above and to any employee or agent of the Fund or a predecessor of the Fund.
The Bylaws of the Fund obligate it to indemnify (i) its present and former directors and officers, whether serving or having served the Fund or at its request any other entity, to the fullest extent required or permitted by Maryland law in effect from time to time (as limited by the 1940 Act), including the advance of costs and expenses (including attorneys’ fees) under the procedures and to the fullest extent permitted by law, and (ii) other employees and agents to the extent authorized by the Board of Directors, the charter, or the bylaws and as permitted by law.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
The Fund, its directors and officers, the Fund’s investment adviser and persons affiliated with them are insured under policies of insurance maintained by the Fund and the adviser, within the limits and subject to the limitations of the policies, against certain expenses in connection with the defense of actions, suits or proceedings and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such directors or officers. The policies expressly exclude coverage for any director or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.
Item 31.   Business and Other Connections of Investment Adviser
Neither VAIA nor DPIM nor any of their respective directors or executive officers, have at any time during the past two years been engaged in any other business, profession, vocation or employment of a substantial nature either for its or his own account or in the capacity of director, officer, employee, partner or director, except as indicated in this Registration Statement.
Item 32.   Location of Accounts and Records
The accounts and records of the Registrant are maintained at the office of the Registrant at 100 Pearl Street, Hartford, Connecticut 06103.
Item 33.   Management Services
Not applicable.

Item 34.   Undertakings
1. The Registrant undertakes to suspend the offering of its Common Stock until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.
2. Not applicable.
3. Not applicable.
4. Not applicable.
5. The Registrant undertakes that:
a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the registration statement as of the time it was declared effective; and
b. for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut on the 28th day of May 2014.
DUFF & PHELPS SELECT ENERGY
MLP FUND INC.

By:	/s/ George R. Aylward
Director, Chief Executive Officer and President

Pursuant to the requirements of the 1933 Act, this amendment to the Registration Statement has been signed by the following person in the capacity and on the date indicated.

Signature	Title	Date
* George R. Aylward	Director, Chief Executive Officer and President (Principal Executive Officer)	May 28, 2014
/s/ W. Patrick Bradley W. Patrick Bradley	Treasurer (Principal Financial and Accounting Officer)	May 28, 2014
* Thomas F. Mann	Director	May 28, 2014
* Phillip R. McLoughlin	Director	May 28, 2014
* William R. Moyer	Director	May 28, 2014
* James Oates	Director	May 28, 2014

By:	/s/ William Renahan William Renahan As Agent or Attorney-in-fact May 28, 2014

The original power of attorney authorizing Kevin J. Carr, Mark S. Flynn, Jennifer S. Fromm and William Renahan to execute this Registration Statement, and any amendments thereto, for the directors of the Registrant on whose behalf this Registration Statement is filed has been executed and was filed as Exhibit (s) on May 23, 2014 with the Registrant’s Registration Statement on Form N-2 (File Nos. 333-195214 and 811-22958) and incorporated by reference herein.

Schedule of Exhibits to Form N-2

Exhibit No.	Exhibit
Exhibit (n)	Consent of Independent Registered Public Accounting Firm